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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-17620) UNDER
                           THE SECURITIES ACT OF 1933


                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 98



                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                                AMENDMENT NO. 98



                              VANGUARD WORLD FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
          ON DECEMBER 31, 2004 PURSUANT TO PARAGRAPH (A) OF RULE 485.









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

                    VANGUARD/(R)/ CALVERT SOCIAL INDEX FUND

                      Investor Shares . December 31, 2004

STOCK PROSPECTUS

This prospectus
contains financial data for the Fund through the fiscal year ended August 31, 2004.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    THE VANGUARD GROUP /(R)/LOGO

VANGUARD CALVERT SOCIAL INDEX FUND

Investor Shares
December 31, 2004


A Stock Index Mutual Fund


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  5 AN INTRODUCTION TO INDEX FUNDS
  6 MORE ON THE FUND
 10 THE FUND AND VANGUARD
 10 INVESTMENT ADVISOR
 11 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 12 SHARE PRICE
 13 FINANCIAL HIGHLIGHTS
 15 INVESTING WITH VANGUARD
   15 Buying Shares
   17 Converting Shares
   18 Redeeming Shares
   20 Exchanging Shares
   21 Other Rules You Should Know
   24 Fund and Account Updates
   25 Contacting Vanguard

 GLOSSARY OF INVESTMENT TERMS

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 The Fund offers two separate classes of shares: Investor Shares and Institutional Shares. This prospectus offers the Fund's Investor Shares. A separate prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1
FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of large- and mid-capitalization stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Calvert Social Index. The Index is composed of large- and mid-cap stocks that have been screened for certain social and environmental criteria by the Index sponsor, which is independent of Vanguard. The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index. For more information, please see MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk, which is the chance that the stocks selected for the Calvert Social Index will, in aggregate, trail returns from other mutual funds screened with similar criteria, from other asset classes, or from the overall stock market.

- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

     ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -40% - 60%
                        2001    -14.08
                        2002    -24.24
                        2003     30.45
      -----------------------------------------------------
     The year-to-date return as of the most recent calendar quarter, which ended September 30, 2004, was -1.20%.
      ----------------------------------------------------

  During the periods shown in the bar chart, the highest return for a calendar quarter was 16.23% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.62% (quarter ended September 30, 2002).




--------------------------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------------------
                                                                                                               SINCE
                                                                                          1 YEAR          INCEPTION*
--------------------------------------------------------------------------------------------------------------------

VANGUARD  CALVERT  SOCIAL INDEX FUND INVESTOR  SHARES
 Return Before Taxes                                                                      30.45%              -6.93%
 Return  After Taxes on  Distributions                                                    30.26               -7.18
 Return After Taxes on Distributions and Sale of Fund Shares                              20.03               -5.94
--------------------------------------------------------------------------------------------------------------------
CALVERT  SOCIAL  INDEX (reflects no deduction  for fees, expenses, or taxes):             30.85%              -6.84%

DOW JONES WILSHIRE 5000 COMPOSITE INDEX (reflects no deduction for fees,
 expenses, or taxes):                                                                     31.64               -3.80
--------------------------------------------------------------------------------------------------------------------
*Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments.  Since-inception  returns are from May 31, 2000 through December 31, 2003.
--------------------------------------------------------------------------------------------------------------------





NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share class and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2004.

3


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None
      Account Maintenance Fee (for accounts under $10,000):            $10/year*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                 0.19%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                      0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.25%

      *The account maintenance fee will be deducted from the Fund's annual dividend distribution. If the amount of the distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.





 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------------------
   1 YEAR            3 YEARS           5 YEARS             10 YEARS
---------------------------------------------------------------------
    $26                $80               $141                $318
---------------------------------------------------------------------




THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
                                   PLAIN TALK
                              ABOUT FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Calvert Social Index Fund Investor Shares' expense ratio in fiscal year 2004 was 0.25%, or $2.50 per $1,000 of average net assets. The average large-cap growth mutual fund had expenses in 2003 of 1.61%, or $16.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

                                                                           4
--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $3,000; $1,000 for IRAs and most
                                         custodial accounts for minors
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   NEWSPAPER ABBREVIATION
since inception                          CalSoc

INCEPTION DATE                           VANGUARD FUND NUMBER
May 8, 2000                              213

NET ASSETS (ALL SHARE CLASSES) AS        CUSIP NUMBER
OF AUGUST 31, 2004                       921910303
$287 million
                                         TICKER SYMBOL
SUITABLE FOR IRAS                        VCSIX
Yes
--------------------------------------------------------------------------------

5
AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

 Index funds typically have the following characteristics:

- Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.

- Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.


- Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.

Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

                                                                           6
MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG]symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing all, or substantially all, of its assets in the stocks that make up the Calvert Social Index may be changed only upon 60 days' notice to shareholders.

MARKET EXPOSURE


[FLAG}THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.




--------------------------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-2003)
--------------------------------------------------------------------------------
                     1 YEAR      5 YEARS       10 YEARS         20 YEARS
--------------------------------------------------------------------------------

Best                  54.2%        28.6%          19.9%            17.8%
Worst                -43.1        -12.4           -0.8              3.1
Average               12.4         10.7           11.2             11.3
--------------------------------------------------------------------------------





 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.


[FLAG[THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT THE
     STOCKS SELECTED FOR THE CALVERT SOCIAL INDEX WILL, IN AGGREGATE, TRAIL RETURNS FROM OTHER MUTUAL FUNDS SCREENED WITH SIMILAR CRITERIA, FROM OTHER ASSET CLASSES, OR FROM THE OVERALL STOCK MARKET.

7
SECURITY SELECTION


INDEX REPLICATION STRATEGY. The Fund uses the replication method of indexing. This means that the Fund holds each security found in the Calvert Social Index in approximately the same proportion as represented in the index itself. For example, if 5% of the Index were made up of the stock of a specific company, the Fund would invest about 5% of its assets in that company.


 The Fund seeks to provide investment results that correspond to those of the Calvert Social Index. The correlation between the performance of the Fund and that of the Index is expected to be at least 95% (100% would indicate perfect correlation). Keep in mind that the social screening policies employed by the Index may result in economic sector weightings that are significantly different from those of the overall market. For example, as of August 31, 2004, financial stocks represented 30% of the Calvert Social Index, while that sector represented approximately 24% of the Dow Jones Wilshire 5000 Index.


THE CALVERT SOCIAL INDEX. The Calvert Social Index is maintained by the Calvert Group of Bethesda, Maryland, a leading organization in the world of social investing. Calvert selects stocks from approximately 1,000 of the largest public companies in the United States by evaluating each company's performance in the following categories: environment, workplace, product safety and impact, international operations and human rights, community relations, and the rights of indigenous peoples. In addition, Calvert also assesses business practices and corporate governance. Included in the Index are companies: (1) with programs focused on reducing overall environmental impact; (2) with good labor-relations records, including those with strong diversity programs; (3) that produce healthful and safe products and services; (4) that have reduced their use of animal testing; (5) that are responsible citizens in their communities; and (6) that have adopted human rights standards.


 Excluded from the Index are companies that, in Calvert's opinion: (1) have poor environmental records (including those with significant compliance and waste management problems); (2) significantly engage in nuclear power; (3) have a record of employment discrimination; (4) provide unsafe workplaces; (5) are primarily engaged in tobacco, alcohol, firearms, or gambling; (6) abuse animals through methods of factory farming; (7) are primarily engaged in weapons contracting; (8) directly contribute to human rights violations worldwide; or
(9) are significantly engaged in a pattern or practice of violating the rights of indigenous peoples. For further information about the Calvert Social Index, please visit Calvert's website at www.calvert.com or contact Calvert at 1-800-368-2745.


[FLAG] THE FUND IS SUBJECT TO NONDIVERSIFICATION  RISK, WHICH IS THE CHANCE THAT
     THE FUND'S PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES. THE FUND IS CONSIDERED NONDIVERSIFIED, WHICH MEANS THAT IT MAY INVEST A GREATER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF PARTICULAR ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS.






RISK OF NONDIVERSIFICATION


The target index tracked by the Fund typically includes a diverse collection of stocks. The Fund, likewise, holds stocks of many companies across many different industries. It is possible that the Fund's target index could become less diversified if the Index's largest companies significantly increase in value relative to the Index's other components. In an extreme situation, the Fund, by tracking such an index, might no longer meet the legal definition of
"diversified." For this reason, the Fund is classified as "nondiversified." However, the Fund, in actuality, has been diversified from inception until the date of this prospectus, and Vanguard expects it to remain diversified.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

 The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that make up the index it tracks.


 To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. Derivatives will not be screened based on social or environmental criteria.


 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.


ACCOUNT MAINTENANCE AND CUSTODIAL FEES

To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund accounts whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$10 per year--is deducted from the annual dividend distribution, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.


 A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000.

See INVESTING WITH VANGUARD for more information about fees.


FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by shareholders engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent

9

trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:


- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.


- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.


- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.



TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 69%, and for domestic stock funds, the average turnover rate was 108%, both as reported by Morningstar, Inc., on August 31, 2004.




--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

                                                                          10
THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $750 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR



The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of August 31, 2004, Vanguard served as advisor for about $536 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.


 For the fiscal year ended August 31, 2004, the advisory expenses represented an effective annual rate of 0.03% of the Fund's average net assets.


 The advisor, when trading securities on behalf of the Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR


 The manager primarily responsible for overseeing the Fund's investments is:

 GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

11
DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




BASIC TAX POINTS


Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

-    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"


Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

-    Provide us with your correct taxpayer identification number;

-    Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

13
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rates change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Investor Shares began fiscal year 2004 with a net asset value (price) of $6.87 per share. During the year, each Investor Share earned $0.08 from investment income (interest and dividends) and $0.52 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.07 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $7.40, reflecting earnings of $0.60 per share and distributions of $0.07 per share. This was an increase of $0.53 per share (from $6.87 at the beginning of the year to $7.40 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.75% for the year.

As of August 31, 2004, the Investor Shares had approximately $274 million in net assets. For the year, the expense ratio was 0.25% ($2.50 per $1,000 of net assets), and the net investment income amounted to 1.17% of average net assets. The Fund sold and replaced securities valued at 8% of its net assets.
--------------------------------------------------------------------------------







CALVERT SOCIAL INDEX FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          MAY 8* TO
                                                                 YEAR ENDED AUGUST 31,                                     AUG. 31,
                                           ---------------------------------------------------------
                                                  2004           2003            2002            2001                          2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $6.87          $6.02           $7.57           $11.14                      $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .08            .07             .05              .04                         .02
 Net Realized and Unrealized Gain (Loss)
  on Investments                                    .52            .84           (1.55  )         (3.57)                       1.12
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  .60            .91           (1.50  )         (3.53)                       1.14
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.07)          (.06)           (.05)            (.03)                         --
 Distributions from Realized Capital Gains           --             --              --             (.01)                         --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                              (.07)          (.06)           (.05)            (.04)                         --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $7.40          $6.87           $6.02           $ 7.57                      $11.14
====================================================================================================================================
TOTAL RETURN                                      8.75%         15.28%         -19.96%          -31.75%                      11.07%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)             $274           $150              $94              $80                         $40
 Ratio of Total Expenses to Average Net Assets   0.25%          0.25%            0.25%            0.25%                     0.25%**
 Ratio of Net Investment Income to Average
  Net Assets                                     1.17%          1.18%            0.82%            0.70%                     0.98%**
 Turnover Rate                                      8%            14%              18%              10%                          3%
====================================================================================================================================
*Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments.  Performance  measurement began May 31, 2000.
**Annualized.

15


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------





BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs (excluding SEP-IRAs) and most custodial accounts for minors.


TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.


 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.


HOW TO BUY SHARES

ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.


BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--213. For addresses, see Contacting Vanguard.


BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever

                                                                          16
you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received at Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.

 BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.



For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.


PURCHASE RULES YOU SHOULD KNOW

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your

17
identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.



CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

CONVERSIONS INTO INSTITUTIONAL SHARES
You may convert Investor Shares of the Fund into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $10 million. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.

MANDATORY CONVERSIONS INTO INVESTOR SHARES



If an investor no longer meets the requirements for Institutional Shares, the Fund may convert the investor's Institutional Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the

                                                                          18
investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.


GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.


TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to

19
your bank account two business days after your trade date. Minimum electronic redemption is $100.

^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard/(R)/ Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.



^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a Fund with checkwriting privileges, that check may be rejected if the Fund does not have sufficient proceeds for payment.


^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.


^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES


An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S.SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.


 Funds may be added to or deleted from this list at any time, without notice to shareholders.




 For ALL VANGUARD FUNDS, the following limit generally applies:

21

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a

21

dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.



 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories include, but are not limited to the following:

- Systematic transactions, including those under Vanguard's Automatic Investment
Plan,   Automatic  Exchange  Service,   Automatic  Withdrawal  Plan,  and  other
rebalancing programs reviewed by Vanguard.

- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services/(R)/).

- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.



This limit also will not apply if it would violate a law, regulation or court order.

This limit does not apply to omnibus accounts held through intermediaries.Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.



 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, In the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.



OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/

^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

- Authorization to act on the account (as the account owner or by legal documentation or other means).


 - Account registration and address.

 - Social Security or employer identification number.

 - Fund name and account number, if applicable.

^SUBJECT TO  REVISION.

We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:

 - The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:



-    Authorized signatures of all registered owners.


-    Signature guarantees, if required for the type of transaction.*


-    Any supporting legal documentation that may be required.


*Call Vanguard for specific signature-guarantee requirements.



FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.


ACCOUNTS WITH MORE THAN ONE OWNER

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to

23

do so. Please take precautions to protect yourself from fraud.
Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING  WITH  VANGUARD  THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.

Intermediaries  may apply  frequent-trading  policies  that  differ  from those
described  in  this   prospectus.   If  you  invest  with  Vanguard  through  an
intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.


CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

                                                                          24
RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES

We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

25
AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS

We will send you (electronically or by mail, as you prefer) financial reports about Vanguard Calvert Social Index Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:


-    Performance assessments with comparisons with industry benchmarks.

-    Reports from the advisor.

-    Financial statements with detailed listings of the Fund's holdings.

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


PORTFOLIO  HOLDINGS
We may post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent caledar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We may post on our website at www.vanguard.com, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD
ONLINE
VANGUARD.COM

-    For the most complete source of Vanguard news

-    For fund, account, and service information
-    For most account transactions
-    For literature requests
-    24 hours a day, 7 days a week

26
VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)

-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
-    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
Text telephone at
1-800-952-3335)

-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
 1-800-749-7273)

-    For account information
-    For most account transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors

-    Business hours only




INTERMEDIARY SALES SUPPORT
1-800-997-2798

-    For  information  and  services  for  financial   intermediaries  including
     broker-dealers, trust institutions, insurance companies, and financial advisors.
-    Business hours only


VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS MAIL, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815


FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Calvert Social Index Fund--213.















The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc., Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                               THE VANGUARD GROUP INC. /(R)/LOGO

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you would like more information about Vanguard Calvert Social Index Fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.



                                                   Fund's Investment Company Act
                                                           file number: 811-1027

                                                    (C) The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P213 122004

                    VANGUARD/(R)/ INTERNATIONAL GROWTH FUND

            Investor Shares & Admiral(TM) Shares . December 31, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
August 31, 2004.

STOCK
PROSPECTUS

 NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     THE VANGUARD GROUP/(R)/LOGO

VANGUARD INTERNATIONAL GROWTH FUND

Investor Shares and Admiral Shares
Prospectus
December 31, 2004


An International Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  10 THE FUND AND VANGUARD
  10 INVESTMENT ADVISORS
  12 DIVIDENDS, CAPITAL GAINS,
     AND TAXES
  13 SHARE PRICE
  14 FINANCIAL HIGHLIGHTS
  17 INVESTING WITH VANGUARD
   17 Buying Shares
   19 Converting Shares
   20 Redeeming Shares
   23 Exchanging Shares
   25 Other Rules You Should Know
   27 Fund and Account Updates
   29 Contacting Vanguard

 GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW
 The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:

  - SIMPLE IRAs and 403(b)(7) custodial accounts;
  - Other retirement plan accounts receiving special administrative services from Vanguard; or
  - Accounts maintained by financial intermediaries, except in limited circumstances.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

                                                                               1
FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in the stocks of companies located outside the United States. In selecting stocks, the Fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Fund uses multiple investment advisors to manage its portfolio.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

-    Investment  style risk,  which is the chance  that  returns  from  non-U.S.
     growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

2

      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -40% - 60%]
                      1994     0.76%
                      1995    14.89
                      1996    14.65
                      1997     4.12
                      1998    16.93
                      1999    26.34
                      2000    -8.60
                      2001   -18.92
                      2002   -17.79
                      2003    34.45
      ----------------------------------------------------
     The year-to-date return as of the most recent calendar quarter, which ended September 30, 2004, was 4.03%.
      ----------------------------------------------------



     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.86% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.80% (quarter ended September 30, 2002).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND
 INVESTOR SHARES
 Return Before Taxes                      34.45%         0.69%            5.28%
 Return After Taxes on Distributions      34.22         -0.21             4.37
 Return After Taxes on
  Distributions and Sale of Fund Shares   22.77          0.26             4.19
--------------------------------------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND
 ADMIRAL SHARES*
 Return Before Taxes                      34.66%           --               --
--------------------------------------------------------------------------------
MSCI EAFE INDEX** (reflects no deduction  38.59%        -0.05%            4.47%
 for fees, expenses, or taxes)
-------------------------------------------------------------------------------
 *From the inception date of the Fund's Admiral Shares on August 13, 2001, through December 31, 2003, the average annual total returns were 3.28% for the Admiral Shares and 4.19% for the MSCI EAFE Index.
**Morgan Stanley Capital International Europe, Australasia, Far East Index.




NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2004.

                                                         INVESTOR        ADMIRAL
                                                           SHARES         SHARES
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                    None           None
Purchase Fee:                                                None           None
Sales Charge (Load) Imposed on Reinvested Dividends:         None           None
Redemption Fee:                                               2%*            2%*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                        0.55%          0.37%
12b-1 Distribution Fee:                                      None           None
Other Expenses:                                             0.08%          0.08%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.63%          0.45%

*The 2% fee applies to shares redeemed within two months of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.




 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $64      $202      $351        $786
Admiral Shares         46       144       252         567
---------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Fund's expense ratios in fiscal year 2004 were as follows: for Investor Shares, 0.63%, or $6.30 per $1,000 of average net assets; for Admiral Shares, 0.45%, or $4.50 per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 2003 of 1.76%, or $17.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

4

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Distributed annually in December       Investor Shares--May be converted to
                                      Admiral Shares if you meet certain account
INVESTMENT ADVISORS                   balance and tenure requirements
- Schroder Investment Management       Admiral Shares--May be converted to
  North America Inc., New York,       Investor Shares if you are no longer
  N.Y., since inception               eligible for Admiral Shares
- Baillie Gifford Overseas Ltd,
  Edinburgh, Scotland, since 2003     NEWSPAPER ABBREVIATION
                                      Investor Shares--IntlGr
INCEPTION DATE                        Admiral Shares--IntlGrAdml
Investor Shares--September 30,
1981                                  VANGUARD FUND NUMBER
Admiral Shares--August 13, 2001       Investor Shares--81
                                      Admiral Shares--581
NET ASSETS (ALL SHARE CLASSES) AS
OF AUGUST 31, 2004                    CUSIP NUMBER
$8.1 billion                          Investor Shares--921910204
                                      Admiral Shares--921910501

SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VWIGX
                                      Admiral Shares--VWILX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000
for IRAs and most custodial
accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------





MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE


The Fund invests mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. About two-thirds of the Fund's assets are invested in long-term growth stocks; the remainder may be invested in stocks of companies that represent shorter-term opportunities. The asset-weighted median market capitalization of the Fund as of August 31, 2004, was $16.7 billion.



[FLAG]THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM NON-U.S. GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------





FLAG
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
     IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  69.4%    36.1%     22.0%       15.5%
Worst                -23.4     -2.9       4.0        10.2
Average               12.3     11.3      12.4        13.2
----------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2003. These returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Fund in particular.

6

 Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the preceding returns do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1994 through 2003, as measured by their respective indexes.




                            RETURNS FOR VARIOUS STOCK MARKETS*
--------------------------------------------------------------------------------------------
                           EUROPEAN           PACIFIC           EMERGING                U.S.
                             MARKET            MARKET          MARKETS**              MARKET
--------------------------------------------------------------------------------------------
1994                          2.72%            12.76%             -7.32%               1.32%
1995                         21.95              2.95              -0.01               37.58
1996                         21.09             -8.30              15.22               22.96
1997                         23.80            -25.87             -16.36               33.36
1998                         28.53              2.72             -18.39               28.58
1999                         15.89             56.65              60.88               21.04
2000                         -8.39            -25.78             -27.94               -9.10
2001                        -19.90            -25.40              -2.80              -11.89
2002                        -18.38             -9.29              -7.04              -22.10
2003                         38.54             38.48              58.81               28.68
--------------------------------------------------------------------------------------------
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index (formerly known as the Select
 Emerging Markets Free Index); and U.S. market returns are measured by the
 Standard & Poor's 500 Index.
**The inception date of the Select Emerging Markets Index was May 4, 1994; the
 return shown for 1994 was measured by the MSCI Emerging Markets Index (formerly known as the MSCI Emerging Markets Free Index).
--------------------------------------------------------------------------------------------



 Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from this Fund in particular.

FLAG THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK.  COUNTRY RISK IS THE
     CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------

SECURITY SELECTION

Each of the investment advisors independently chooses and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees decides the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
 The two advisors use active management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies, the price of the securities, and the stock market and economy in general.
 Schroder Investment Management North America Inc. (Schroders) believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroders continually evaluates financial markets around the world and identifies those countries with, in the advisor's opinion, the most favorable business climates.

 Once an attractive market has been identified, Schroders analyzes the companies there and ranks them according to their potential for price appreciation based on measures relating to earnings, returns on capital, and cash flows. Schroders generally considers meetings with management an important part of the security selection process. The companies chosen by Schroders reflect a wide variety of countries and industries.
 Baillie Gifford Overseas Ltd (Baillie Gifford), which began managing the Fund in 2003, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash-flow growth to be critical factors in evaluating a company's prospects.

 Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors considered in this bottom-up analysis are: earnings growth, cash-flow growth, profitability, debt and interest coverage, and valuation.
 To determine how to allocate its portion of the Fund's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.
 The Fund is generally managed without regard to tax ramifications.

8

FLAG
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of foreign companies, the Fund may make other kinds of investments to achieve its objective.

 The Fund may invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may also enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.
 The Fund may also invest in convertible securities.

 The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

                                                                               9
REDEMPTION FEE


The Fund charges a fee on shares that are redeemed before they have been held for two months. This fee applies when shares are redeemed by selling, by exchanging to another Vanguard fund, or by application of the low-balance account-closure policy. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fee for certain categories of investors. The Fund may also further modify its redemption policies at any time without giving advance notice to shareholders.

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request-- including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER(R) Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.


 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was 101%, as reported by Morningstar, Inc., on August 31, 2004.

10


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital
gains that must be distributed   to   shareholders   as   taxable   income.
--------------------------------------------------------------------------------



THE FUND AND VANGUARD


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was 101%, as reported by Morningstar, Inc., on August 31, 2004.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISORS

The Fund uses a multimanager approach. Each advisor independently manages a separate portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.

- Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is an investment advisory firm founded in 1979. Schroders is part of a worldwide group of financial services companies known as The Schroder Group. As of August 31, 2004, The Schroder Group managed about $180 billion in assets. Schroder Investment Management North America Limited, 31 Gresham Street, London, EC2V 7QA, England, serves as the sub-advisor for the Schroders portion of the Fund, commencing on or about
  April 1, 2003.
- Baillie Gifford Overseas Ltd, Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began advising the Fund in 2003. Baillie Gifford & Co. had approximately $52 billion in assets under management as of August 31, 2004.
 The Fund pays each of its investment advisors on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the average net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period is compared with that of the MSCI EAFE Index over the same period.

 Schroder Investment Management North America Inc. pays 25% of its advisory fee to Schroder Investment Management North America Limited for providing sub-advisory services.

 Please consult the Statement of Additional Information for more information about the Fund's investment advisory arrangements.
 For the fiscal year ended August 31, 2004, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets before a performance-based decrease of $322,000.
 Each advisor, when trading securities on behalf of a Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.
 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISORS

 The managers primarily responsible for overseeing the Fund's investments are:

 RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder. He has been with The Schroder Group since 1968 and has managed the Fund since its inception. Education: the Sorbonne, France; M.A., Cambridge University, England.

 JAMES K. ANDERSON, Deputy Chief Investment Officer and Partner of Baillie Gifford & Co. He has managed assets with Baillie Gifford since 1985 and began managing the Fund in 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton
 University.
--------------------------------------------------------------------------------

12
DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


BASIC TAX POINTS


Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

                                                                              13
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities

14
held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Fund's Investor Shares as an example. The Investor
 Shares began fiscal year 2004 with a net asset value (price) of $14.01 per share. During the year, each Investor Share earned $0.27 from investment income (interest and dividends) and $2.26 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.21 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $16.33, reflecting earnings of $2.53 per share and distributions of $0.21 per share. This was an increase of $2.32 per share (from $14.01 at the beginning of the year to $16.33 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 18.14% for the year.

 As of August 31, 2004, the Investor Shares had approximately $6.8 billion in net assets. For the year, the expense ratio was 0.63% ($6.30 per $1,000 of net assets), and the net investment income amounted to 1.69% of average net assets. The Fund sold and replaced securities valued at 45% of its net assets.
--------------------------------------------------------------------------------





INTERNATIONAL GROWTH FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------
                                                    2004         2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $14.01       $12.97        $15.41        $22.23        $19.75
----------------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                               .27          .19           .19           .23           .26
 Net Realized and Unrealized Gain (Loss)            2.26         1.03         (2.35)        (5.41)         3.38
 on Investments
----------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                   2.53         1.22         (2.16)        (5.18)         3.64
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income               (.21)        (.18)         (.24)         (.22)         (.26)
 Distributions from Realized Capital Gains            --           --          (.04)        (1.42)         (.90)
----------------------------------------------------------------------------------------------------------------------
 Total Distributions                                (.21)        (.18)         (.28)        (1.64)        (1.16)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $16.33       $14.01        $12.97        $15.41        $22.23
======================================================================================================================
TOTAL RETURN*                                      18.14%        9.62%       -14.20%       -24.49%        18.68%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $6,797       $5,458        $4,930        $6,447       $10,144
 Ratio of Total Expenses to Average Net Assets**    0.63%        0.69%         0.67%         0.61%         0.53%
 Ratio of Net Investment Income to Average
 Net Assets                                         1.69%        1.57%         1.28%         1.19%         1.26%
 Turnover Rate                                        45%          59%           40%           48%           48%
======================================================================================================================
 *Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
**Includes performance-based investment advisory fee increases (decreases) of
  0.00%, 0.01%, 0.02%, 0.01%, and 0.00%.

16

INTERNATIONAL GROWTH FUND ADMIRAL SHARES

                                                                                                  AUG. 13* TO
                                                                     YEAR ENDED AUGUST 31,           AUG. 31,
                                                                                                         2001
                                                           2004         2003          2002       -------------------
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $44.57       $41.27        $49.02             $50.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .93         .681          .677                .07
 Net Realized and Unrealized Gain (Loss) on Investments    7.21        3.264        (7.502)             (1.05)
--------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          8.14        3.945        (6.825)              (.98)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.75)       (.645)        (.795)                --
 Distributions from Realized Capital Gains                   --           --         (.130  )              --
--------------------------------------------------------------------------------------------------------------------
 Total Distributions                                       (.75)       (.645)        (.925)                --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $51.96       $44.57        $41.27             $49.02
====================================================================================================================
TOTAL RETURN**                                            18.36%        9.80%       -14.12%             -1.96%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $1,262       $1,044          $895               $495
 Ratio of Total Expenses to Average Net Assets+           0.45%        0.51%         0.54%            0.54%++
 Ratio of Net Investment Income to Average Net Assets     1.86%        1.76%         1.53%            2.50%++
 Turnover Rate                                              45%          59%           40%                48%
====================================================================================================================
 *Inception.
**Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
 +Includes performance-based investment advisory fee increases (decreases) of
  0.00%, 0.01%, 0.02%, and 0.01%.
++Annualized.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.
                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------





BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs (excluding SEP-IRAs) and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.




ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares.
Institutional clients should contact Vanguard for information on special rules that may apply to them.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.


HOW TO BUY SHARES

ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from

18
another fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See
Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.



For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

                                                                              19
PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
 - SIMPLE IRAs and 403(b)(7) custodial accounts;
 - Other retirement plan accounts receiving special administrative services from Vanguard; or
 - Accounts maintained by financial intermediaries, except in limited circumstances.

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.


^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason and without notice.



CONVERTING SHARES

A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctu

20


ations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES

All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or mail to request this transaction.


TENURE CONVERSIONS
INTO ADMIRAL SHARES

THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.

 Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard's Admiral Service Center by telephone or mail to request this transaction.


MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www. vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


REDEMPTION FEES

The Fund charges a 2% fee on shares redeemed within two months of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.

We will redeem your "oldest" shares first. Redemption fees may not apply to certain categories of redemptions, such as those that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are: redemptions of shares purchased through the reinvestment of dividend and capital gains distributions; redemptions resulting from account transfers and share class conversions within the same fund; redemptions from or within employer-sponsored defined contribution plans serviced by Vanguard's Integrated Retirement Plan Solutions Department and Vanguard's Institutional Investment Group; redemptions resulting from required minimum distributions from an individual retirement account for which Vanguard serves as trustee or custodian; redemptions resulting from individual retirement account conversions, recharacterizations, and excess contributions; redemptions within Vanguard advisory programs (such as Vanguard Fiduciary Services) and institutional rebalancing and asset allocation programs; redemptions from or within annuity programs for which Vanguard provides specialized marketing or support services; and redemptions by certain pension plans as required by law or by regulatory authorities. Redemption fees also may be waived if required by law, regulation, or court order.

Certain intermediaries might not exempt redemption fees as described above. Please also see Other Rules You Should Know-Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

22
YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.


TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100. ^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard/(R)/ Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or by electronic bank transfer. If you have written a check on a Fund with checkwriting privileges, that check may be rejected if the Fund does not have sufficient proceeds for payment.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES


An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase

24

the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM)//FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
 Funds may be added to or deleted from this list at any time, without notice to shareholders.

  For ALL VANGUARD FUNDS, the following limit generally applies:
- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.



 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent- trading or market-timing concerns. These categories are:
- Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.
- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services/(R)/).
- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

  This limit also will not apply if it would violate a law, regulation, or court order.
  This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.


 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

                                                                              25
OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/

^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

 - Authorization to act on the account (as the account owner or by legal documentation or other means).

 - Account registration and address.
 - Social Security or employer identification number.

 - Fund name and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:

 - The fund name and account number.

 - The amount of the transaction (stated in dollars, shares, or percent).
 Written instructions also must include:
 - Authorized signatures of all registered owners.

 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

26


FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.


ACCOUNTS WITH MORE THAN ONE OWNER

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.

 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

                                                                              27
LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the Fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

28
PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS

We will send you (electronically or by mail, as you prefer) financial reports about Vanguard International Growth Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments with comparisons to industry benchmarks.
- Reports from the advisors.
- Financial statements with detailed listings of the Fund's holdings.

 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We may post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We may post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD


ONLINE

VANGUARD.COM

- For the most complete source of Vanguard news

- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week


INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
- For Admiral account information
- For most Admiral transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
1-800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only

30

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard International Growth Fund--81 (Investor Shares) or 581 (Admiral Shares).

The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

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





















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
GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                  THE VANGUARD GROUP, INC. /(R)/

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you would like more information about Vanguard International Growth Fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.



                                                   Fund's Investment Company Act
                                                           file number: 811-1027


                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.



                                                                     P081 122004

                        VANGUARD(R) U.S. GROWTH FUND

            Investor Shares & Admiral(TM) Shares . December 31, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
August 31, 2004.







NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                [THE VANGUARD GROUP /(R)/ LOGO]

VANGUARD U.S. GROWTH FUND

Investor Shares and Admiral Shares
Prospectus
December 31, 2004


A Growth Stock Mutual Fund

-----------------------------------------------
CONTENTS
-----------------------------------------------


  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  8 THE FUND AND VANGUARD
  9 INVESTMENT ADVISORS
  10 DIVIDENDS, CAPITAL GAINS, AND TAXES
  12 SHARE PRICE
  13 FINANCIAL HIGHLIGHTS
  15 INVESTING WITH VANGUARD
   15 Buying Shares
   17 Converting Shares
   18 Redeeming Shares
   21 Exchanging Shares
   22 Other Rules You Should Know
   25 Fund and Account Updates
   26 Contacting Vanguard

GLOSSARY OF INVESTMENT TERMS
----------------------------------------------



-------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:
  - SIMPLE IRAs and 403(b)(7) custodial accounts;
  - Other retirement plan accounts receiving special administrative services from Vanguard; or
  - Accounts maintained by financial intermediaries, except in limited circumstances.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Fund uses multiple investment advisors.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-cap growth stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
- Asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


        ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
[RANGE -60% TO 60%]
                       1994            3.88%
                       1995           38.44
                       1996           26.05
                       1997           25.93
                       1998           39.98
                       1999           22.28
                       2000          -20.17
                       2001          -31.70
                       2002          -35.80
                       2003           26.10
      ----------------------------------------------------

     The year-to-date return as of the most recent calendar quarter, which ended September 30, 2004, was -2.70%.

      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 24.73% (quarter ended December 31, 1998), and the lowest return for a quarter was -31.03% (quarter ended March 31, 2001).

2



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS        10 YEARS
-------------------------------------------------------------------------------
VANGUARD U.S. GROWTH FUND INVESTOR SHARES
 Return Before Taxes                        26.10%      -11.60%         5.60%
 Return After Taxes on Distributions        26.04       -12.58          4.28
 Return After Taxes on Distributions        17.04        -9.22          4.74
  and Sale of Fund Shares
VANGUARD U.S. GROWTH FUND ADMIRAL SHARES*
 Return Before Taxes                        26.31%          --            --
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deductions for fees, expenses, or taxes):
 RUSSELL 1000 GROWTH INDEX                  29.75%       -5.11%         9.21%
 STANDARD & POOR'S 500 INDEX                28.68        -0.57         11.07
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on August 13, 2001, through December 31, 2003, the average annual total returns were -9.20% for the Admiral Shares, -3.89% for the Russell 1000 Growth Index, and -1.22% for the Standard & Poor's 500 Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended August 31, 2004.





                                                       INVESTOR          ADMIRAL
                                                         SHARES           SHARES
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                  None             None
Purchase Fee:                                              None             None
Sales Charge (Load) Imposed on Reinvested Dividends:       None             None
Redemption Fee                                             None             None



ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                      0.51%            0.30%
12b-1 Distribution Fee:                                    None             None
Other Expenses:                                           0.02%            0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.53%            0.32%

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $54      $170      $296      $665
Admiral Shares         33       103       180       406
---------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard U.S. Growth Fund's expense ratios in fiscal year 2004 were as follows: for Investor Shares, 0.53%, or $5.30 per $1,000 of average net assets; for Admiral Shares, 0.32%, or $3.20 per $1,000 of average net assets. The average large-cap growth mutual fund had expenses in 2003 of 1.61%, or $16.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

4



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS        CONVERSION FEATURES
Distributed annually in December    Investor Shares--May be converted to
                                   Admiral Shares if you meet certain account
INVESTMENT ADVISORS                balance and tenure requirements
- Alliance Capital Management       Admiral Shares--May be converted to
  L.P., New York City, N.Y.,       Investor Shares if you are no longer
  since June 2001                  eligible for Admiral Shares

                                   NEWSPAPER ABBREVIATION
- William Blair & Company, L.L.C., Investor Shares--USGro
  Chicago, Ill., since April 2004  Admiral Shares--USGroAdml

INCEPTION DATE                     VANGUARD FUND NUMBER
Investor Shares--January 6, 1959   Investor Shares--23
Admiral Shares--August 13, 2001    Admiral Shares--523

NET ASSETS (ALL SHARE CLASSES) AS  CUSIP NUMBER
OF AUGUST 31, 2004                 Investor Shares--921910105
$6.3 billion                      Admiral Shares--921910600

                                   TICKER SYMBOL
SUITABLE FOR IRAS                  Investor Shares--VWUSX
Yes (both classes of shares)       Admiral Shares--VWUAX

MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000
for IRAs and most custodial accounts
for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------





MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in securities issued by U.S. companies may be changed only upon 60 days' notice to shareholders.


MARKET EXPOSURE

The Fund invests mainly in common stocks of companies that, in the advisors' opinions, offer favorable prospects for capital growth. These stocks tend to produce little current income. The Fund generally focuses on companies with market values of $10 billion or more, values that are considered large-cap by the Fund's investment advisors.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of August 31, 2004, was $22.9 billion.

FLAG
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.




         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%        17.8%
Worst                -43.1    -12.4      -0.8          3.1
Average               12.4     10.7      11.2         11.3
----------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Value funds typically emphasize stocks whose prices are below-average in relation to those measures; these stocks often have above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other.
--------------------------------------------------------------------------------

FLAG
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM LARGE-CAP GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

6

SECURITY SELECTION


The Fund uses multiple investment advisors, each of which is responsible for managing a portion of the Fund's assets. Alliance Capital Management L.P. (Alliance) and William Blair & Company, L.L.C. (William Blair & Company), the Fund's advisors, independently choose and maintain a portfolio of common stocks for the Fund. Each advisor employs active investment management methods, which means that securities are bought and sold based on the advisor's evaluations of companies and their financial prospects, as well as on the advisor's assessment of the stock market and economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.
 Although each advisor uses different processes to select securities, under normal circumstances the Fund will invest at least 80% of its assets in securities issued by U.S. companies.
 Alliance, advisor for 70%-75% of the Fund's assets, invests mainly in stocks of large- capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices compared with expected earnings. Alliance's internal research staff ranks hundreds of companies based on fundamental measures such as earnings growth and relative value. Using a disciplined process, the investment managers make their selections from these categories, focusing on companies that they believe are well-managed, show above-average earnings growth potential, and have reasonable valuations.
 In managing its portion of the Fund's assets--approximately 25%-30%-- William Blair & Company uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team.
 The Vanguard Group (Vanguard), manages a small portion (approximately 3%) of the Fund's assets to facilitate cash flows to and from the other advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see OTHER INVESTMENT POLICIES AND RISKS.

FLAG
BECAUSE THE FUND TENDS TO INVEST A HIGH PERCENTAGE OF ASSETS IN ITS TEN LARGEST HOLDINGS, THE FUND IS SUBJECT TO ASSET CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE FUND'S PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW STOCKS.


 The Fund is generally managed without regard to tax ramifications.

FLAG
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

The Fund may invest, to a limited extent, in foreign securities.

 The Fund may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

 Vanguard typically invests a small portion of the Fund's assets in stock index futures and/ or shares of exchange-traded funds (ETFs), including VIPER Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. The advisor may purchase them when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing the Fund's assets in VIPER Shares of other Vanguard funds. The Fund's assets invested in VIPER Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.


 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

8


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


TURNOVER RATE


Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for large-cap growth funds was 109%, as reported by Morningstar, Inc., on August 31, 2004.





--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $750 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS

The Fund uses a multimanager approach to investing its assets. Each advisor named below independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the board of trustees. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
- Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, is an investment advisory firm founded in 1971. Alliance manages assets for mutual funds, public and private employee benefit plans, public employee retirement funds, foundations, endowments, banks, and insurance companies worldwide. As of August 31, 2004, Alliance managed about $480 billion in assets.
- William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, is an independently owned full-service investment management firm founded in 1935. The firm manages assets for mutual funds, public and private employee benefit plans, foundations, endowments, institutions, and separate accounts. As of August 31, 2004, William Blair & Company managed about $23 billion in assets.

 The Fund pays its investment advisors on a quarterly basis. For each advisor, the quarterly fee is based on certain annual percentage rates applied to the average month-end net assets managed by the advisor over the period. In addition, the quarterly fees paid to each advisor may be increased or decreased based on the advisor's performance in comparison with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period (a 60-month period in the case of William Blair & Company) is compared with that of the Russell 1000 Growth Index over the same period. Note that this performance fee structure for William Blair & Company will not be in full operation until May 31, 2009; before then, the advisory fees will be calculated using certain transition rules that are explained in the Fund's Statement of Additional Information.
 Please consult the Statement of Additional Information for more information about the Fund's investment advisory arrangements.
 For the fiscal year ended August 31, 2004, the advisory fees paid represented an effective annual rate of 0.0.14% of the Fund's average net assets, before a performance-based decrease of 0.03%.
 Each advisor, when trading securities on behalf of a Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.
 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

10



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISORS

 The managers primarily responsible for overseeing the Fund's investments are:

 ALAN LEVI, Senior Vice President of Alliance Capital Management Corporation (the general partner of Alliance) and Team Leader of the Disciplined Growth Portfolio Team. He has worked in investment management since 1973 and has been with Alliance for his entire investment management career. Education: B.A., Johns Hopkins University; M.B.A., University of Chicago.

 JOHN F. JOSTRAND, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979 and has been with William Blair & Company since 1993. Education: B.A., University of Missouri; M.B.A., University of Michigan.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

BASIC TAX POINTS


Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

12

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2004 with a net asset value (price) of $14.00 per share. During the year, each Investor Share earned $0.028 from investment income (interest and dividends) and $0.409 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.047 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $14.39, reflecting earnings of $0.437 per share and distributions of $0.047 per share. This was an increase of $0.39 per share (from $14.00 at the beginning of the year to $14.39 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.11% for the year.

 As of August 31, 2004, the Investor Shares had approximately $5.5 billion in net assets. For the year, the expense ratio was 0.53% ($5.30 per $1,000 of net assets), and the net investment income amounted to 0.19% of average net assets. The Fund sold and replaced securities valued at 71% of its net assets.
--------------------------------------------------------------------------------

14



U.S. GROWTH FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                         --------------------------------------------------------------------
                                                           2004         2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                     $14.00       $12.92        $18.00        $49.26        $38.92
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .028         .040          .031          .039           .10
 Net Realized and Unrealized Gain (Loss) on Investments    .409        1.082        (5.075)      (23.799)        12.47
-----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .437        1.122        (5.044)      (23.760)        12.57
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.047)       (.042)        (.036)        (.050)         (.21)
 Distributions from Realized Capital Gains                   --           --            --        (7.450)        (2.02)
-----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (.047)       (.042)        (.036)       (7.500)        (2.23)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $14.39       $14.00        $12.92        $18.00        $49.26
=============================================================================================================================
TOTAL RETURN                                              3.11%        8.73%       -28.09%        -54.07%        33.29%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $5,503       $5,892        $5,472         $9,681       $22,331
 Ratio of Total Expenses to Average Net Assets*           0.53%        0.55%         0.50%          0.44%         0.38%
 Ratio of Net Investment Income to Average Net Assets     0.19%        0.32%         0.20%          0.13%         0.24%
 Turnover Rate                                              71%          47%           53%           135%           76%
=============================================================================================================================
*Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), 0.00%,
 0.00%, and 0.00%.








U.S. GROWTH FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 AUG. 13* TO
                                                                                                    AUG. 31,
                                                                         YEAR ENDED AUGUST 31,
                                                                   ------------------------------
                                                                     2004         2003       2002       2001
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $36.28       $33.46     $46.59     $50.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .147         .164       .168       .022
 Net Realized and Unrealized Gain (Loss) on Investments             1.052        2.811    (13.167)    (3.432)
------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                                   1.199        2.975    (12.999)    (3.410)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.189)       (.155)     (.131)        --
 Distributions from Realized Capital Gains                             --           --         --         --
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                (.189)       (.155)     (.131)        --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $37.29       $36.28     $33.46     $46.59
==============================================================================================================================
TOTAL RETURN                                                         3.29%        8.95%    -27.99%     -6.82%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $824       $1,071     $1,069       $262
 Ratio of Total Expenses to Average Net Assets+                     0.32%        0.37%      0.36%    0.38%**
 Ratio of Net Investment Income to Average Net Assets               0.40%        0.50%      0.37%    0.35%**
 Turnover Rate                                                        71%          47%        53%       135%
==============================================================================================================================
 * Inception.
**Annualized.
 +Includes performance-based investment advisory fee increases (decreases) of
 (0.03%), (0.02%), 0.00%, and 0.00%.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------





BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs (excluding SEP-IRAs) and most custodial accounts for minors.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.


ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.


HOW TO BUY SHARES

ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of the Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from

16

another Vanguard fund. See Exchanging Shares and Other Rules You Should Know. BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC
INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.


PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
 - SIMPLE IRAs and 403(b)(7) custodial accounts;
 - Other retirement plan accounts receiving special administrative services from Vanguard; or
 - Accounts maintained by financial intermediaries, except in limited circumstances.

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason and without notice.



CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the

18

total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES

All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or mail to request this transaction.


TENURE CONVERSIONS
INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.

 Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard's Admiral Service Center by telephone or mail to request this transaction.


MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on

                                                                              19
a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.


TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.

^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard/(R)/ Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

20

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, or by electronic bank transfer. If you have written a check on a Fund with checkwriting privileges, that check may be rejected if the Fund does not have sufficient proceeds for payment.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

21

EXCHANGING SHARES


An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
 Funds may be added to or deleted from this list at any time, without notice to shareholders.




 For ALL VANGUARD FUNDS, the following limit generally applies:
- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.



 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are:
- Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.
- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services/(R)/).
- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

22


     This limit will not apply if it would violate a law, regulation, or a court order.
     This limit does not apply to omnibus account held throug inermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.


 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/

^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

 - Authorization to act on the account (as the account owner or by legal documentation or other means).

 - Account registration and address.
 - Social Security or employer identification number.

 - Fund name and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER

We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:

 - The fund name and account number.

 - The amount of the transaction (stated in dollars, shares, or percent).
 Written instructions also must include:
 - Authorized signatures of all registered owners.

 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.

*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.


ACCOUNTS WITH MORE THAN ONE OWNER

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the indi-

24
vidual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action.
 If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the Fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS

We will send you (electronically or by mail, as you prefer) financial reports about Vanguard U.S. Growth Fund twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments with comparisons to industry benchmarks.
- Reports from the advisors.
- Financial statements with detailed listings of the Fund's holdings.

 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address.

26


You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


PORTFOLIO HOLDINGS

We may post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We may post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings"



CONTACTING VANGUARD


ONLINE

VANGUARD.COM

- For the most complete source of Vanguard news

- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
- For Admiral account information
- For most Admiral transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only


INTERMEDIARY SALES SUPPORT
1-800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only


VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard U.S. Growth Fund--23 (Investor Shares) or 523 (Admiral Shares).













The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

GROWTH FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE FUND
A mutual fund that emphasizes stocks whose prices typically are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                   THE VANGUARD GROUP /(R)/ LOGO
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION

If you would like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Fund's Investment Company Act
file number: 811-1027


                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     P023 122004

 VANGUARD/(R)/ U.S. SECTOR INDEX FUNDS

 Admiral  (TM) Shares . December 31, 2004

PROSPECTUS
STOCK

This prospectus contains financial data for the Funds through the fiscal period ended August 31, 2004.



                                      VANGUARD CONSUMER DISCRETIONARY INDEX FUND

                                            VANGUARD CONSUMER STAPLES INDEX FUND

                                                      VANGUARD ENERGY INDEX FUND

                                                  VANGUARD FINANCIALS INDEX FUND

                                                 VANGUARD HEALTH CARE INDEX FUND

                                                 VANGUARD INDUSTRIALS INDEX FUND

                                      VANGUARD INFORMATION TECHNOLOGY INDEX FUND

                                                   VANGUARD MATERIALS INDEX FUND

                                  VANGUARD TELECOMMUNICATION SERVICES INDEX FUND

                                                   VANGUARD UTILITIES INDEX FUND

                                                                     [INDEXED TO
                                                                 MSCI/(R)/ LOGO]


 NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                 [THE VANGUARD GROUP /(R)/ LOGO]

VANGUARD U.S. SECTOR INDEX FUNDS
Admiral Shares

Prospectus
December 31, 2004


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 INDEXING AND VANGUARD U.S. SECTOR INDEX FUNDS
  2 VANGUARD FUND PROFILES

     2 Consumer Discretionary Index Fund
     4 Consumer Staples Index Fund
     6 Energy Index Fund
     8 Financials Index Fund
    10 Health Care Index Fund
    12 Industrials Index Fund
    15 Information Technology Index Fund
    17 Materials Index Fund
    19 Telecommunication Services Index Fund
    21 Utilities Index Fund

 23 MORE ON THE FUNDS
 28 THE FUNDS AND VANGUARD

 29 INVESTMENT ADVISOR

29 DIVIDENDS, CAPITAL GAINS, AND TAXES
31  SHARE PRICE
32  FINANCIAL HIGHLIGHTS
36 INVESTING WITH VANGUARD

    36 Buying Shares
    39 Converting Shares
    39 Redeeming Shares
    42 Exchanging Shares
    43 Other Rules You Should Know
    46 Fund and Account Updates
    47 Contacting Vanguard

50 VIPER SHARES


 GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Funds. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 Vanguard Sector Index Funds offer two classes of shares: Admiral Shares and VIPER Shares. This prospectus offers the Funds' Admiral Shares, which have an investment minimum of $250,000 and are NOT available to:

-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

 Admiral Shares of the Funds can be converted into an exchange-traded class of shares known as VIPER Shares. A brief description of VIPER Shares and how to convert into them appears on pages 49 to 52 of this prospectus. A separate prospectus containing additional information about VIPER Shares is available at Vanguard's website, www.Vanguard.com, or by calling 1-866-499-8473 (1-866-499-VIPER).

 The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

 1

INDEXING AND VANGUARD U.S. SECTOR INDEX FUNDS



WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specialized market benchmark, or "index. " An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market or portion of a market. There are many types of stock indexes. Some represent entire markets--such as the U.S. stock market or the European stock market. Other stock indexes cover market segments, usually defined by market capitalization (e.g., small-capitalization stocks), investment style (e.g., growth stocks), or industry groupings (e.g., health care stocks).

WHAT ARE THE VANGUARD U.S. SECTOR INDEX FUNDS?

The Vanguard U.S. Sector Index Funds are a group of ten index funds that seek to track the performance of the following distinct components--or "sectors"--of the U.S. economy:

----------------------------------------------------
Consumer Discretionary  Industrials
Consumer Staples        Information Technology
Energy                  Materials
Financials              Telecommunication Services
Health Care             Utilities
----------------------------------------------------

 For their benchmarks, the Funds use ten sector indexes licensed to Vanguard by Morgan Stanley Capital International (MSCI). Each of these indexes measures the performance of a separate group of industries, as classified under the Global Industry Classification Standard (GICS). Together, the Funds' target indexes make up the MSCI/(R)/ Investable Market 2500 Index, a broad market index covering companies and industries across the entire U.S. economy.

WHAT INDEXING STRATEGIES DO THE VANGUARD U.S. SECTOR INDEX FUNDS USE?

Each Fund may use either of two distinct indexing strategies: replication or sampling.

- INDEX REPLICATION. Whenever practicable, a Fund will attempt to "replicate" its target index by holding all stocks represented in its index in approximately the same proportions as the stocks' respective weightings in the index.

- INDEX SAMPLING. When replication is not practicable, a Fund has the flexibility to use a secondary indexing strategy to "sample" its target index by holding all stocks represented in its index, but in proportions that vary from the stocks' respective weightings in the index. When sampling its target index, a Fund will attempt to hold securities that, in the aggregate, approximate the target index in terms of key characteristics such as price/earnings ratio, earnings growth, and dividend yield.


 A Fund typically will use index sampling only if regulatory constraints or other considerations prevent it from using index replication. For example, the Consumer Staples, Energy, Industrials, and Telecommunication Services Index Funds use index sampling in order to comply with Internal Revenue Code (IRC) diversification limits on the amount of assets that a regulated investment company may invest in the securities of a single company or group of companies. Their target indexes currently include proportions of certain stocks that exceed the IRC limits, so index replication is not possible for these Funds at this time.

                                                                           2
HOW CLOSELY WILL THE VANGUARD U.S. SECTOR INDEX FUNDS TRACK THEIR
TARGET INDEXES?

Funds using index replication can be expected to track the performance of their target indexes relatively closely. When sampling their target indexes, however, the Funds may experience a greater degree of "tracking error"--performance that lags or exceeds that of the target index. Tracking differences may be particularly wide if regulatory constraints--such as the IRC limits described above--inhibit a Fund's ability to approximate key characteristics of the target index.
 In addition, it should be noted that, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


PROFILE--VANGUARD(R) CONSUMER DISCRETIONARY INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer discretionary stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI/(R)/) U.S. Investable Market Consumer Discretionary Index, an index of stocks of large, medium-size, and small U.S. companies within the consumer discretionary sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of those manufacturing and service industries that tend to be the most sensitive to economic cycles. Its manufacturing segment includes the following industries: automotive, household durable goods, textiles and apparel, and leisure equipment. The services segment includes hotels, restaurants, and other leisure facilities, media production and services, and consumer retailing.
 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the consumer discretionary sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.

 3
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

PERFORMANCE/RISK INFORMATION

The Fund's Admiral Shares became available as of January 30, 2004. As of the fiscal period ended August 31, 2004, no Admiral Shares had been issued, so performance information is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------
   1 YEAR       3 YEARS
-------------------------
     $29          $90
-------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December
                                         $250,000
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   NEWSPAPER ABBREVIATION
since inception                          CoDilxAd

INCEPTION DATE                           VANGUARD FUND NUMBER
Admiral Shares--January 30, 2004         5483

NET ASSETS (ALL SHARE CLASSES) AS OF     CUSIP NUMBER
AUGUST 31, 2004                          92204A868
$19 million
                                         TICKER SYMBOL
SUITABLE FOR IRAS                        VCDAX
Yes
--------------------------------------------------------------------------------





PROFILE--VANGUARD(R) CONSUMER STAPLES INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer staples stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Consumer Staples Index, an index of stocks of large, medium-size, and small U.S. companies within the consumer staples sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco, as well as producers of nondurable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer supercenters.
 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.
 As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

 5
- Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the consumer staples sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.
- Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

PERFORMANCE/RISK INFORMATION

The Fund's Admiral Shares began operations on January 30, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------

     $29          $90         $157         $356
--------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December
                                         $250,000
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   NEWSPAPER ABBREVIATION
since inception                          CoStlxAd

INCEPTION DATE                           VANGUARD FUND NUMBER
Admiral Shares--January 30, 2004         5484

NET ASSETS (ALL SHARE CLASSES) AS OF     CUSIP NUMBER
AUGUST 31, 2004                          92204A850
$22 million
                                         TICKER SYMBOL
SUITABLE FOR IRAS                        VCSAX
Yes
--------------------------------------------------------------------------------





PROFILE--VANGUARD(R) ENERGY INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of energy stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Energy Index, an index of stocks of large, medium-size, and small U.S. companies within the energy sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related service and equipment (such as seismic data collection); or companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products.

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

 As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.

7
PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the energy sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.
- Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

PERFORMANCE/RISK INFORMATION

The Fund's Admiral Shares began operations on September 29, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------
   1 YEAR       3 YEARS
-------------------------
     $29          $90
-------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         EnergyAd

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   5480
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           92204A843
Admiral Shares--September 29, 2004
                                         TICKER SYMBOL
SUITABLE FOR IRAS                        VENAX
Yes

MINIMUM INITIAL INVESTMENT
$250,000
--------------------------------------------------------------------------------





PROFILE--VANGUARD(R) FINANCIALS INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of financial stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Financials Index, an index of stocks of large, medium-size, and small U.S. companies within the financials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate (including REITs).
 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

9

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the financials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

PERFORMANCE/RISK INFORMATION

The Fund's Admiral Shares began operations on February 4, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------

     $29          $90         $157         $356
-------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                       MINIMUM INITIAL INVESTMENT
Dividends are distributed                         $250,000
quarterly in March, June, September,
and December; capital gains, if
any, are distributed annually in December.
                                                   NEWSPAPER ABBREVIATION
INVESTMENT ADVISOR                                 FinlxdAd
The Vanguard Group, Valley Forge, Pa.,
since inception                                    VANGUARD FUND NUMBER
                                                   5486
INCEPTION DATE
Admiral Shares--February 4, 2004                   CUSIP NUMBER
                                                   92204A835
NET ASSETS (ALL SHARE CLASSES) AS OF
AUGUST 31, 2004                                    TICKER SYMBOL
$21 million                                         VFAIX

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------





PROFILE--VANGUARD(R) HEALTH CARE INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of health care stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Health Care Index, an index of stocks of large, medium-size, and small U.S. companies within the health care sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of two main industry groups. The first group includes companies that manufacture health care equipment and supplies or provide health care- related services (such as distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations).
The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals and biotechnology products.

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory

11
constraints or other considerations prevent it from replicating the Index.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the health care sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

PERFORMANCE/RISK INFORMATION

The Fund's Admiral Shares began operations on February 5, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------

     $29          $90         $157         $356
-------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $250,000

INVESTMENT ADVISOR                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   HltClxAd
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           5485
Admiral Shares--February 5, 2004
                                         CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF     92204A827
AUGUST 31, 2004
$30 million                              TICKER SYMBOL VHCIX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------





PROFILE--VANGUARD(R) INDUSTRIALS INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of industrial stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Industrials Index, an index of stocks of large, medium-size, and small U.S. companies within the industrial sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods (including aerospace and defense, construction, engineering and building products, electrical equipment, and industrial machinery); the provision of commercial services and supplies (including printing, employment, environmental, and office services); or the provision of transportation services (including airlines, couriers, marine, road and rail, and transportation infrastructure).
 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund

13
may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

 As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the industrials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.
- Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.
PERFORMANCE/RISK INFORMATION

The Fund's Admiral Shares began operations on September 29, 2004, so performance information for a full calendar year is not yet available.

                                                                          14
FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.




--------------------------
   1 YEAR       3 YEARS
-------------------------
     $29          $90
-------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         IndustAd

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   5482
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           92204A819
Admiral Shares--September 29, 2004
                                         TICKER SYMBOL
SUITABLE FOR IRAS                        VINAX
Yes

MINIMUM INITIAL INVESTMENT
$250,000
--------------------------------------------------------------------------------

15

PROFILE--VANGUARD(R) INFORMATION TECHNOLOGY INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of information technology stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Information Technology Index, an index of stocks of large, medium-size, and small U.S. companies within the information technology sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in the following three general areas: technology software and services, including companies that primarily develop software in various fields (such as the Internet, applications, systems, databases, management, and/or home entertainment) and companies that provide information technology consulting and services, data processing, and outsourced services; technology hardware and equipment, including manufacturers and distributors of communications equipment, computers and peripherals, electronic equipment, and related instruments; and semiconductors and semiconductor equipment manufacturers.
 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the information technology sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

                                                                          16
PERFORMANCE/RISK INFORMATION

The Fund's Admiral Shares began operations on March 25, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.




--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------

     $29          $90         $157         $356
--------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

17


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December
                                         $250,000
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   NEWSPAPER ABBREVIATION
since inception                          InfTecAd

INCEPTION DATE                           VANGUARD FUND NUMBER
Admiral Shares--March 25, 2004           5487

NET ASSETS (ALL SHARE CLASSES) AS OF     CUSIP NUMBER
AUGUST 31, 2004                          92204A793
$16 million
                                         TICKER SYMBOL
SUITABLE FOR IRAS                        VITAX
Yes
--------------------------------------------------------------------------------





PROFILE--VANGUARD(R) MATERIALS INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of materials stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Materials Index, an index of stocks of large, medium-size, and small U.S. companies within the materials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in a wide range of commodity-related manufacturing industries. Included within this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, as well as metals, minerals, and mining companies, including producers of steel.
 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the materials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.

- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

PERFORMANCE/RISK INFORMATION

The Fund's Admiral Shares began operations on February 11, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.




--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------

     $29          $90         $157         $356
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

19


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $250,000

INVESTMENT ADVISOR                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   MatrlxAd
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           5481
Admiral Shares--February 11, 2004
                                         CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF     92204A785
AUGUST 31, 2004
$21                                       million TICKER SYMBOL VMIAX
SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------





PROFILE--VANGUARD(R) TELECOMMUNICATION SERVICES INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of telecommunication services stocks.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Telecommunication Index, an index of stocks of large, medium-size, and small U.S. companies within the telecommunication services sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies that provide communication services primarily through a fixed-line, cellular, wireless, high-bandwidth, and/or fiber-optic cable network.
 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

 As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall

                                                                          20
 stock market. Because the Fund invests all, or substantially all, of its assets in the telecommunication services sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.
- Index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

PERFORMANCE/RISK INFORMATION

The Fund's Admiral Shares began operations on September 29, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

21


---------------------------
   1 YEAR       3 YEARS
-------------------------
     $29          $90
-------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         TelComAd

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   5488
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           92204A777
Admiral Shares--September 29, 2004
                                         TICKER SYMBOL
SUITABLE FOR IRAS                        VTCAX
Yes

MINIMUM INITIAL INVESTMENT
$250,000
--------------------------------------------------------------------------------





PROFILE--VANGUARD(R) UTILITIES INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of utilities stocks.

PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Utilities Index, an index of stocks of large, medium-size, and small U.S. companies within the utilities sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of electric, gas, and water utility companies, as well as companies that operate as independent producers and/or distributors of power. The sector includes both nuclear and nonnuclear facilities.

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

                                                                          22
- Sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the utilities sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

PERFORMANCE/RISK INFORMATION

The Fund's Admiral Shares began operations on April 28, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.


 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

23



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------

     $29          $90         $157         $356
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are distributed quarterly in March,      $250,000
June, September, and December; capital gains, if
any, are distributed annually in December.         NEWSPAPER ABBREVIATION
                                                   UtilIxAd
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             VANGUARD FUND NUMBER
since inception                                    5489

INCEPTION DATE                                     CUSIP NUMBER
Admiral Shares--April 28, 2004                     92204A769

NET ASSETS (ALL SHARE CLASSES) AS OF               TICKER SYMBOL
AUGUST 31, 2004                                    VUIAX
$43 million

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------




MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. When considering an investment in sector mutual funds, you should be aware that daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index or in synthetic equivalents (i.e., instruments that provide substantially similar economic exposure). A Fund may change its 80% policy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


MARKET EXPOSURE

The Funds invest mainly in common stocks of companies within designated market sectors. As a result, the Funds are subject to certain risks.

                                                                          24
[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


[FLAG] EACH FUND IS SUBJECT TO SECTOR RISK, WHICH IS THE CHANCE THAT SIGNIFICANT
     PROBLEMS WILL AFFECT A PARTICULAR SECTOR, OR THAT RETURNS FROM THAT SECTOR WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. DAILY FLUCTUATIONS IN SPECIFIC MARKET SECTORS ARE OFTEN MORE EXTREME THAN FLUCTUATIONS IN THE OVERALL MARKET. BECAUSE EACH FUND INVESTS ALL, OR SUBSTANTIALLY ALL, OF ITS ASSETS IN A SPECIFIC SECTOR, THE FUND'S PERFORMANCE LARGELY DEPENDS--FOR BETTER OR FOR WORSE--ON THE GENERAL CONDITION OF THAT SECTOR.

 A variety of circumstances and events can affect the overall performance of a given market sector. In addition, a sector's sensitivity to specific factors tends to change over time, so it is impossible to identify in advance the exact circumstances and events that will be most important to the future performance of that sector. Examples of factors that have proven important to the past performance of each Fund's targeted market sector are shown in the following table.

--------------------------------------------------------------------------------
                          SECTORS AND KEY PAST PERFORMANCE FACTORS
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY SECTOR:
Overall economic conditions, interest rates, consumer confidence, and disposable income.
--------------------------------------------------------------------------------
CONSUMER STAPLES SECTOR:
Consumer tastes, government regulation, marketing, and consumer confidence.
--------------------------------------------------------------------------------
ENERGY SECTOR:
Geopolitical events, government regulation, supply and demand of energy fuels, economic cycles, and fuel prices.
--------------------------------------------------------------------------------
FINANCIALS SECTOR:
Government regulation, interest rates, cost of capital funds, credit losses, and financial markets.
--------------------------------------------------------------------------------
HEALTH CARE SECTOR:
Patent protection, government regulation, research and development costs, litigation, and competitive forces.
--------------------------------------------------------------------------------
INDUSTRIALS SECTOR:
Government regulation, world events and economic conditions, insurance costs, and labor relations.
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SECTOR:
Overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation.
--------------------------------------------------------------------------------
MATERIALS SECTOR:
Commodity prices, government regulation, interest rates, resource availability, and economic cycles.
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES SECTOR:
Overall economic conditions, supply and demand, competition, and government regulation.
--------------------------------------------------------------------------------
UTILITIES SECTOR:
Deregulation, government spending, and supply and demand of fuels.
--------------------------------------------------------------------------------




 Each Fund invests across large-, mid-, and small-capitalization stocks, depending on the composition of its target index. The chart that follows provides a market capitalization breakdown for each Index as of August 31, 2004. For purposes of this chart, we have used

 25
market-capitalization ranges determined by Frank Russell Company. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of large-, mid-, and small-cap, even among Vanguard fund advisors.


                              LARGE-CAP          MID-CAP           SMALL-CAP
TARGET INDEX                >$12.2 BILLION  $1.6-$12.2 BILLION   <$1.6 BILLION
-------------------------------------------------------------------------------
Consumer Discretionary                54.1%               36.4%           9.5%
Consumer Staples                      85.3                12.7            2.0
Energy                                73.2                21.5            5.3
Financials                            67.3                26.3            6.4
Health Care                           74.3                19.2            6.5
Industrials                           68.3                22.3            9.4
Information Technology                69.4                21.8            8.8
Materials                             45.2                44.2           10.6
Telecommunication Services            86.2                12.0            1.8
Utilities                             39.8                52.6            7.6
-------------------------------------------------------------------------------



SECURITY SELECTION

Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market sector. Whenever practicable, each Fund uses the replication method of indexing as its primary strategy, meaning that it holds the same stocks as its target index and in approximately the same proportions.


[FLAG] TO THE EXTENT THAT EACH FUND SAMPLES ITS BENCHMARK  INDEX,  IT IS SUBJECT
     TO INDEX SAMPLING RISK, WHICH IS THE CHANCE THAT THE SECURITIES HELD BY A FUND WILL NOT PROVIDE INVESTMENT PERFORMANCE CLOSELY TRACKING THAT OF THE INDEX.


 Each Fund may also sample its index by holding stocks that, in the aggregate, are intended to approximate the target index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the index.

 The following table shows the number of stocks in each Fund's target index as-of August 31, 2004, along with the percentage of each index represented by its top-ten holdings as of the same date.

--------------------------------------------------------------------------------
                                                            PERCENTAGE OF INDEX
                                   NUMBER OF STOCKS                 HOLDINGS IN
FUND                                IN TARGET INDEX               TOP 10 STOCKS
-------------------------------------------------------------------------------
Vanguard Consumer
Discretionary Index Fund               433%                              32.1%
Vanguard Consumer Staples
 Index Fund*                           101                               69.5
Vanguard Energy Index Fund*            114                               70.2
Vanguard Financials Index Fund         522                               42.0
Vanguard Health Care Index Fund        296                               57.0
Vanguard Industrials Index Fund*       310                               52.5
Vanguard Information Technology
 Index Fund                            453                               53.9
Vanguard Materials Index Fund          117                               53.4
Vanguard Telecommunication Services
 Index Fund*                            44                               91.3
Vanguard Utilities Index Fund           90                               43.0
--------------------------------------------------------------------------------
*As of the date of this prospectus, the Fund samples its target index. This is because the proportions of certain stocks in the Index exceed Internal
 Revenue Code limits for investments by regulated investment companies.
-------------------------------------------------------------------------------




[FLAG] EACH FUND IS SUBJECT TO NONDIVERSIFICATION RISK, WHICH IS THE CHANCE THAT
     THE  FUND'S  PERFORMANCE  MAY  BE  HURT   DISPROPORTIONATELY  BY  THE  POOR
     PERFORMANCE OF RELATIVELY FEW STOCKS OR EVEN A SINGLE STOCK.

 Each Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because each Fund tends to invest a high percentage of its assets in its ten largest holdings and in its single largest holding, nondiversification risk is high for the Funds.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.



OTHER INVESTMENT POLICIES AND RISKS

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same U.S. market sector as the current index.

 Although index funds, by their nature, tend to be tax-efficient investment vehicles, each Fund is generally managed without regard to tax ramifications.


[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.


 To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible

 27
securities, and swap agreements, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).
 The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. In addition, each Fund's obligation under futures contracts will not exceed 20% of its total assets.

 The reasons for which a Fund may invest in futures and options include:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



REDEMPTION FEE

Each Fund charges a redemption fee on shares that are redeemed before they have been held for one year. This fee applies when shares are redeemed by selling, by exchanging to another Vanguard fund, or by application of the low-balance account-closure policy. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See INVESTING WITH VANGUARD for more information about redemption fees.


FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard/(R)/ funds

                                                                          28
do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 69%, and for domestic stock funds, the average turnover rate was 108%, both as reported by Morningstar, Inc., on August 31, 2004.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

 29

THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $750 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of August 31, 2004, Vanguard served as advisor for about $536 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
 The advisor, when trading securities on behalf of a Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of the Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

 The manager primarily responsible for overseeing the Funds' investments is:

 GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

                                                                          30
DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Financials and Utilities Index Funds generally are distributed in March, June, September, and December; income dividends for the Consumer Discretionary, Consumer Staples, Energy, Health Care, Industrials, Information Technology, Materials, and Telecommunications Index Funds generally occur in December. Capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more share of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




BASIC TAX POINTS


Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income, " if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

31
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

                                                                          32
SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

 33


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Consumer Staples Index Fund's Admiral Shares as an example. The Admiral Shares began the fiscal period ended August 31, 2004, with a net asset value (price) of $25.00 per share. During the period, the Admiral Shares earned $0.24 per share from investment income (interest and dividends), and $0.58 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

During  the  period,   shareholders   received  no  dividend  or  capital  gains
distributions.

The share price at the end of the period was $25.82, reflecting earnings of $0.82 per share and no distributions. This was an increase $0.82 per share (from $25.00 at the beginning of the period to $25.82 at the end of the period). The total return was 3.28% for the period.

As of August 31, 2004, the Admiral Shares had approximately $1 million in net assets. For the period, the annualized expense ratio was 0.28% ($2.80 per $1,000 of net assets), and the annualized net investment income amounted to 1.51% of average net assets. The Fund sold and replaced securities valued at 20% of its net assets.
--------------------------------------------------------------------------------









================================================================================
CONSUMER STAPLES INDEX FUND
ADMIRAL SHARES
                                                                    Jan. 30* to
                                                                   Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $25.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                                       .24
Net Realized and Unrealized Gain (Loss) on Investments                      .58
--------------------------------------------------------------------------------
  Total from Investment Operations                                          .82
--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------
  Dividends from Net Investment Income                                       --
 Distributions from Realized Capital Gains                                   --
 Total Distributions                                                         --
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                         $25.82
================================================================================
TOTAL RETURN**                                                            3.28%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                        $1
 Ratio of Total Expenses to Average Net Assets                           0.28%+
 Ratio of Net Investment Income to Average Net Assets                    1.51%+
 Portfolio Turnover Rate++                                                  20%
================================================================================
 *Inception.
**Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
 +Annualized.
++Excludes the value of portfolio  securities  received or delivered as a result of in-kind  purchases or  redemptions of the fund's  capital  shares,  including
VIPER Creation Units.

FINANCIALS INDEX FUND
ADMIRAL SHARES
                                                                      Feb. 4* to
                                                                  Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $24.90
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .31
 Net Realized and Unrealized Gain (Loss) on Investments                     .14
--------------------------------------------------------------------------------
  Total from Investment Operations                                          .45
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
 Total Distributions                                                         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $25.35
 Total Return**                                                           1.81%
 Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                                        $1
 Ratio of Total Expenses to Average Net Assets                           0.28%+
 Ratio of Net Investment Income to Average Net Assets                    2.38%+
 Portfolio Turnover Rate++                                                   9%
================================================================================

 *Inception.
**Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
 +Annualized.
++Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including
VIPER Creation Units.





HEALTH CARE INDEX FUND
ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                                     Feb. 5* to
                                                                  Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $25.33
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .13
 Net Realized and Unrealized Gain (Loss) on Investments                  (1.49)
 Total from Investment Operations                                        (1.36)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
 Total Distributions                                                         --
================================================================================
 NET ASSET VALUE, END OF PERIOD                                          $23.97
================================================================================
TOTAL RETURN**                                                           -5.37%
 Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                                       $11
 Ratio of Total Expenses to Average Net Assets                           0.28%+
 Ratio of Net Investment Income to Average Net Assets                    1.09%+
 Portfolio Turnover Rate++                                                   8%
================================================================================


35


INFORMATION TECHNOLOGY INDEX FUND
ADMIRAL SHARES
                                                                    Mar. 25* to
                                                                  Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $23.40
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .01
 Net Realized and Unrealized Gain (Loss) on Investments                   (2.69)
--------------------------------------------------------------------------------
  Total from Investment Operations                                       (2.68)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
 Total Distributions                                                         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $20.72
================================================================================
TOTAL RETURN**                                                          -11.45%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                      $0.2
 Ratio of Total Expenses to Average Net Assets                           0.28%+
 Ratio of Net Investment Income to Average Net Assets                    0.12%+
 Portfolio Turnover Rate++                                                   9%
================================================================================
**Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
 +Annualized.
++Excludes the value of portfolio  securities  received or delivered as a result of in-kind  purchases or  redemptions of the fund's  capital  shares,  including
VIPER Creation Units.



MATERIALS INDEX FUND
ADMIRAL SHARES
                                                                     Feb.11* to
                                                                   Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $26.14
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .24
 Net Realized and Unrealized Gain (Loss) on Investments                     .15
--------------------------------------------------------------------------------
 Total from Investment Operations                                           .39
================================================================================
DISTRIBUTIONS
================================================================================
 Dividends from Net Investment Income                                         --
 Distributions from Realized Capital Gains                                   --
 Total Distributions                                                         --
 Net Asset Value, End of Period                                          $26.53
================================================================================
TOTAL RETURN**                                                            1.49%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                        $1
 Ratio of Total Expenses to Average Net Assets                           0.28%+
 Ratio of Net Investment Income to Average Net Assets                    1.93%+
 Portfolio Turnover Rate++                                                   8%
================================================================================
**Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
+Annualized.
++Excludes the value of portfolio  securities  received or delivered as a result of in-kind  purchases or  redemptions of the fund's  capital  shares,  including
VIPER Creation Units.

UTILITIES INDEX FUND
ADMIRAL SHARES
                                                                    Apr. 28* to
                                                                  Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $25.03
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .36
 Net Realized and Unrealized Gain (Loss) on Investments                    1.31
--------------------------------------------------------------------------------
   Total from Investment Operations                                        1.67
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
 Total Distributions                                                         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $26.70
================================================================================
TOTAL RETURN**                                                            6.67%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                        $1
 Ratio of Total Expenses to Average Net Assets                           0.28%+
 Ratio of Net Investment Income to Average Net Assets                    3.82%+
 Portfolio Turnover Rate++                                                   7%
================================================================================
 *Inception.
**Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
 +Annualized.
++Excludes the value of portfolio  securities  received or delivered as a result of in-kind  purchases or  redemptions of the fund's  capital  shares,  including
VIPER Creation Units.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change this information, without prior notice.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES


ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $250,000.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.


HOW TO BUY SHARES

ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number. " For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See
Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about

38

these  options,  consult  our  website  at  www.vanguard.com  or see  Contacting
Vanguard. GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.


BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.


BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.


For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.


PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition,

39

to protect the funds from fraud, Vanguard may refuse
"starter checks" and checks made payable to third parties.


^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.


CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from Admiral Shares to VIPER Shares, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. For more information, see Conversions under VIPER SHARES.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.


GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


REDEMPTION FEES
The Funds charge a 2% redemption fee on shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

     We will redeem your "oldest" shares first. Redemption fees may not apply to certain categories of redemptions, such as those that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are: redemptions of shares purchased through the reinvestment of dividend and capital gains distributions; redemptions resulting from account transfers and share class conversions within the same fund; redemptions from or within employer-sponsored defined contribution plans serviced by Vanguard's Integrated Retirement Plan Solutions Department and Vanguard's Institutional Investment Group; redemptions resulting from required minimum distributions from an individual retirement account for which Vanguard serves as trustee or custodian; redemptions resulting from individual retirement account conversions, recharacterizations, and excess contributions; redemptions within Vanguard advisory programs (such as Vanguard Fiduciary Services) and institutional rebalancing and asset allocation programs; redemptions from or within annuity programs for which Vanguard provides specialized marketing or support services; and redemptions by certain pension plans as required by law or by regulatory authorities. Redemption fees also may be waived if required by law, regulation or court order.

41

 Certain intermediaries might not exempt redemption fees as described above. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100. ^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard/(R)/ Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

42

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a Fund with checkwriting privileges, that check may be rejected if the Fund does not have sufficient proceeds for payment.
^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES


An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


 For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
 Funds may be added to or deleted from this list at any time, without notice to shareholders.




 For ALL VANGUARD FUNDS, the following limit generally applies:
- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.


 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent- trading or market-timing concerns. These categories are:



-    Systematic   transactions,   including  those  under  Vanguard's  Automatic
     Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.


- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services/(R)/).


- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.


 This limit will not apply if it would violate a law. regulation, or a court order.
 This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

44

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. In the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW
VANGUARD.COM/(R)/

^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.


^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile. " You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

-    Account registration and address.
-    Social Security or employer identification number.

-    Fund name and account number, if applicable.


^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order. " The requirements vary among types of accounts and transactions. Good order means that your instructions must include:

-    The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
-    Authorized signatures of all registered owners.

-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.

*Call Vanguard for specific signature-guarantee requirements.


FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.


ACCOUNTS WITH MORE THAN ONE OWNER

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

     When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the

46

assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.


 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.


LOW-BALANCE ACCOUNTS

 All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account. For most nonretirement accounts, Vanguard deducts a $10 fee in June if the Fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.


CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.



RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

                                                                              47
FUND AND ACCOUNT UPDATES
CONFIRMATION STATEMENTS

We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES

We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS

We will send you (electronically or by mail, as you prefer) financial reports about Vanguard U.S. Sector Index Funds twice a year, in April and October. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

-    Performance assessments with comparisons with industry benchmarks.
-    Reports from the advisor.
-    Financial statements with detailed listings of the Fund's holdings.

 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address.

You may request individual reports by contacting our Client
Services Department in writing, by telephone, or by e-mail.



PORTFOLIO HOLDINGS
We may post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We may post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD
ONLINE
VANGUARD.COM

-    For the most complete source of Vanguard news

-    For fund, account,  and service information
-    For most account transactions
-    For literature requests n 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/ 1-800-662-6273
(ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
-    Toll-free, 24 hours a day, 7 days a week

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large  institutional  investors
-    Business hours only

INTERMEDIARY SALES SUPPORT 1-800-997-2798
-    For  information  and  services  for  financial   intermediaries  including
     broker-dealers, trust institutions, insurance companies, and financial advisors.
-    Business hours only


VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
 Vanguard Consumer Discretionary Index Fund--5483
 Vanguard Consumer Staples Index Fund--5484
 Vanguard Energy Index Fund--5480
 Vanguard Financials Index Fund--5486
 Vanguard Health Care Index Fund--5485
 Vanguard Industrials Index Fund--5482
 Vanguard Information Technology Index Fund--5487
 Vanguard Materials Index Fund--5481
 Vanguard Telecommunication Services Index Fund--5488
 Vanguard Utilities Index Fund--5489










The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, VIPERs, Vanguard Fiduciary Services, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

50
VIPER SHARES


Vanguard U.S. Sector Funds offer a class of shares, known as Vanguard/(R)/ Index Participation Equity Receipts (VIPER) Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Admiral Shares issued by one of these funds, you may convert those shares into VIPER* Shares of the same fund.


Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

 Each Fund in this prospectus offers a VIPER Share class:



------------------------------------------------------------------------------------------------
                                                                                         AMEX
VANGUARD FUND--ADMIRAL                                                                TRADING
SHARES                                  VANGUARD FUND--VIPER SHARES                    SYMBOL
-----------------------------------------------------------------------------------------------
Consumer Discretionary Index Fund       Consumer Discretionary VIPERs /(R)/               VCR
Consumer Staples Index Fund             Consumer Staples VIPERs /(R)/                     VDC
Energy Index Fund                       Energy VIPERs /(R)/                               VDE
Financials Index Fund                   Financials VIPERs /(R)/                           VFH
Health Care Index Fund                  Health Care VIPERs /(R)/                          VHT
Industrials Index Fund                  Industrials VIPERs /(R)/                          VIS
Information Technology Index Fund       Information Technology VIPERs /(R)/               VGT
Materials Index Fund                    Materials VIPERs /(R)/                            VAW
Telecommunication Services Index Fund   Telecommunication Services VIPERs /(R)/           VOX
Utilities Index Fund                    Utilities VIPERs /(R)/                            VPU
-----------------------------------------------------------------------------------------------



 Although VIPER Shares represent an investment in the same portfolio of securities as Admiral Shares of that Fund, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to VIPER Shares.
 The following material summarizes key information about VIPER Shares. A separate prospectus with more complete information about VIPER Shares is also available. Investors should review that prospectus before deciding whether to convert.

DIFFERENCES BETWEEN VIPER SHARES AND CONVENTIONAL MUTUAL FUND SHARES

Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value
(NAV) calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted below.

 An organized secondary market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares will be listed for trading on the AMEX. Investors can purchase and sell VIPER Shares on the open market through a full-service, discount, or online broker. Open-market transactions occur not at NAV, but at market prices that change throughout the day based on changes in the prices of the fund's portfolio securities and the supply of and demand for VIPER Shares. The market price of a fund's VIPER Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but, in times of extreme market volatility, the difference may become significant.




*Patent Pending.

                                                                              51
BUYING AND SELLING VIPER SHARES

Note: VIPER Shares must be held in a brokerage account. Therefore, before acquiring VIPER Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.
 You buy and sell VIPER Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares and receive less than NAV when you sell those shares.
 If you own Admiral Shares of a Vanguard fund that issues VIPER Shares, you can convert those shares into VIPER Shares of equivalent value--but you cannot convert back. See "Conversions" for a discussion of the conversion process.

 There is one other way to buy and sell VIPER Shares. Investors can purchase and redeem VIPER Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 100,000 VIPER Shares (depending on the fund), known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares this way.


RISKS

VIPER Shares issued by a fund are subject to the same risks as conventional shares of the same fund. VIPER Shares also are subject to the following risks:
- The market price of a fund's VIPER Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying VIPER Shares and you may receive less than NAV when selling them.
- VIPER Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own VIPER Shares, you must sell them on the open market. Although VIPER Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of a fund's VIPER Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FEES AND EXPENSES

When you buy and sell VIPER Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from Admiral Shares to VIPER Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.

52

 For the fiscal period ended August 31, 2004, the total annualized operating expenses (the expense ratio) for each type of VIPER Share were:




--------------------------------------------------
VIPER SHARES                        EXPENSE RATIO
---------------------------------------------------
Consumer Discretionary VIPERs           0.28%*
Consumer Staples VIPERs                 0.28
Energy VIPERs                           0.28*
Financials VIPERs                       0.28
Health Care VIPERs                      0.28
Industrials VIPERs                      0.28*
Information Technology VIPERs           0.28
Materials VIPERs                        0.28
Telecommunication Services VIPERs       0.28*
Utilities VIPERs                        0.28
---------------------------------------------------
* Estimates for the current fiscal year.



ACCOUNT SERVICES

Because you hold VIPER Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/. Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of VIPER Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose VIPER Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.

CONVERSIONS


Owners of Admiral Shares issued by one of the Vanguard U.S. Sector Index Funds may convert those shares into VIPER Shares of equivalent value of the same fund.
Note: Investors who own conventional shares of a Vanguard fund through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard imposes a fee on conversion transactions, and your broker may impose a fee of its own to process a conversion request. Vanguard reserves the right, in the future, to limit or terminate the conversion privilege or to raise the amount of the conversion fee.

 To initiate a conversion of conventional shares into VIPER Shares, you must contact your broker; your broker, in turn, will contact Vanguard. For brokers that can handle fractional shares, each full and fractional conventional share will be converted into full and fractional VIPER Shares of equivalent value. For example, if you own 300.250 conventional shares, and this is equivalent in value to 90.750 VIPER Shares, you will receive 90.750 VIPER Shares.
 Some brokers cannot handle fractional shares. If you intend to hold your VIPER Shares through one of these brokers, the conversion would be handled in such a way that you would receive a whole number of VIPER Shares. In the example above, for instance, you would convert full and fractional conventional shares equivalent in value to exactly 90 VIPER Shares. The remaining conventional shares would be redeemed, and you would

                                                                              53
receive the cash proceeds of that redemption. You would realize a gain or loss on the redemption (in no case more than the value of a single VIPER Share) that must be reported on your tax return. Please consult your broker to determine whether it can handle fractional VIPER Shares.
 Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares: n The conversion transaction is nontaxable except to the extent that conventional shares must be sold to avoid the creation of fractional VIPER Shares.

- The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a VIPER Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.

- Until the conversion process is complete, you will remain fully invested in the fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.
- During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you would liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.

EXCHANGES NOT PERMITTED: VIPER Shares of one fund may not be exchanged for VIPER Shares of another fund.

(This page intentionally left blank.)

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
(This page intentionally left blank.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DISTRIBUTIONS
Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                 [THE VANGUARD GROUP /(R)/ LOGO]
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION

If you would like more information about Vanguard U.S. Sector Index Funds, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

ADMIRAL SERVICE CENTER
TELEPHONE:
1-888-237-9949

TEXT TELEPHONE:
1-800-749-7273



INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the Edgar Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.



                                                   Fund's Investment Company Act
                                                           file number: 811-1027







                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.


                                                                    P5483 122004

                   VANGUARD/(R)/ U.S. SECTOR VIPER/(R)/ SHARES


December 31, 2004


Exchange-traded fund shares that are not individually redeemable

PROPSECTUS

This prospectus
contains financial data for the Funds through the fiscal period ended August 31, 2004.

                                          VANGUARD CONSUMER DISCRETIONARY VIPERS

                                                VANGUARD CONSUMER STAPLES VIPERS

                                                          VANGUARD ENERGY VIPERS

                                                      VANGUARD FINANCIALS VIPERS

                                                     VANGUARD HEALTH CARE VIPERS

                                                     VANGUARD INDUSTRIALS VIPERS

                                          VANGUARD INFORMATION TECHNOLOGY VIPERS

                                                       VANGUARD MATERIALS VIPERS

                                      VANGUARD TELECOMMUNICATION SERVICES VIPERS

                                                       VANGUARD UTILITIES VIPERS

                                                              [INDEXED TO
                                                              MSCI/(R)/ LOGO]


 NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                 [THE VANGUARD GROUP /(R)/ LOGO]

VANGUARD U.S. SECTOR VIPER SHARES

Prospectus
December 31, 2004


Vanguard/(R)/ Index Participation Equity Receipts
An Exchange-Traded Class of Shares of Certain Vanguard Index Funds
--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

  1 AN INTRODUCTION TO VIPER SHARES
  3 VANGUARD PROFILES
   3 Consumer Discretionary VIPERs
   6 Consumer Staples VIPERs
   9 Energy VIPERs
   12 Financials VIPERs
   15 Health Care VIPERs
   18 Industrials VIPERs
   21 Information Technology VIPERs
   24 Materials VIPERs
   27 Telecommunication Services VIPERs
   30 Utilities VIPERs
 32 MORE ON THE FUNDS AND VIPER SHARES
 44 VIPER SHARES AND VANGUARD
 45 INVESTMENT ADVISOR
 45 DIVIDENDS, CAPITAL GAINS, AND TAXES
 47 DAILY PRICING
 47 FINANCIAL HIGHLIGHTS
GLOSSARY OF INVESTMENT TERMS



--------------------------------------------------------------------------------
 A NOTE TO RETAIL INVESTORS

VIPER Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase VIPER Shares directly from the Fund. Instead, these investors will purchase VIPER Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming VIPER Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.
-------------------------------------------------------------------------------

 1
AN INTRODUCTION TO VIPER SHARES


WHAT ARE VIPER SHARES?

Vanguard Index Participation Equity Receipts, or "VIPER" Shares, are an exchange-traded class of shares issued by certain Vanguard/(R)/ index mutual funds. VIPER Shares represent an interest in the portfolio of stocks held by the issuing fund. Vanguard/(R)/ U.S. Sector Index Funds offer VIPER Shares through this prospectus.



FUND                               VIPER SHARES
--------------------------------------------------------------------------------------
Vanguard Consumer Discretionary Index Fund      Vanguard Consumer Discretionary VIPERs
Vanguard Consumer Staples Index Fund            Vanguard Consumer Staples VIPERs
Vanguard Energy Index Fund                      Vanguard Energy VIPERs
Vanguard Financials Index Fund                  Vanguard Financials VIPERs
Vanguard Health Care Index Fund                 Vanguard Health Care VIPERs
Vanguard Industrials Index Fund                 Vanguard Industrials VIPERs
Vanguard Information Technology Index Fund      Vanguard Information Technology VIPERs
Vanguard Materials Index Fund                   Vanguard Materials VIPERs
Vanguard Telecommunication Services Index Fund  Vanguard Telecommunication Services VIPERs
Vanguard Utilities Index Fund                   Vanguard Utilities VIPERs
-------------------------------------------------------------------------------



 In addition to VIPER Shares, each Fund offers one conventional (not exchange-traded) class of shares. This prospectus, however, relates only to VIPER Shares.


HOW ARE VIPER SHARES DIFFERENT FROM CONVENTIONAL MUTUAL FUND SHARES? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.
 An organized secondary market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares are listed for trading on the American Stock Exchange (AMEX). Investors can purchase and sell VIPER Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV but at market prices that change throughout the day, based on the supply of, and demand for, VIPER Shares.
 Although the market price of a VIPER Share typically approximates its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you sell your shares on the secondary market. Also, it is possible that an active trading market may not be maintained.

                                                                               2
HOW DO I BUY AND SELL VIPER SHARES?
A fund issues and redeems VIPER Shares only in bundles of 100,000 shares. These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares directly with an issuing fund.

 Investors who cannot afford to purchase a Creation Unit can acquire VIPER Shares in one of two ways. If you own conventional shares of a fund that issues VIPER Shares, you can, for a fee, convert those shares into VIPER Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under MORE ON THE FUNDS AND VIPER SHARES. In addition, any investor may purchase VIPER Shares on the secondary market through a broker. VIPER Shares are publicly traded on the AMEX. To acquire VIPER Shares through either means, you must have a brokerage account. For information about acquiring VIPER Shares through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell VIPER Shares, you must do so through your broker; VIPER Shares cannot be converted back into conventional shares.

 NOTE: When you buy or sell VIPER Shares on the secondary market, your broker will charge a commission. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares, and receive less than NAV when you sell those shares.

 3
PROFILE--VANGUARD(R) CONSUMER DISCRETIONARY VIPERS/(R)/

The following profile summarizes key features of Vanguard Consumer Discretionary VIPERs, an exchange-traded class of shares issued by Vanguard/(R)/ Consumer Discretionary Index Fund.

INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer discretionary stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI/(R)/) U.S. Investable Market Consumer Discretionary Index, an index of stocks of large, medium-size, and small U.S. companies within the consumer discretionary sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of those manufacturing and service industries that tend to be the most sensitive to economic cycles. Its manufacturing segment includes the following industries: automotive, household durable goods, textiles and apparel, and leisure equipment. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing.
 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.


PRIMARY RISKS

- Consumer Discretionary VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Consumer Discretionary VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Consumer Discretionary VIPERs are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the consumer discretionary sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.

                                                                               4
- Consumer Discretionary VIPERs are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

-    Consumer  Discretionary  VIPERs are listed on the American  Stock  Exchange
     (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Consumer Discretionary VIPER typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Consumer Discretionary VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.

- Although Consumer Discretionary VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Consumer Discretionary VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Consumer Discretionary VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The Fund began operations on January 26, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Consumer Discretionary VIPERs. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.

 5

 The following example is intended to help retail investors compare the cost of investing in Consumer Discretionary VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Consumer Discretionary VIPERs. The example assumes that Consumer Discretionary VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Consumer Discretionary VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.




-------------------------
   1 YEAR       3 YEARS
-------------------------
     $29          $90
-------------------------




 The value of a Consumer Discretionary VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Consumer Discretionary VIPERs Creation Unit would be $16,328 if the Creation Unit were redeemed after one year and $47,043 if redeemed after three years.


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES) AS OF
Distributed annually in December         AUGUST 31, 2004
                                         $19 million
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   VANGUARD FUND NUMBER
since inception                          954

INCEPTION DATE                           CUSIP NUMBER
VIPER Shares--January 26, 2004           92204A108

NUMBER OF CONSUMER DISCRETIONARY VIPERS  AMEX TRADING SYMBOL
IN A CREATION UNIT                       VCR
100,000
--------------------------------------------------------------------------------

                                                                               6
PROFILE--VANGUARD(R) CONSUMER STAPLES VIPERS/(R)/

The following profile summarizes key features of Vanguard Consumer Staples VIPERs, an exchange-traded class of shares issued by Vanguard/(R)/ Consumer Staples Index Fund.

INVESTMENT OBJECTIVES

The Fund seeks to track the performance of a benchmark index that measures the investment return of consumer staples stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Consumer Staples Index, an index of stocks of large, medium-size, and small U.S. companies within the consumer staples sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco, as well as producers of nondurable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer supercenters.

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.
 As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.

PRIMARY RISKS
- Consumer Staples VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Consumer Staples VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Consumer Staples VIPERs are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the consumer staples sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Consumer Staples VIPERs are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

 7

- Consumer Staples VIPERs are subject to index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

- Consumer Staples VIPERs are listed on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Consumer Staples VIPER typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Consumer Staples VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.

- Although Consumer Staples VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Consumer Staples VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Consumer Staples VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The Fund began operations on January 26, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Consumer Staples VIPERs. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help retail investors compare the cost of investing in Consumer Staples VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Consumer Staples VIPERs. The example assumes that Consumer Staples

                                                                           8
VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Consumer Staples VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90         $157         $356
--------------------------------------------------




     The value of a Consumer Staples VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Consumer Staples VIPERs Creation Unit would be $16,328 if the Creation Unit were redeemed after one year and $47,043 if redeemed after three years.


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES) AS OF
Distributed annually in December         AUGUST 31, 2004
                                         $22 million
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   VANGUARD FUND NUMBER
since inception                          955

INCEPTION DATE                           CUSIP NUMBER
VIPER Shares--January 26, 2004           92204A207

NUMBER OF CONSUMER STAPLES VIPERS        AMEX TRADING SYMBOL
IN A CREATION UNIT                       VDC
100,000
--------------------------------------------------------------------------------

 9
PROFILE--VANGUARD(R) ENERGY VIPERS/(R)/

The following profile summarizes key features of Vanguard Energy VIPERs, an exchange-traded class of shares issued by Vanguard/(R)/ Energy Index Fund.

INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of energy stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Energy Index, an index of stocks of large, medium-size, and small U.S. companies within the energy sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related service and equipment (such as seismic data collection); or companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products.

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.
 As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.

PRIMARY RISKS
- Energy VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Energy VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Energy VIPERs are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the energy sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Energy VIPERs are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

                                                                              10
- Energy VIPERs are subject to index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

- Energy VIPERs are listed on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of an Energy VIPER typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Energy VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.

- Although Energy VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Energy VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Energy VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION

The Fund began operations on September 23, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Energy VIPERs. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help retail investors compare the cost of investing in Energy VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Energy VIPERs. The example assumes that Energy VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Energy VIPERs. It also

 11
does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



-------------------------
   1 YEAR       3 YEARS
-------------------------
     $29          $90
-------------------------




 The value of an Energy VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total cost of holding an Energy VIPERs Creation Unit would be $16,328 if the Creation Unit were redeemed after one year and $47,043 if redeemed after three years. if redeemed after three years.


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              VANGUARD FUND NUMBER
Distributed annually in December         951

INVESTMENT ADVISOR                       CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,   92204A306
since inception
                                         AMEX TRADING SYMBOL
INCEPTION DATE                           VDE
VIPER Shares--September 23, 2004

NUMBER OF ENERGY VIPERS
IN A CREATION UNIT
100,000
--------------------------------------------------------------------------------

                                                                              12
PROFILE--VANGUARD(R) FINANCIALS VIPERS/(R)/

The following profile summarizes key features of Vanguard Financials VIPERs, an exchange-traded class of shares issued by Vanguard/(R)/ Financials Index Fund.

INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of financial stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Financials Index, an index of stocks of large, medium-size, and small U.S. companies within the financials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate (including REITs).

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

PRIMARY RISKS
- Financials VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Financials VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Financials VIPERs are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the financials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Financials VIPERs are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

- Financials VIPERs are listed on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Financials VIPER typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than

 13
 NAV when buying Financials VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Financials VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Financials VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Financials VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The Fund began operations on January 26, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Financials VIPERs. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.




 The following example is intended to help retail investors compare the cost of investing in Financials VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Financials VIPERs. The example assumes that Financials VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Financials VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.




--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90         $157         $356
--------------------------------------------------

 The value of a Financials VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Financials VIPERs Creation Unit would be $16,328 if the Creation Unit were redeemed after one year and $47,043 if redeemed after three years.


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                    NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,  AS OF AUGUST 31, 2004
June, September, and December; capital         $21 million
gains, if any, are distributed annually
in December.

INVESTMENT ADVISOR                             VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,         957
since inception
                                               CUSIP NUMBER
INCEPTION DATE                                 92204A405
VIPER Shares--January 26, 2004
                                               AMEX TRADING SYMBOL
NUMBER OF FINANCIALS VIPERS                    VFH
IN A CREATION UNIT
100,000
--------------------------------------------------------------------------------

 15
PROFILE--VANGUARD(R) HEALTH CARE VIPERS/(R)/

The following profile summarizes key features of Vanguard Health Care VIPERs, an exchange-traded class of shares issued by Vanguard/(R)/ Health Care Index Fund.

INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of health care stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Health Care Index, an index of stocks of large, medium-size, and small U.S. companies within the health care sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of two main industry groups. The first group includes companies that manufacture health care equipment and supplies or provide health care-related services (such as distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations). The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals and biotechnology products.

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

PRIMARY RISKS
- Health Care VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Health Care VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Health Care VIPERs are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the health care sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Health Care VIPERs are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

- Health Care VIPERs are listed on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Health Care VIPER typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Health Care VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.


- Although Health Care VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Health Care VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Health Care VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The Fund began operations on January 26, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Health Care VIPERs. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Redemption Fee:                                                     2%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.06%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
       *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
      **The 2% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee.



 The following example is intended to help retail investors compare the cost of investing in Health Care VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Health Care VIPERs. The example assumes that Health Care VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Health Care VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

 17


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90         $157         $356
--------------------------------------------------




 The value of a Health Care VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Health Care VIPERs Creation Unit would be $16,328 if the Creation Unit were redeemed after one year and $47,043 if redeemed after three years.

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES) AS OF
Distributed annually in December         AUGUST 31, 2004
                                         $30 million
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   VANGUARD FUND NUMBER
since inception                          956

INCEPTION DATE                           CUSIP NUMBER
VIPER Shares--January 26, 2004           92204A504

NUMBER OF HEALTH CARE VIPERS             AMEX TRADING SYMBOL
IN A CREATION UNIT                       VHT
100,000
--------------------------------------------------------------------------------

                                                                              18
PROFILE--VANGUARD(R) INDUSTRIALS VIPERS/(R)/

The following profile summarizes key features of Vanguard Industrials VIPERs, an exchange-traded class of shares issued by Vanguard/(R)/ Industrials Index Fund.

INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of industrial stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Industrials Index, an index of stocks of large, medium-size, and small U.S. companies within the industrial sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods (including aerospace and defense, construction, engineering and building products, electrical equipment, and industrial machinery); the provision of commercial services and supplies (including printing, employment, environmental, and office services); or the provision of transportation services (including airlines, couriers, marine, road and rail, and transportation infrastructure).

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

 As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


PRIMARY RISKS
- Industrials VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Industrials VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Industrials VIPERs are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the industrials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Industrials VIPERs are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high

 19
 percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.
- Industrials VIPERs are subject to index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

- Industrials VIPERs are listed on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of an Industrials VIPER typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Industrials VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.

- Although Industrials VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Industrials VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Industrials VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION

The Fund began operations on September 23, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Industrials VIPERs. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.




      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested                               None
      Dividends:

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
       Management Expenses:                                               0.26%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
      *An investor purchasing or redeeming Creation Units of Industrials
       VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $848 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $1,848). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Industrials VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Industrials VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Industrials VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Industrials VIPERs. The example assumes that Industrials VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Industrials VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



-----------------------
   1 YEAR       3 YEARS
-------------------------
     $29          $90
-------------------------



 The value of an Industrials VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total cost of holding an Industrials VIPERs Creation Unit would be $16,328 if the Creation Unit were redeemed after one year and $47,043 if redeemed after three years.

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              VANGUARD FUND NUMBER
Distributed annually in December         953

INVESTMENT ADVISOR                       CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,   92204A603
since inception
                                         AMEX TRADING SYMBOL
INCEPTION DATE                           VIS
VIPER Shares--September 23, 2004

NUMBER OF INDUSTRIALS VIPERS
IN A CREATION UNIT
100,000
--------------------------------------------------------------------------------

 21
PROFILE--VANGUARD(R) INFORMATION TECHNOLOGY VIPERS/(R)/

The following profile summarizes key features of Vanguard Information Technology VIPERs, an exchange-traded class of shares issued by Vanguard/(R)/ Information Technology Index Fund.

INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of information technology stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Information Technology Index, an index of stocks of large, medium-size, and small U.S. companies within the information technology sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in the following three general areas: technology software and services, including companies that primarily develop software in various fields (such as the Internet, applications, systems, databases, management, and/or home entertainment) and companies that provide information technology consulting and services, data processing, and outsourced services; technology hardware and equipment, including manufacturers and distributors of communications equipment, computers and peripherals, electronic equipment, and related instruments; and semiconductors and semiconductor equipment manufacturers.

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

PRIMARY RISKS
- Information Technology VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Information Technology VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Information Technology VIPERs are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the information technology sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.

- Information Technology VIPERs are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

-    Information  Technology  VIPERs are listed on the American  Stock  Exchange
     (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Information Technology VIPER typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Information Technology VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.

- Although Information Technology VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Information Technology VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Information Technology VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The Fund began operations on January 26, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Information Technology VIPERs. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.





      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested                               None
      Dividends:

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
       Management Expenses:                                               0.26%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
      *An investor purchasing or redeeming Creation Units of Information
       Technology VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $1,219 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $2,219). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Information Technology VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Information Technology VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

 23

 The following example is intended to help retail investors compare the cost of investing in Information Technology VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Information Technology VIPERs. The example assumes that Information Technology VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Information Technology VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.




--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90         $157         $356
--------------------------------------------------



The value of an Information Technology VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Information Technology VIPERs Creation Unit would be $16,328 if the Creation Unit were redeemed after one year and $47,043 if redeemed after three years.

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES) AS OF
Distributed annually in December         AUGUST 31, 2004
                                         $16 million
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   VANGUARD FUND NUMBER
since inception                          958

INCEPTION DATE                           CUSIP NUMBER
VIPER Shares--January 26, 2004           92204A702

NUMBER OF INFORMATION TECHNOLOGY VIPERS  AMEX TRADING SYMBOL
IN A CREATION UNIT                       VGT
100,000
--------------------------------------------------------------------------------

                                                                              24
PROFILE--VANGUARD(R) MATERIALS VIPERS/(R)/

The following profile summarizes key features of Vanguard Materials VIPERs, an exchange-traded class of shares issued by Vanguard/(R)/ Materials Index Fund.

INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of materials stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Materials Index, an index of stocks of large, medium-size, and small U.S. companies within the materials sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies in a wide range of commodity-related manufacturing industries. Included within this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, as well as metals, minerals, and mining companies, including producers of steel.

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

PRIMARY RISKS
- Materials VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Materials VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Materials VIPERs are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the materials sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Materials VIPERs are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

- Materials VIPERs are listed on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Materials VIPER typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than

 25

 NAV when buying Materials VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
- Although Materials VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Materials VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Materials VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The Fund began operations on January 26, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Materials VIPERs. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.





     SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested                               None
      Dividends:

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
       Management Expenses:                                               0.26%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.28%
      *An investor purchasing or redeeming Creation Units of Materials VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $318 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $1,318). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Materials VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Materials VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Materials VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Materials VIPERs. The example assumes that Materials VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Materials VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.




--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90         $157         $356
--------------------------------------------------

 The value of a Materials VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Materials Creation VIPERs Unit would be $16,328 if the Creation Unit were redeemed after one year and $47,043 if redeemed after three years.


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES) AS OF
Distributed annually in December         AUGUST 31, 2004
                                         $21 million
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   VANGUARD FUND NUMBER
since inception                          952

INCEPTION DATE                           CUSIP NUMBER
VIPER Shares--January 26, 2004           92204A801

NUMBER OF MATERIALS VIPERS               AMEX TRADING SYMBOL
IN A CREATION UNIT                       VAW
100,000
--------------------------------------------------------------------------------

 27
PROFILE--VANGUARD(R) TELECOMMUNICATION SERVICES VIPERS/(R)/

The following profile summarizes key features of Vanguard Telecommunication Services VIPERs, an exchange-traded class of shares issued by Vanguard/(R)/ Telecommunication Services Index Fund.

INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of telecommunication services stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Telecommunication Services Index, an index of stocks of large, medium-size, and small U.S. companies within the telecommunication services sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of companies that provide communication services primarily through a fixed-line, cellular, wireless, high-bandwidth, and/or fiber-optic cable network.

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

 As of the date of this prospectus, the proportions of certain stocks in the Fund's target index exceeded Internal Revenue Code limits applicable to investments by regulated investment companies. As a result, the Fund currently samples (rather than replicates) the Index.


PRIMARY RISKS
- Telecommunication Services VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Telecommunication Services VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Telecommunication Services VIPERs are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the telecommunication services sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.

- Telecommunication Services VIPERs are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

                                                                              28
- Telecommunication Services VIPERs are subject to index sampling risk, which is the chance that stocks held by the Fund will not provide investment performance closely tracking that of the Index.

-    Telecommunication Services VIPERs are listed on the American Stock Exchange
     (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Telecommunication Services VIPER typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Telecommunication Services VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.

- Although Telecommunication Services VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Telecommunication Services VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Telecommunication Services VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION

The Fund began operations on September 23, 2004, so performance information for a full calendar year is not yet available.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Telecommunication Services VIPERs. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.





      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested                               None
      Dividends:

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
       Management Expenses:                                               0.26%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.28%
      *An investor purchasing or redeeming Creation Units of Telecommunication Services VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $106 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $1,106). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Telecommunication Services VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Telecommunication Services VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Telecommunication Services VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if

 29
they invest $10,000 in Telecommunication Services VIPERs. The example assumes that Telecommunication Services VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Telecommunication Services VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.



--------------------------
   1 YEAR       3 YEARS
-------------------------
     $29          $90
-------------------------




The value of a Telecommunication Services VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total cost of holding a Telecommunication Services VIPERs Creation Unit would be $16,328 if the Creation Unit were redeemed after one year and $47,043 if redeemed after three years.


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              VANGUARD FUND NUMBER
Distributed annually in December         959

INVESTMENT ADVISOR                       CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,   92204A884
since inception
                                         AMEX TRADING SYMBOL
INCEPTION DATE                           VOX
VIPER Shares--September 23, 2004

NUMBER OF TELECOMMUNICATION SERVICES
VIPERS IN A CREATION UNIT
100,000
--------------------------------------------------------------------------------

                                                                              30
PROFILE--VANGUARD(R) UTILITIES VIPERS/(R)/

The following profile summarizes key features of Vanguard Utilities VIPERs, an exchange-traded class of shares issued by Vanguard/(R)/ Utilities Index Fund.

INVESTMENT OBJECTIVE

The Fund seeks to track the performance of a benchmark index that measures the investment return of utilities stocks.


PRIMARY INVESTMENT STRATEGIES

The Fund employs a "passive management"--or indexing--investment approach designed to track the performance of the MSCI U.S. Investable Market Utilities Index, an index of stocks of large, medium-size, and small U.S. companies within the utilities sector, as classified under the Global Industry Classification Standard (GICS). This GICS sector is made up of electric, gas, and water utility companies, as well as companies that operate as independent producers and/or distributors of power. The sector includes both nuclear and nonnuclear facilities.

 As its primary indexing strategy, the Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may also sample its target index by holding stocks that, in the aggregate, are intended to approximate the Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the Index.

PRIMARY RISKS
- Utilities VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
- Utilities VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Utilities VIPERs are subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests all, or substantially all, of its assets in the utilities sector, the Fund's performance largely depends--for better or for worse--on the general condition of that sector.
- Utilities VIPERs are subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because the Fund tends to invest a relatively high percentage of its assets in its ten largest holdings, and in its single largest holding, nondiversification risk is high for the Fund.

- Utilities VIPERs are listed on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Utilities VIPER typically will approximate its net asset value, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Utilities VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.

 31

- Although Utilities VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
- Trading of Utilities VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Utilities VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The Fund began operations on January 26, 2004, so performance information for a full calendar year is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Utilities VIPERs. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The annualized expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal period ended August 31, 2004.





      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested                               None
      Dividends:

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
       Management Expenses:                                              0.26%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.28%
      *An investor purchasing or redeeming Creation Units of Utilities VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $265 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $1,265). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Utilities VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Utilities VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



 The following example is intended to help retail investors compare the cost of investing in Utilities VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Utilities VIPERs. The example assumes that Utilities VIPERs provide a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Utilities VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.




--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $29          $90         $157         $356
--------------------------------------------------



 The value of a Utilities VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Utilities VIPERs Creation Unit would be $16,328 if the Creation Unit were redeemed after one year and $47,043 if redeemed after three years.


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.




--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                     NET ASSETS (ALL SHARE CLASSES)
 Dividends are distributed quarterly in March,  AS OF  AUGUST 31, 2004
June, September, and December; capital          $43 million
gains,if any, are distributed annually
 in December.

INVESTMENT ADVISOR                              VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,          960
since inception
                                                CUSIP NUMBER
INCEPTION DATE                                  92204A876
VIPER Shares--January 26, 2004
                                                AMEX TRADING SYMBOL
NUMBER OF UTILITIES VIPERS                     VPU
IN A CREATION UNIT
100,000
--------------------------------------------------------------------------------



MORE ON THE FUNDS AND VIPER SHARES


The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the stocks that make up its target index or in synthetic equivalents (i.e., instruments that provide substantially similar economic exposure). A Fund may change its 80% policy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


MARKET EXPOSURE


[FLAG] VIPER SHARES ARE SUBJECT TO STOCK  MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 33
[FLAG] EACH FUND IS SUBJECT TO SECTOR RISK, WHICH IS THE CHANCE THAT SIGNIFICANT
     PROBLEMS WILL AFFECT A PARTICULAR SECTOR, OR THAT RETURNS FROM THAT SECTOR WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. DAILY FLUCTUATIONS IN SPECIFIC MARKET SECTORS ARE OFTEN MORE EXTREME THAN FLUCTUATIONS IN THE OVERALL MARKET. BECAUSE EACH FUND INVESTS ALL, OR SUBSTANTIALLY ALL, OF ITS ASSETS IN A SPECIFIC SECTOR, THE FUND'S PERFORMANCE LARGELY DEPENDS--FOR BETTER OR FOR WORSE--ON THE GENERAL CONDITION OF THAT SECTOR.

 A variety of circumstances and events can affect the overall performance of a given market sector. In addition, a sector's sensitivity to specific factors tends to change over time, so it is impossible to identify in advance the exact circumstances and events that will be most important to the future performance of that sector. Examples of factors that have proven important to the past performance of each Fund's targeted market sector are shown in the following table.

--------------------------------------------------------------------------------
                          SECTORS AND KEY PAST PERFORMANCE FACTORS
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY SECTOR:
Overall economic conditions, interest rates, consumer confidence, and disposable income.
--------------------------------------------------------------------------------
CONSUMER STAPLES SECTOR:
Consumer tastes, government regulation, marketing, and consumer confidence.
--------------------------------------------------------------------------------
ENERGY SECTOR:
Geopolitical events, government regulation, supply and demand of energy fuels, economic cycles, and fuel prices.
--------------------------------------------------------------------------------
FINANCIALS SECTOR:
Government regulation, interest rates, cost of capital funds, credit losses, and financial markets.
--------------------------------------------------------------------------------
HEALTH CARE SECTOR:
Patent protection, government regulation, research and development costs, litigation, and competitive forces.
--------------------------------------------------------------------------------
INDUSTRIALS SECTOR:
Government regulation, world events and economic conditions, insurance costs, and labor relations.
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SECTOR:
Overall economic conditions, short product cycles, rapid obsolescence of products, competition, and government regulation.
--------------------------------------------------------------------------------
MATERIALS SECTOR:
Commodity prices, government regulation, interest rates, resource availability, and economic cycles.
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES SECTOR:
Overall economic conditions, supply and demand, competition, and government regulation.
--------------------------------------------------------------------------------
UTILITIES SECTOR:
Deregulation, government spending, and supply and demand of fuels.
--------------------------------------------------------------------------------



 Each Fund invests across large-, mid-, and small-capitalization stocks, depending on the composition of its target index. The chart that follows provides a market capitalization breakdown for each Index as of August 31, 2004. For purposes of this chart, we have used market-capitalization ranges determined by Frank Russell Company. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of large-, mid-, and small-cap, even among Vanguard fund advisors.

                              LARGE-CAP          MID-CAP           SMALL-CAP
TARGET INDEX                >$12.2 BILLION  $1.6-$12.2 BILLION   <$1.6 BILLION
-------------------------------------------------------------------------------
Consumer Discretionary                54.1%               36.4%           9.5%
Consumer Staples                      85.3                12.7            2.0
Energy                                73.2                21.5            5.3
Financials                            67.3                26.3            6.4
Health Care                           74.3                19.2            6.5
Industrials                           68.3                22.3            9.4
Information Technology                69.4                21.8            8.8
Materials                             45.2                44.2           10.6
Telecommunication Services            86.2                12.0            1.8
Utilities                             39.8                52.6            7.6
-------------------------------------------------------------------------------




SECURITY SELECTION


Each Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market sector. Whenever practicable, each Fund uses the replication method of indexing as its primary strategy, meaning that it holds the same stocks as its target index and in approximately the same proportions.


[FLAG] TO THE EXTENT THAT EACH FUND SAMPLES ITS BENCHMARK  INDEX,  IT IS SUBJECT
     TO INDEX SAMPLING RISK, WHICH IS THE CHANCE THAT THE SECURITIES HELD BY A FUND WILL NOT PROVIDE INVESTMENT PERFORMANCE CLOSELY TRACKING THAT OF THE INDEX.


Each Fund may also sample its index by holding stocks that, in the aggregate, are intended to approximate the target index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. Typically, the Fund will use a sampling strategy only if regulatory constraints or other considerations prevent it from replicating the index.
 The following table shows the number of stocks in each Fund's target index as of August 31, 2004, along with the percentage of each index represented by its top-ten holdings as of the same date.




--------------------------------------------------------------------------------
                                                            PERCENTAGE OF INDEX
                                   NUMBER OF STOCKS                 HOLDINGS IN
FUND                                IN TARGET INDEX               TOP 10 STOCKS
-------------------------------------------------------------------------------
Vanguard Consumer
Discretionary Index Fund               433%                              32.1%
Vanguard Consumer Staples
 Index Fund*                           101                               69.5
Vanguard Energy Index Fund*            114                               70.2
Vanguard Financials Index Fund         522                               42.0
Vanguard Health Care Index Fund        296                               57.0
Vanguard Industrials Index Fund*       310                               52.5
Vanguard Information Technology
 Index Fund                            453                               53.9
Vanguard Materials Index Fund          117                               53.4
Vanguard Telecommunication Services
 Index Fund*                            44                               91.3
Vanguard Utilities Index Fund           90                               43.0
--------------------------------------------------------------------------------
*As of the date of this prospectus, the Fund samples its target index. This is because the proportions of certain stocks in the Index exceed Internal
 Revenue Code limits for investments by regulated investment companies.
-------------------------------------------------------------------------------

 35

[FLAG] EACH FUND IS SUBJECT TO NONDIVERSIFICATION RISK, WHICH IS THE CHANCE THAT
     THE  FUND'S  PERFORMANCE  MAY  BE  HURT   DISPROPORTIONATELY  BY  THE  POOR
     PERFORMANCE OF RELATIVELY FEW STOCKS OR EVEN A SINGLE STOCK.

 Each Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds. Because each Fund tends to invest a high percentage of its assets in its ten largest holdings and in its single largest holding, nondiversification risk is high for the Funds.

SPECIAL RISKS OF EXCHANGE-TRADED SHARES


[FLAG] VIPER SHARES ARE NOT INDIVIDUALLY REDEEMABLE. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough VIPER Shares to constitute a Creation Unit.

[FLAG] THE MARKET PRICE OF VIPER  SHARES MAY DIFFER FROM NET ASSET VALUE.  VIPER
     Shares are listed for trading on the AMEX and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a VIPER Share typically will approximate its net asset value
     (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying VIPER Shares on the secondary market, and you may receive less than NAV when you sell those shares.
          The market price of VIPER Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market- makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that VIPER Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of VIPER Shares is falling fastest--and this may be the time that you most want to sell VIPER Shares.



-----------------------------------------------------------------------------------------------
 PREMIUM/DISCOUNT INFORMATION AS OF THE MOST RECENT CALENDAR QUARTER ENDED SEPTEMBER 30, 2004
-----------------------------------------------------------------------------------------------
                                             CLOSING PRICE
                                         ABOVE OR EQUAL TO                 CLOSING PRICE BELOW
                                   CLOSING NET ASSET VALUE             CLOSING NET ASSET VALUE
                             ------------------------------------------------------------------
BASIS POINT                    NUMBER           PERCENTAGE          NUMBER          PERCENTAGE
DIFFERENTIAL*                 OF DAYS        OF TOTAL DAYS         OF DAYS       OF TOTAL DAYS
-----------------------------------------------------------------------------------------------
VANGUARD CONSUMER DISCRETIONARY VIPERS (BEGINNING JANUARY 26, 2004)
0-24.9                             71                41.03%             88               50.86%
25-49.9                             5                 2.89               2                1.16
50-74.9                             1                 0.58               2                1.16
75-100                              0                 0.00               0                0.00
>100                                2                 1.16               2                1.16
-----------------------------------------------------------------------------------------------
Total                              79               45.66%             94               54.34%
-----------------------------------------------------------------------------------------------
*One basis point equals 1/100th of 1%.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 PREMIUM/DISCOUNT INFORMATION AS OF THE MOST RECENT CALENDAR QUARTER ENDED SEPTEMBER 30, 2004
-----------------------------------------------------------------------------------------------
                                             CLOSING PRICE
                                         ABOVE OR EQUAL TO                 CLOSING PRICE BELOW
                                   CLOSING NET ASSET VALUE             CLOSING NET ASSET VALUE
                             ------------------------------------------------------------------
BASIS POINT                    NUMBER           PERCENTAGE          NUMBER          PERCENTAGE
DIFFERENTIAL*                 OF DAYS        OF TOTAL DAYS         OF DAYS       OF TOTAL DAYS
-----------------------------------------------------------------------------------------------
VANGUARD CONSUMER STAPLES VIPERS (BEGINNING JANUARY 26, 2004)
0-24.9                             82                47.40%            87                50.29%
25-49.9                             3                 1.73              1                 0.58
50-74.9                             0                 0.00              0                 0.00
75-100                              0                 0.00              0                 0.00
>100                                0                 0.00              0                 0.00
-----------------------------------------------------------------------------------------------
Total                              85                49.13%            88                50.87%
-----------------------------------------------------------------------------------------------
VANGUARD FINANCIALS VIPERS (BEGINNING JANUARY 26, 2004)
0-24.9                             85                49.13%            76                43.93%
25-49.9                             3                 1.73              0                 0.00
50-74.9                             1                 0.58              1                 0.58
75-100                              2                 1.16              1                 0.58
>100                                1                 0.58              3                 1.73
-----------------------------------------------------------------------------------------------
Total                              92               53.18%             81                46.82%
-----------------------------------------------------------------------------------------------
VANGUARD HEALTH CARE VIPERS (BEGINNING JANUARY 26, 2004)
0-24.9                            110                63.59%            60                34.68%
25-49.9                             3                 1.73              0                 0.00
50-74.9                             0                 0.00              0                 0.00
75-100                              0                 0.00              0                 0.00
>100                                0                 0.00              0                 0.00
-----------------------------------------------------------------------------------------------
Total                              113                65.32%            60               34.68%
-----------------------------------------------------------------------------------------------
VANGUARD INFORMATION TECHNOLOGY VIPERS (BEGINNING JANUARY 26, 2004)
0-24.9                             89                51.44%            62                35.83%
25-49.9                             5                 2.89              2                 1.16
50-74.9                             1                 0.58              1                 0.58
75-100                              0                 0.00              1                 0.58
>100                                5                 2.89              7                 4.05
-----------------------------------------------------------------------------------------------
Total                             100                57.80%            73                42.20%
-----------------------------------------------------------------------------------------------
VANGUARD MATERIALS VIPERS (BEGINNING JANUARY 26, 2004)
0-24.9                             74                42.77%            91                52.60%
25-49.9                             0                 0.00              0                 0.00
50-74.9                             1                 0.58              6                 3.47
75-100                              0                 0.00              0                 0.00
>100                                1                 0.58              0                 0.00
-----------------------------------------------------------------------------------------------
Total                              76                43.93%            97                56.07%
-----------------------------------------------------------------------------------------------
VANGUARD UTILITIES VIPERS (BEGINNING JANUARY 26, 2004)
0-24.9                             83                47.98%            82                47.39%
25-49.9                             4                 2.31              1                 0.58
50-74.9                             0                 0.00              1                 0.58
75-100                              0                 0.00              1                 0.58
>100                                0                 0.00              1                 0.58
-----------------------------------------------------------------------------------------------
Total                              87                50.29%            86                49.71%
-----------------------------------------------------------------------------------------------
*One basis point equals 1/100th of 1%.

 37
 The following table shows the cumulative total returns of each Fund's VIPER Shares, based on the shares' NAV and market price, and the Fund's target index. Please note that the performance shown is for less than a calendar year.


--------------------------------------------------------------------------------
     CUMULATIVE TOTAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER ENDED
                               SEPTEMBER 30, 2004
--------------------------------------------------------------------------------
                                                                           SINCE
                                                                      INCEPTION*
--------------------------------------------------------------------------------
VANGUARD CONSUMER DISCRETIONARY INDEX FUND VIPER SHARES
 Cumulative Total Return Based on the NAV of a VIPER Share                -3.21%
 Cumulative Total Return Based on the Market Price of a VIPER Share       -3.26
 MSCI US IMI/Consumer Discretionary Index                                 -3.01
-------------------------------------------------------------------------------
VANGUARD CONSUMER STAPLES INDEX FUND VIPER SHARES
 Cumulative Total Return Based on the NAV of a VIPER Share                 0.14%
 Cumulative Total Return Based on the Market Price of a VIPER Share        0.12
 MSCI US IMI/Consumer Staples Index                                       -0.35
--------------------------------------------------------------------------------
VANGUARD FINANCIALS INDEX FUND VIPER SHARES
 Cumulative Total Return Based on the NAV of a VIPER Share                -0.24%
 Cumulative Total Return Based on the Market Price of a VIPER Share       -0.25
 MSCI US IMI/Financials Index                                             -0.10
--------------------------------------------------------------------------------
VANGUARD HEALTH CARE INDEX FUND VIPER SHARES
 Cumulative Total Return Based on the NAV of a VIPER Share                -6.25%
 Cumulative Total Return Based on the Market Price of a VIPER Share       -6.33
 MSCI US IMI/Health Care Index                                            -6.12
--------------------------------------------------------------------------------
VANGUARD INFORMATION TECHNOLOGY INDEX FUND VIPER SHARES
 Cumulative Total Return Based on the NAV of a VIPER Share               -17.92%
 Cumulative Total Return Based on the Market Price of a  VIPER Share     -17.99
 MSCI US IMI/Information Technology Index                                -17.82
--------------------------------------------------------------------------------
VANGUARD MATERIALS INDEX FUND VIPER SHARES
 Cumulative Total Return Based on the NAV of a VIPER Share                10.51%
 Cumulative Total Return Based on the Market Price of a VIPER Share       10.46
 MSCI US IMI/Materials Index                                              10.65
--------------------------------------------------------------------------------
VANGUARD UTILITIES INDEX FUND VIPER SHARES
 Cumulative Total Return Based on the NAV of a VIPER Share                 8.12%
 Cumulative Total Return Based on the Market Price of a VIPER Share        8.08
 MSCI US IMI/Utilities Index                                               8.31
*Since-inception returns are from January 26, 2004.
-------------------------------------------------------------------------------
*Since-inception returns are from January 26, 2004.
-------------------------------------------------------------------------------


 NOTE: Vanguard's website will show the prior day's closing NAV and closing market price for each Fund's VIPER Shares. The website also will disclose how frequently each Fund's VIPER Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

[FLAG] AN ACTIVE TRADING MARKET MAY NOT EXIST. Although VIPER Shares are listed on the AMEX, it is possible that an active trading market may not be maintained.

[FLAG] TRADING MAY BE HALTED. Trading of VIPER Shares on the AMEX will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of VIPER Shares also will be halted if (1) the shares are delisted from the AMEX without first being listed on another exchange, or (2) AMEX officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

    NOTE: If trading of VIPER Shares on the AMEX is halted, eligible investors (see below) will still be able to purchase Creation Units of VIPER Shares directly from an issuing Fund and redeem such units with the Fund.

PURCHASING VIPER SHARES FROM AN ISSUING FUND

You can purchase VIPER Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:
- Eligible Investors. To purchase VIPER Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.
- Creation Units. You must purchase VIPER Shares in large blocks known as "Creation Units." The number of VIPER Shares in a Creation Unit is as follows:


--------------------------------------------------------------------------
                                                  NUMBER OF VIPER SHARES
 FUND                                               IN A CREATION UNIT
 -------------------------------------------------------------------------
 Vanguard Consumer Discretionary Index Fund              100,000
 Vanguard Consumer Staples Index Fund                    100,000
 Vanguard Energy Index Fund                              100,000
 Vanguard Financials Index Fund                          100,000
 Vanguard Health Care Index Fund                         100,000
 Vanguard Industrials Index Fund                         100,000
 Vanguard Information Technology Index Fund              100,000
 Vanguard Materials Index Fund                           100,000
 Vanguard Telecommunication Services Index Fund          100,000
 Vanguard Utilities Index Fund                           100,000
 -------------------------------------------------------------------------

 For any particular Fund, the number of VIPER Shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Funds will not issue fractional Creation Units.
- In-Kind Creation Basket. To purchase VIPER Shares directly from a Fund, you must tender to the Fund a basket of securities. Each business day, prior to the opening of trading on the AMEX, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in that day's creation basket. Each Fund reserves the right to accept a nonconforming creation basket.
- Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will

 39

     publish, on a daily basis, information about the previous day's Balancing Amount. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."

- Placement of Purchase Orders. All purchase orders must be placed with Vanguard by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged a higher transaction fee (discussed below). A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

- Transaction Fee on Purchase of Creation Units. The Funds impose a transaction fee in the amount of $1,000 on each purchase of Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. Thus, for example, whether an investor purchases one, two, or ten Creation Units of Consumer Discretionary VIPERs, the transaction fee would be $1,000. The Funds reserve the right to exempt investors providing seed capital from the purchase transaction fee. For an investor purchasing Creation Units through the manual DTC clearing process, the transaction fee would range from $1,106 (for Telecommunication Services VIPERs) to $2,458 (for Financials VIPERs). Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.


REDEEMING VIPER SHARES WITH AN ISSUING FUND

The redemption process is essentially the reverse of the purchase process.
- Eligible Investors. To redeem VIPER Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.
- Creation Units. To redeem VIPER Shares with a Fund, you must tender the shares in Creation Unit-size blocks.
- In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities. In most cases, the basket of securities you receive will be the same as that required of investors purchasing Creation Units on the same day. There will be times, however, when the creation and redemption baskets differ. The composition of the redemption basket will be available on the NSCC bulletin board. NOTE: Each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.
- Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

- Placement of Redemption Orders. As with purchases, redemptions may be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date, and if all other procedures set forth in the Participation Agreement are followed.

                                                                              40
- Transaction Fee on Redemption of Creation Units. The Funds impose a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

PURCHASING AND SELLING VIPER SHARES ON THE SECONDARY MARKET


You can buy and sell VIPER Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell VIPER Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must buy.


CONVERSION PRIVILEGE


Owners of conventional shares (Admiral(TM) Shares) issued by Vanguard U.S. Sector Index Funds may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own Admiral Shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same Fund.

 Unless you are an Authorized Participant, you must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, please contact your broker.
 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held at Vanguard in an account in the name of the DTC. (The DTC will keep track of which VIPER Shares belong to your broker, and your broker, in turn, will keep track of which VIPER Shares belong to you.)
 Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (2) redeem the
2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you

 41

hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
 NOTE: If you convert your conventional shares to VIPER Shares through Vanguard Brokerage Services/(R)/ (Vanguard/(R) /Brokerage), all conventional shares for which you request conversion will be converted into VIPER Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.
 Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares:
- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a VIPER Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.

- Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.
- During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.

EXCHANGES NOT PERMITTED: VIPER Shares of one Fund may not be exchanged for VIPER Shares of another Fund.

FREQUENT TRADING OR MARKET-TIMING
Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of VIPER Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capitalization gains, or otherwise harm fund shareholders. The vast majority of trading in VIPER Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem VIPER Shares directly with the issuing fund. Because these trades are effected in-kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each VIPER fund imposes transaction fees on in-kind purchases and redemptions of VIPERs to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances. For these reasons, the board of trustees of each fund that issues VIPER Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in VIPER Shares.

                                                                              42
PRECAUTIONARY NOTES

A PRECAUTIONARY NOTE TO RETAIL INVESTORS: The DTC or its nominee will be the registered owner of all outstanding VIPER Shares. Your ownership of VIPER Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of VIPER Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose VIPER Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A PRECAUTIONARY NOTE TO PURCHASERS OF CREATION UNITS: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.
 Because new VIPER Shares may be issued on an ongoing basis, a "distribution" of VIPER Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent VIPER Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new VIPER Shares with an active selling effort involving solicitation of secondary-market demand for VIPER Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
 Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with VIPER Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A PRECAUTIONARY NOTE TO INVESTMENT COMPANIES: For purposes of the Investment Company Act of 1940, VIPER Shares are issued by registered investment companies, and the acquisition of VIPER Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act.

A NOTE ON UNUSUAL CIRCUMSTANCES: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

 43

CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


OTHER INVESTMENT POLICIES AND RISKS


Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same U.S. market sector as the current index.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, each Fund is generally managed without regard to tax ramifications.


[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.


 To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).

 The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. In addition, each Fund's obligation under futures contracts will not exceed 20% of its total assets.

 The reasons for which a Fund may invest in futures and options include:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements and forward currency contracts), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------




TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The average turnover rate for passively managed domestic equity index funds investing in common stocks was 69%, and for domestic stock funds, the average turnover rate was 108%, both as reported by Morningstar, Inc., on August 31, 2004.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


VIPER SHARES AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $750 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

 45

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of August 31, 2004, Vanguard served as advisor for about $536 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
 The advisor, when trading securities on behalf of a Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution. At the direction of a Fund's board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Fund, so long as the advisor reasonably believes that the broker can provide best execution.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR

 The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Financials and Utilities Index Funds generally are distributed in March, June, September, and December; income dividends for the Consumer Discretionary, Consumer Staples, Energy, Health Care, Industrials, Information Technology, Materials, and Telecommunications Index Funds generally occur in December. Capital gains distributions generally occur in December.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




DIVIDEND REINVESTMENT SERVICE

Brokers may make available to their customers who own VIPER Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional VIPER Shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

BASIC TAX POINTS


Investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional VIPER Shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income, " if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned VIPER Shares.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale of VIPER Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of VIPER Shares, may be subject to state and local income taxes.
Note: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

 47
DAILY PRICING

The net asset value, or NAV, of each Fund's VIPER Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class.
 Remember: If you buy or sell VIPER Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your VIPER Shares in Creation Unit blocks, or if you convert your conventional fund shares into VIPER Shares.
 When calculating the NAV of a Vanguard fund's shares, stocks held by the fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S.
dollars using an exchange rate obtained from an independent third party.

 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees.

 Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's VIPER Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each VIPER Share's financial performance for the periods shown, and certain information reflects financial results for a single VIPER Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the VIPER Shares (assuming reinvestment of all distributions). The information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Consumer Discretionary VIPERs as an example. The VIPER Shares began the fiscal period ended August 31, 2004, with a net asset value (price) of $50.09 per share. During the period, each VIPER Share earned $0.20 from investment income (interest and dividends). There was a decline of $3.30 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.10 per share from investment operations.

During  the  period,   shareholders   received  no  dividend  or  capital  gains
distributions.

The share price at the end of the period was $46.99, reflecting losses of $3.30 per share and no distributions. This was a decrease of $3.10 per share (from $50.09 at the beginning of the period to $46.99 at the end of the period). The total return was -6.19% for the period.

As of August 31, 2004, the VIPER Shares had approximately $19 million in net assets. For the period, the annualized expense ratio was 0.28% ($2.80 per $1,000 of net assets), and the annualized net investment income amounted to 0.68% of average net assets. The Fund sold and replaced securities valued at 11% of its net assets.
--------------------------------------------------------------------------------







Consumer Discretionary Index Fund
VIPER Shares
                                                                    Jan. 26* to
                                                                  Aug. 31, 2004
--------------------------------------------------------------------------------
 NET ASSET VALUE BEGINNING OF PEREIOD                                    $50.09
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                       .20
 Net Realized and Unrealized Gain (Loss) on Investments                   (3.30)
--------------------------------------------------------------------------------
  Total from Investment Operations                                       (3.10)
--------------------------------------------------------------------------------
Distribution
Dividends from Net Investment Income                                          --
Distributions from Realized Capital Gains                                     --
--------------------------------------------------------------------------------
 Total Distributions                                                         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $46.99
================================================================================
TOTAL RETURN                                                             -6.19%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                                        $19
 Ratio of Total Expenses to Average Net Assets                           0.28%**
 Ratio of Net Investment Income to Average Net Assets                    0.68%**
 Portfolio Turnover Rate+                                                    11%

================================================================================
 *Inception.
**Annualized.
 +Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.

 49


CONSUMER STAPLES INDEX FUND
VIPER SHARES
                                                                    Jan. 26* to
                                                                   Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.84
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                       .47
 Net Realized and Unrealized Gain (Loss) on Investments                      .97
--------------------------------------------------------------------------------
  Total from Investment Operations                                         1.44
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                         --
 Distributions from Realized Capital Gains                                    --
 Total Distributions                                                          --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $52.28
================================================================================
TOTAL RETURN                                                              2.83%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                        $21
 Ratio of Total Expenses to Average Net Assets                           0.28%**
 Ratio of Net Investment Income to Average Net Assets                    1.51%**
 Portfolio Turnover Rate+                                                    20%
================================================================================
**Annualized.
 +Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including
 VIPER Creation Units.






FINANCIALS INDEX FUND
VIPER SHARES
--------------------------------------------------------------------------------
                                                                    Jan. 26* to
                                                                  Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.51
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                       .70
 Net Realized and Unrealized Gain (Loss) on Investments                    (.64)
--------------------------------------------------------------------------------
  Total from Investment Operations                                          .06
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                         --
 Distributions from Realized Capital Gains                                    --
 Total Distributions                                                          --
--------------------------------------------------------------------------------
 Net Asset Value, End of Period                                           $50.57
================================================================================
Total Return                                                              0.12%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                        $20
 Ratio of Total Expenses to Average Net Assets                           0.28%**
 Ratio of Net Investment Income to Average Net Assets                    2.38%**
 Portfolio Turnover Rate++                                                    9%
================================================================================
 *Inception.
**Annualized.
 +Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including
 VIPER Creation Units.

HEALTH CARE INDEX FUND
VIPER SHARES
--------------------------------------------------------------------------------
                                                                    Jan. 26* to
                                                                  Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.55
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                       .23
 Net Realized and Unrealized Gain (Loss) on Investments                   (2.88)
--------------------------------------------------------------------------------
   Total from Investment Operations                                       (2.65)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
 Total Distributions                                                         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $47.90
================================================================================
TOTAL RETURN                                                             -5.24%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                       $19
 Ratio of Total Expenses to Average Net Assets                          0.28%**
 Ratio of Net Investment Income to Average Net Assets                    1.09%**
 Portfolio Turnover Rate++                                                   8%
================================================================================
 *Inception.
**Annualized.
 +Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including
 VIPER Creation Units.




Information Technology Index Fund
VIPER Shares
                                                                    Jan. 26* to
                                                                  Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.89
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                       .03
 Net Realized and Unrealized Gain (Loss) on Investments                  (10.46)
--------------------------------------------------------------------------------
  Total from Investment Operations                                       (10.43)
--------------------------------------------------------------------------------
DISTRIBUTIONS
--------------------------------------------------------------------------------
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
 Total Distributions                                                         --
--------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                          $40.46
================================================================================
TOTAL RETURN                                                            -20.50%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                       $16
 Ratio of Total Expenses to Average Net Assets                          0.28%**
 Ratio of Net Investment Income to Average Net Assets                   0.12%**
 Portfolio Turnover Rate++                                                   9%
================================================================================
 *Inception.
**Annualized.
 +Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including
 VIPER Creation Units.

 51


MATERIALS INDEX FUND
VIPER SHARES
                                                                    Jan. 26* to
                                                                  Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $49.48
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .58
 Net Realized and Unrealized Gain (Loss) on Investments                    2.07
--------------------------------------------------------------------------------
  Total from Investment Operations                                         2.65
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
 Total Distributions                                                         --
--------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $52.13
================================================================================
TOTAL RETURN                                                              5.36%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                       $21
 Ratio of Total Expenses to Average Net Assets                          0.28%**
 Ratio of Net Investment Income to Average Net Assets                   1.93%**
 Portfolio Turnover Rate++                                                   8%
================================================================================
 *Inception.
**Annualized.
 +Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including
 VIPER Creation Units.






UTILITIES INDEX FUND
VIPER SHARES
                                                                  Jan. 26* to
                                                                 Aug. 31, 2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $49.64
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                    1.11
 Net Realized and Unrealized Gain (Loss) on Investments                   2.39
--------------------------------------------------------------------------------
  Total from Investment Operations                                         3.50
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
 Total Distributions                                                         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $53.14
================================================================================
TOTAL RETURN                                                            7.05%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                      $43
Ratio of Total Expenses to Average Net Assets                         0.28%**
Ratio of Net Investment Income to Average Net Assets                  3.82%**
Portfolio Turnover Rate++                                                  7%
================================================================================
 *Inception.
**Annualized.
 +Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including
 VIPER Creation Units.

The Vanguard Group, Vanguard, Plain Talk, Admiral, VIPER, VIPERs, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

AUTHORIZED PARTICIPANT
Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREATION UNIT
A large block of a specified number of VIPER Shares. Authorized Participants may purchase and redeem VIPER Shares from the fund only in Creation Unit-size aggregations.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VIPER SHARES
Vanguard Index Participation Equity Receipts, which are a class of exchange-traded shares issued by certain Vanguard mutual funds. VIPER Shares can be bought and sold continuously throughout the day at market prices.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                    THE VANGUARD GROUP /(R)/LOGO
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900



FOR MORE INFORMATION

If you would like more information about Vanguard U.S. Sector VIPER Shares, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI for the issuing Funds provides more detailed information about the Funds' VIPER Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the VIPER Shares, please contact us as follows:

THE VANGUARD GROUP
INSTITUTIONAL INVESTOR INFORMATION
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-866-499-8473

WORLD WIDE WEB: WWW.VANGUARD.COM


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the issuing Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available in the Edgar Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                                                   Funds' Investment Company Act
                                                           file number: 811-1027
                                               (C) 2004 The Vanguard Group, Inc.
                                            All rights reserved. Patent Pending.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     P954 122004

                                     PART B

                            VANGUARD(R) WORLD FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                DECEMBER 31, 2004


This Statement is not a prospectus but should be read in conjunction with the Fund's current prospectuses (dated December 31, 2004). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-4
INVESTMENT LIMITATIONS...............................................B-17
SHARE PRICE..........................................................B-19
PURCHASE AND REDEMPTION OF SHARES ...................................B-19
INVESTING WITH VANGUARD THROUGH OTHER FIRMS..........................B-21
MANAGEMENT OF THE FUNDS .............................................B-21
INVESTMENT ADVISORY SERVICES.........................................B-31
PORTFOLIO TRANSACTIONS...............................................B-48
PROXY VOTING GUIDELINES .............................................B-49
YIELD AND TOTAL RETURNS..............................................B-53
INFORMATION ABOUT THE VIPER SHARE CLASS..............................B-55
FINANCIAL STATEMENTS.................................................B-63
LEGAL DISCLAIMERS....................................................B-63


                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard(R) World Funds (the Trust) was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard World Fund, Inc.

 The Trust currently offers the following funds and classes of shares:


                                                SHARE CLASSES**
                                                ---------------
      FUND*                          INVESTOR  ADMIRAL  INSTITUTIONAL  VIPERS
      -----                          --------  -------  -------------  ------
      Vanguard(R) U.S. Growth          Yes       Yes         No          No
      Fund
      Vanguard(R) International        Yes       Yes         No          No
      Growth Fund
      Vanguard(R) Calvert Social       Yes       No          Yes         No
      Index Fund
      VANGUARD(R) U.S. SECTOR
      INDEX FUNDS
       Vanguard(R) Consumer             No       Yes         No         Yes
      Discretionary Index Fund
       Vanguard(R) Consumer             No       Yes         No         Yes
      Staples Index Fund
       Vanguard(R) Energy Index         No       Yes         No         Yes
      Fund
       Vanguard(R) Financials           No       Yes         No         Yes
      Index Fund
       Vanguard(R) Health Care          No       Yes         No         Yes
      Index Fund
       Vanguard(R) Industrials          No       Yes         No         Yes
      Index Fund
       Vanguard(R) Information          No       Yes         No         Yes
      Technology Index Fund
       Vanguard(R) Materials            No       Yes         No         Yes
      Index Fund
       Vanguard(R)
      Telecommunication Services        No       Yes         No         Yes
      Index Fund
       Vanguard(R) Utilities            No       Yes         No         Yes
      Index Fund

      *Individually, a Fund; collectively, the Funds
      **Individually, a class; collectively, the classes


 The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.


 Vanguard U.S. Growth Fund and Vanguard International Growth Fund are registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as open-end diversified management investment companies. All other Funds are registered with the SEC as open-end nondiversified management investment companies.

 Each Fund is a part of The Vanguard Group of Investment Companies (collectively, the Vanguard funds), which jointly own Vanguard.

 Each Fund described in this Statement of Additional Information is a member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.



SERVICE PROVIDERS


 CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for Vanguard U.S. Sector Index Funds), Citibank, N.A., 111 Wall Street, New York, NY 10005 (for Vanguard U.S. Growth Fund), JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for Vanguard International Growth Fund), and Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109 (for Vanguard Calvert Social Index Fund), serve as the custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of each Fund's assets.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) in the case of certain types of mergers or consolidations, share conversions, share exchanges, or sale of assets. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

  In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.



                               INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the Investment Company Act of 1940 (the 1940 Act), and by applicable exemptive orders, no-action letters, interpretations, and other pronouncements by the Securities and Exchange Commission and its staff
(SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.



 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.



 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into such foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."



 A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.


 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); (7) and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


 VIPER SHARES. VIPER Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the headings "Exchange-Traded Funds" and "Other Investment Companies."


 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."



                             INVESTMENT LIMITATIONS

                            VANGUARD U.S. GROWTH FUND
                       VANGUARD INTERNATIONAL GROWTH FUND
                       VANGUARD CALVERT SOCIAL INDEX FUND


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts and, in the case of Vanguard International Growth Fund and Vanguard Calvert Social Index Fund, foreign currency futures contracts and options. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.


 DIVERSIFICATION. With respect to 75% of its total assets, Vanguard U.S. Growth Fund and Vanguard International Growth Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities. Vanguard Calvert Social Index Fund and Vanguard Sector Index Funds will limit the aggregate value of all holdings [except U.S. government and cash items, as defined under subchapter M of the Internal Revenue Code (the Code)], each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, the Fund will limit the aggregate value of holdings of a single issuer (except U.S. government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

                        VANGUARD U.S. SECTOR INDEX FUNDS

Each U.S. Sector Index Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Each Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 COMMODITIES. Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

 INDUSTRY CONCENTRATION. Each Fund will concentrate its assets in securities of issuers in a particular industry or group of industries denoted by the Fund's name.

 LOANS. Each Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 REAL ESTATE. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

 SENIOR SECURITIES. Each Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 UNDERWRITING. Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

                                    ALL FUNDS


None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


                                   SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                        PURCHASE AND REDEMPTION OF SHARES
                            (OTHER THAN VIPER SHARES)

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received by Vanguard before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received by Vanguard after the close of regular trading on the Exchange will be executed at the price computed on the next day the Exchange is open.


 EXCHANGE OF SECURITIES FOR SHARES OF A FUND (OTHER THAN VIPER SHARES). In certain circumstances, shares of a Fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in kind-purchase must be included in the Index tracked by the Fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ. Securities accepted by the Fund will be valued, as set forth in the Fund's prospectus, as of the time of the next determination of net asset value after such acceptance. Shares of each Fund are issued at net asset value determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.


 A Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund;
(2) the transaction will not cause the Fund's weightings to become imbalanced with respect to the weightings of the securities included in the corresponding
Index: (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net assets immediately prior to the transaction.

 Investors interested in purchasing Fund shares in kind should contact Vanguard.


REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.


 The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 There is no charge for share redemptions from Vanguard U.S. Growth Fund or Vanguard Calvert Social Index Fund.

 The International Growth Fund charges a 2% fee on shares redeemed within two months of purchase. The U.S. Sector Index Funds charge a 2% fee on shares redeemed within one year of purchase.These fees, which do not apply to any shares purchased through reinvested dividend or capital gains distributions, are withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


 We will redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, the shares will retain their redemption fee status. If you transfer less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

RIGHT TO CHANGE POLICIES

Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



                  INVESTING WITH VANGUARD THROUGH OTHER FIRMS


The Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, authorized agents). A Fund will be deemed to have received a purchase or redemption order when an authorized agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.



                             MANAGEMENT OF THE FUNDS


VANGUARD


Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of August 31, 2004, each Fund had contributed capital to Vanguard as follows:


                                                                            PERCENTAGE OF          PERCENT OF
                                            CAPITAL CONTRIBUTION                     FUND          VANGUARD'S
 FUND                                                TO VANGUARD               NET ASSETS      CAPITALIZATION
 ----                                                   --------               ----------      --------------
U.S. Sector Index Funds
  Vanguard Consumer Discretionary Index Fund           $    3,000                    0.01%                 --
  Vanguard Consumer Staples Index Fund                      3,000                    0.01                  --
  Vanguard Energy Index Fund                                   NA                      NA                  NA
  Vanguard Financials Index Fund                            3,000                    0.01                  --
  Vanguard Health Care Index Fund                           4,000                    0.01                  --
  Vanguard Industrials Index Fund                              NA                      NA                  NA
  Vanguard Information Technology Index Fund                2,000                    0.01                  --
  Vanguard Materials Index Fund                             3,000                    0.01                  --
  Vanguard Telecommunication Services Fund                     NA                      NA                  NA
  Vanguard Utilities Index Fund                             6,000                    0.01                0.01%
 Vanguard Calvert Social Index Fund                    $   41,000                    0.01%               0.04%
 Vanguard U.S. Growth Fund                                951,000                    0.02%               0.95%
 Vanguard International Growth Fund                     1,164,000                    0.01                1.16


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.



 One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.


 During the fiscal years ended August 31, 2002, 2003, and 2004 (or since inception of the U.S. Sector Index Funds, through August 31, 2004), the Funds paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses.

FUND                                             2002         2003         2004
----                                             ----         ----         ----
U.S. Growth Fund                          $30,136,000   24,864,000   27,372,000
International Growth Fund                  29,689,000   26,834,000   32,974,000
Calvert Social Index Fund                     161,000      220,000      382,000
U.S. SECTOR INDEX FUNDS
 Consumer Discretionary Index Fund*               N/A          N/A        6,000
 Consumer Staples Index Fund*                     N/A          N/A       10,000
 Energy Index Fund*                               N/A          N/A          N/A
 Financials Index Fund*                           N/A          N/A        7,000
 Health Care Index Fund*                          N/A          N/A       12,000
 Industrials Index Fund*                          N/A          N/A          N/A
 Information Technology Index Fund*               N/A          N/A        4,000
 Materials Index Fund*                            N/A          N/A        8,000
 Telecommunication Services Index Fund*           N/A          N/A          N/A
 Utilities Index Fund*                            N/A          N/A       37,000



 INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to the Calvert Social Index Fund, the U.S. Sector Index Funds, and several other Vanguard funds. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard.

OFFICERS AND TRUSTEES


The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         President, Chairman      May 1987        President,                                                    132
(1954)                   of the Board, Chief                      Officer, and Director (Trustee) of
                         Executive Officer,                       Vanguard and each of the
                         and Trustee                              investment companies served by
                                                                  Vanguard.

INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        The Partners of '63 (pro bono ventures in                     132
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

  *Officers of the Funds are "Interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer (since                   132
(1945)                                                            October 1999 of Rohm and Haas Co.
                                                                  (chemicals); Director of Technitrol, Inc.
                                                                  (electronic components) and Agere Systems
                                                                  (communication components); Board
                                                                  Member of American Chemistry Council;
                                                                  Trustee of Drexel University.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                132
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/
                                                                  consumer products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Burton G. Malkiel        Trustee              May 1977            Chemical Bank Chairman's Professor of                         129
(1932)                                                            Economics, Princeton University; Director of
                                                                  Vanguard Investment Series plc (Irish
                                                                  investment fund) since November 2001,
                                                                  Vanguard Group (Ireland) Limited (investment
                                                                  management) since November 2001,
                                                                  Prudential Insurance Co. of America, BKF
                                                                  Capital (investment management), The
                                                                  Jeffrey Co. (holding company), and NeuVis,
                                                                  Inc. (software company).

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
Executive Officers
Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 132
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of the
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  132
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), The Mead
                                                                  Corp. (paper products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University.

R. Gregory Barton*       Secretary            June 2001           Managing Director and General Counsel of                      132
(1951)                                                            Vanguard (since September
                                                                  1997); Secretary of Vanguard
                                                                  and of each of the investment companies
                                                                  served by Vanguard (since  June 2001)

Thomas J. Higgins*       Treasurer            July 1998           Principal of The Vanguard Group, Inc.;                        132
(1957)                                                            Treasurer of each of the investment
                                                                  companies served by (since July 1998).

  *Officers of the Funds are "Interested persons" as defined in the 1940 Act.



 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.

 Board Committees: Each Fund's board has the following committees:


* Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

* Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

* Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.



 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each fund.


                                                             DOLLAR RANGE OF  AGGREGATE DOLLAR RANGE OF
                                                           FUND SHARES OWNED       VANGUARD FUND SHARES
NAME OF FUND                       NAME OF TRUSTEE                BY TRUSTEE           OWNED BY TRUSTEE
------------                       ---------------                ----------           ----------------

VANGUARD CALVERT SOCIAL INDEX FUND John J. Brennan           $10,001-$50,000              Over $100,000
                                   Charles D. Ellis                     None              Over $100,000
                                   Rajiv L. Gupta                       None              Over $100,000
                                   JoAnn Heffernan Heisen               None              Over $100,000
                                   Burton G. Malkiel                    None              Over $100,000
                                   Alfred M. Rankin, Jr.                None              Over $100,000
                                   J. Lawrence Wilson                   None              Over $100,000

VANGUARD INTERNATIONAL GROWTH FUND John J. Brennan          $50,001-$100,000              Over $100,000
                                   Charles D. Ellis                     None              Over $100,000
                                   Rajiv L. Gupta                       None              Over $100,000
                                   JoAnn Heffernan Heisen               None              Over $100,000
                                   Burton G. Malkiel                    None              Over $100,000
                                   Alfred M. Rankin, Jr.    $50,001-$100,000              Over $100,000
                                   J. Lawrence Wilson                   None              Over $100,000

VANGUARD U.S. GROWTH FUND          John J. Brennan          $50,001-$100,000              Over $100,000
                                   Charles D. Ellis                     None              Over $100,000
                                   Rajiv L. Gupta                       None              Over $100,000
                                   JoAnn Heffernan Heisen               None              Over $100,000
                                   Burton G. Malkiel                    None              Over $100,000
                                   Alfred M. Rankin, Jr.                None              Over $100,000
                                   J. Lawrence Wilson                   None              Over $100,000

TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-23), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.


 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

* The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

* The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

* Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.


 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                                                      VANGUARD WORLD FUNDS
                                                 TRUSTEES' COMPENSATION TABLE

                                                            PENSION OR
                                                            RETIREMENT        ACCRUED ANNUAL   TOTAL COMPENSATION
                                  AGGREGATE           BENEFITS ACCRUED            RETIREMENT    FROM ALL VANGUARD
                               COMPENSATION                 AS PART OF            BENEFIT AT           FUNDS PAID
TRUSTEE                 FROM THESE FUNDS(1)   THESE FUNDS' EXPENSES(1)    JANUARY 1, 2003(2)       TO TRUSTEES(3)
-------                 -------------------   ------------------------    ------------------       --------------
John J. Brennan                        None                       None                  None                 None
Charles D. Ellis                     $2,932                        N/A                   N/A             $111,000
Rajiv L. Gupta                        2,932                        N/A                   N/A              111,000
JoAnn Heffernan Heisen                2,932                       $135                $3,400              111,000
Burton G. Malkiel                     2,932                        221                10,500              111,000
Alfred M. Rankin, Jr.                 2,932                        163                 5,500              111,000
J. Lawrence Wilson                    3,356                        172                 7,800              127,700


(1) The amounts shown in this column are based on the Funds' fiscal year ended August 31, 2004. Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 118 Vanguard funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


The Vanguard Group, Inc. ("Vanguard") and the Boards of Trustees of the Vanguard funds ("Boards") have adopted Portfolio Holdings Disclosure Policies and Procedures ("Polices and Procedures") to govern the disclosure of the portfolio holdings of a Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the "portfolio holdings governing policies") by the Chief Compliance Officer of Vanguard and the Vanguard funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and do not mean the cash investments, derivatives and other investment positions (collectively, "other investment positions") held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, "ten largest stock holdings") as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS

Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose their complete portfolio holdings ("complete portfolio holdings") as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services and other third parties that provide services (collectively, "Service Providers") to Vanguard, Vanguard subsidiaries and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. Disclosure of Vanguard fund complete portfolio holdings to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. As of [DATE], Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: [LIST OF SERVICE PROVIDERS TO BE ADDED BYAMENDMENT].

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement or under applicable laws, rules and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, an the legitimate business purposes served by such disclosure. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS

An investment advisor, administrator or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the fund's or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds.

DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, "Approved Vanguard Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, "commentary and analysis") or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end ("recent portfolio changes") to any person if
(1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information.

 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS IN ACCORDANCE WITH SEC EXEMPTIVE ORDERS

Vanguard's Fund Financial Services unit may disclose to the National Securities Clearing Corporation ("NSCC") the daily portfolio composition files ("PCFs") that contain certain portfolio holdings of the Vanguard index funds ("VIPER Funds") that offer a class of shares known as Vanguard(R) Index Participation Equity Receipts ("VIPER") Shares in accordance with the terms and conditions of related exemptive orders (the "VIPER Exemptive Orders") issued by the Securities and Exchange Commission ("SEC"), as described further below.

 Unlike the conventional classes of shares issued by VIPER Funds, the VIPER Shares are listed for trading on the American Stock Exchange ("AMEX"). Each VIPER Fund issues VIPER Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, an investor must be an "Authorized Participant" or it must do so through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company ("DTC") that has executed a Participant Agreement with Vanguard Marketing Corporation. Each VIPER Fund issues Creation Units in exchange for a "portfolio deposit" consisting of a basket of specified securities ("Deposit Securities") and a cash payment (the "Balancing Amount"). Each VIPER Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

 In connection with the creation and redemption process, and in accordance with the terms and conditions of the VIPER Exemptive Orders, Vanguard makes available to the NSCC, for dissemination to NSCC participants on each business day prior to the opening of trading on the AMEX, a PCF containing a list of the names and the required number of shares of each Deposit Security for each VIPER Fund. (The NSCC is a clearing agency registered with the SEC and affiliated with DTC.) In addition, the AMEX disseminates (i) continuously throughout the trading day, through the facilities of the consolidated tape, the market value of a VIPER Share, and (ii) every 15 seconds throughout the trading day, separately from the consolidated tape, a calculation of the estimated net asset value ("NAV") of a VIPER Share (which estimate is expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, VIPER Shares are selling at a premium or a discount to NAV. VIPER Shares are listed on the AMEX and traded in the secondary market in the same manner as other equity securities. The price of VIPER Shares trading on the secondary market is based on a current bid/offer market.


 As contemplated by the VIPER Exemptive Orders, Vanguard and the VIPER Funds expect that only institutional arbitrageurs and institutional investors with large indexed portfolios will buy and sell VIPER Shares in Creation Unit-sized aggregations because Creation Units can be purchased only in exchange for securities likely to cost millions of dollars. An AMEX specialist, in providing for a fair and orderly secondary market for VIPER Shares, also may purchase Creation Units for use in its market-making activities on the AMEX. Vanguard and the VIPER Funds expect secondary market purchasers of VIPER Shares will include both institutional and retail investors. Vanguard and the VIPER Funds believe that arbitrageurs will purchase or redeem Creation Units to take advantage of discrepancies between the VIPER Shares' market price and the VIPER Shares' underlying NAV. Vanguard and the VIPER Funds expect that this arbitrage activity will provide a market "discipline" that will result in a close correspondence between the price at which the VIPER Shares trade and their NAV. In other words, Vanguard and the VIPER Funds do not expect the VIPER Shares to trade at a significant premium or discount to their NAV.

 In addition to making PCFs available to NSCC participants as described above, Vanguard's Fund Financial Services unit may disclose the PCF for any VIPER Fund to any person, or online at www.vanguard.com to all categories of persons, if
(1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard's Fund Financial Services unit must make a good faith determination whether the PCF for any VIPER Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any VIPER Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the VIPER Fund if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard's Fund Financial Services unit may in its sole discretion determine whether to deny any request for the PCF for any VIPER Fund made by any person, and may do so for any reason or no reason.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit or (4) as required by court order.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1under the Investment Company Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.


PROHIBITIONS OF RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES

                            VANGUARD U.S. GROWTH FUND


The Fund employs a multimanager approach, using two primary investment advisors to manage the bulk of its assets and Vanguard Quantitative Equity Group to manage investments that facilitate cash flows to and from the other advisors. All of the Fund's advisors discharge their responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.


ALLIANCE CAPITAL MANAGEMENT, L.P.
Susan.G.Manter@us.pwc.com

The Fund entered into an investment advisory agreement with Alliance Capital Management, L.P.. (Alliance), under which Alliance manages the investment and reinvestment of the assets included in Vanguard U.S. Growth Fund that the Fund's board of trustees determines to assign to Alliance (the Alliance Portfolio). In this capacity, Alliance continuously reviews, supervises, and administers the Alliance Portfolio. Alliance will invest or reinvest such assets primarily in U.S. securities. Alliance discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund. Under this agreement the Fund pays Alliance, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Alliance Portfolio's average month-end net assets for the quarter:


                  NET ASSETS                        ANNUAL RATE
                  ----------                        -----------
                  First $300 million                      0.32%
                  Next $700 million                       0.20%
                  Next $1 billion                         0.15%
                  Next $18 billion                        0.12%
                  Over $20 billion                        0.10%



 The basic fee, as provided above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Fund relative to the investment performance of the Russell 1000 Growth Index (the Index). The investment performance of the Fund will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

The adjustment applies as follows:


CUMULATIVE 36-MONTH PERFORMANCE OF        PERFORMANCE FEE ADJUSTMENT AS A
THE FUND VS. THE INDEX                       PERCENTAGE OF THE BASIC FEE*
----------------------                       ----------------------------
Exceeds by more than +6%                                            +25%
Exceeds by 0% to +6%                 Linear increase between 0% and +25%
Trails by 0% to -6%                  Linear decrease between 0% and -25%
Trails by more than -6%                                             -25%


* For purposes of the adjustment calculation, the basic fee is calculated based on average month-end net assets over the same period for which the performance is measured. Linear application of the adjustment provides for an infinite number of results within the stated range. Example: Cumulative 36-month performance of the Fund versus the Index is +3%. Accordingly, a performance fee adjustment of +12.5% [(3% divided by 6%) times 25% maximum] of the basic fee, as calculated over the trailing 36-months, would be due and payable.


 The adjustment was not fully operable until the close of the quarter ended August 31, 2004. Until that date, the following transition rules applied:


 (a) JUNE 22, 2001, THROUGH AUGUST 30, 2002. Advisor's compensation was the basic fee. No adjustment was applied during this period.


 (b) AUGUST 31, 2002, THROUGH AUGUST 31, 2004. Beginning August 31, 2002, the adjustment took effect on a progressive basis with regard to the number of months elapsed between August 31, 2001, and the close at the quarter for which the advisor's fee was computed. During this period, the adjustment was calculated using cumulative performance of the Alliance Portfolio and the Index from August 31, 2001, through the end of the applicable quarter. For these purposes, the endpoints and size of the range over which a positive or negative adjustment applied and the corresponding maximum fee adjustment amount was multiplied by a fractional time-elapsed adjustment. The fraction was equal to the number of months elapsed since August 31, 2001, divided by thirty-six.


 (c) ON AND AFTER AUGUST 31, 2004. The adjustment is fully operable at this time.



 The following special rules also apply to Alliance's compensation:


 (a) ALLIANCE PORTFOLIO PERFORMANCE. The investment performance of the Alliance Portfolio for any period, expressed as a percentage of the Alliance Portfolio at the beginning of the period, will be the sum of: (1) the change in the Alliance Portfolio's Unit Value during such period; (2) the unit value of the Alliance Portfolio's cash distributions from the Fund's net investment income and realized net capital gains (whether short- or long-term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Alliance Portfolio.



 (b) ALLIANCE PORTFOLIO UNIT VALUE. The Alliance Portfolio Unit Value will be determined by dividing the total net assets of the Alliance Portfolio by a given number of units. Initially, the number of units in the Alliance Portfolio will equal a nominal value as determined by dividing initial assets by a unit value of $100 on September 1, 2001. Subsequently, as assets are added to or withdrawn from the Alliance Portfolio, the number of units of the Alliance Portfolio will be adjusted based on the unit value of the Alliance Portfolio on the day such changes are executed. Any cash buffer maintained by the Alliance Portfolio outside of the Alliance Portfolio shall neither be included in the total net assets of the Alliance Portfolio nor included in the computation of the Alliance Portfolio unit value.


 (c) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of: (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.



 (d) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Fund and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.



 SAMPLE ADVISORY FEES. The following table shows the total annual advisory fee--that is, the basic fee plus the adjustment--payable to Alliance at varying levels of investment performance:



                                ANNUALIZED PERFORMANCE OVER
        NET ASSETS OF FUND                  36-MONTH PERIOD  TOTAL ANNUAL RATE
        ------------------                  ---------------  -----------------
        $300 Million           Trails Index by more than 6%            0.2400%
                                  Identical Return of Index            0.3200%
                              Exceeds Index by more than 6%            0.4000%
        $1 Billion             Trails Index by more than 6%            0.1770%
                                  Identical Return of Index            0.2360%
                              Exceeds Index by more than 6%            0.2950%
        $2 Billion             Trails Index by more than 6%            0.1448%
                                  Identical Return of Index            0.1930%
                              Exceeds Index by more than 6%            0.2413%
        $20 Billion            Trails Index by more than 6%            0.0955%
                                  Identical Return of Index            0.1273%
                              Exceeds Index by more than 6%            0.1591%
        $25 Billion            Trails Index by more than 6%            0.0914%
                                  Identical Return of Index            0.1218%
                              Exceeds Index by more than 6%            0.1523%



Description of Alliance


Alliance, an investment advisor registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation (ACMC), an indirect wholly-owned subsidiary of AXA Financial, Inc. (AXA Financial), is the general partner. At August 31, 2004, Alliance Capital Management Holding L.P. (Alliance Holding) owned approximately 31.6% of the outstanding units of limited partnership interest in Alliance

(Alliance Units). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. in the form of units (Alliance Holding Units). At August 31, 2004, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 57.8% of the outstanding Alliance Holding Units and 1.8% of the outstanding Alliance Units, representing an approximate 58.3% economic interest in Alliance. AXA Financial is a wholly-owned subsidiary of AXA, one of the largest and most rapidly expanding financial services organizations.


WILLIAM BLAIR & COMPANY, L.L.C.


Vanguard U.S. Growth Fund entered into an investment advisory agreement with William Blair & Company, under which William Blair & Company manages the investment and reinvestment of the portion of the Fund's assets that the board of trustees assigns to William Blair & Company (the WB Portfolio). In this capacity, William Blair & Company continuously reviews, supervises, and administers the WB Portfolio. William Blair & Company will invest or reinvest such assets predominantly in U.S. stocks. Under this agreement, at the end of each of the Fund's fiscal quarters, the Fund pays William Blair & Company an adjusted fee equal to a base fee plus (or minus) a performance-based adjustment. The base fee is calculated by applying a quarterly rate, based on the following annual percentage rates, to the WB Portfolio's average month-end net assets for the quarter, and dividing the result by four.


            NET ASSETS                                      ANNUAL RATE
            ----------                                      -----------
            First $2 billion                                     0.145%
            Over $2 billion                                      0.125%

 The base fee, as provided above, will be increased or decreased by applying a performance fee adjustment based on the investment performance of the WB Portfolio relative to the investment performance of the Russell 1000 Growth

Index (the Index). The performance adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate applied to the average of the month-end net assets of the WB Portfolio over the previous 60 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the WB Portfolio shall be determined by applying the following performance adjustment schedule to the cumulative performance of the WB Portfolio relative to the Index over the trailing 60-month period applicable to such fiscal quarter.


            CUMULATIVE 60-MONTH PERFORMANCE
            OF THE WB PORTFOLIO VERSUS THE INDEX                                     ADJUSTMENT PERCENTAGE
            ------------------------------------                                     ---------------------
            Exceeds by more than +20%                                                                 +67%
            Exceeds by more than 0% up to and including +20%            Linear increase between 0% to +67%
            Trails by -20% up to and including 0%                       Linear decrease between -67% to 0%
            Trails by more than -20%                                                                  -67%

 The adjustment will not be fully incorporated into the determination of the adjusted fee until the fiscal quarter ended May 31, 2009. Until that date, the following transition rules will apply:

 (a) APRIL 19, 2004, THROUGH FEBRUARY 28, 2005. The adjusted fee will be deemed to equal the base fee. No performance adjustment will apply to the calculation of the adjusted fee during this period.

 (b) MARCH 1, 2005, THROUGH MAY 31, 2009. Beginning March 1, 2005, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between May 31, 2004, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the WB Portfolio, as determined for a period commencing June 1, 2004, and ending as of the end of the applicable fiscal quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the WB Portfolio and the Index for a period commencing June 1, 2004, and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since May 31, 2004, divided by 60.

 (c) ON AND AFTER MAY 31, 2009. The adjusted fee will be equal to the base fee plus the performance adjustment.

 I. THE FOLLOWING SPECIAL RULES APPLY TO WILLIAM BLAIR & COMPANY'S COMPENSATION:

 (a) WB PORTFOLIO UNIT VALUE. The WB Portfolio Unit Value shall be determined by dividing the total net assets of the WB Portfolio by a given number of units. The number of units in the WB Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the Investment Advisory Agreement (April 19, 2004); provided, however, that as assets are added to or withdrawn from the WB Portfolio, the number of units in the WB Portfolio shall be adjusted based on the unit value of the WB Portfolio on the day such changes are executed.

 (b) WB PORTFOLIO PERFORMANCE. The investment performance of the WB Portfolio for any period, expressed as a percentage of the WB Portfolio Unit Value at the beginning of the period, will be the sum of: (1) the change in the WB Portfolio Unit Value during such period; (2) the Unit Value of the Fund's cash distributions from the WB Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the WB Portfolio, expressed as a percentage of the WB Portfolio Unit Value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the WB Portfolio, of dividends per unit of the WB Portfolio paid from investment income, and of capital gains taxes per unit of the WB Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the WB Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the WB Portfolio Unit Value will be determined net of all fees and expenses of the Fund attributable to the WB Portfolio. Thus, the performance of the WB Portfolio will be net of all fees and expenses of the Fund attributable to the WB Portfolio when compared to the Index.


 (c) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by the Index provider.



 (d) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the WB Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.



 II. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE.


 Assume the adjusted fee for the fiscal quarter ending May 31, 2009, is being calculated, the transition rules described above are not in effect, and the month-end net assets of the WB Portfolio over the rolling 60-month period applicable to such fiscal quarter are as follows:


                       MONTH-END NET ASSETS OF WB PORTFOLIO ($MILLION)
    ----------------------------------------------------------------------------------------
           JAN.   FEB.   MAR.   APR.    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
    2004                                     1,001  1,002  1,003  1,004  1,005  1,006  1,007
    2005  1,008  1,009  1,010  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018  1,019
    2006  1,020  1,021  1,022  1,023  1,024  1,025  1,026  1,027  1,028  1,029  1,030  1,031
    2007  1,032  1,033  1,034  1,035  1,036  1,037  1,038  1,039  1,040  1,041  1,042  1,043
    2008  1,044  1,045  1,046  1,047  1,048  1,049  1,050  1,051  1,052  1,053  1,054  1,055
    2009  1,056  1,057  1,058  1,059  1,060


 Also, assume the cumulative performance of the WB Portfolio over the rolling 60-month period applicable to such fiscal quarter is +25.0%, and the cumulative performance of the Index over such period is +15.0%. Thus, the excess return of the WB Portfolio over the applicable period is +10.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending May 31, 2009, would be $509,028.84, calculated as follows:

 a. BASE FEE OF $383,887.50, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the fiscal quarter ending May 31, 2009 ($1,059,000,000), are multiplied by the annual percentage rate of (0.145%), and divided by four. Therefore, the base fee is equal to:

                            Base Fee = [(a X b) / 4]


 Where:

   a = average month-end net assets over the fiscal quarter ending May 31, 2009, calculated as follows:

    ($1,058,000,000 + $1,059,000,000 + $1,060,000,000) / 3 = $1,059,000,000

   b = annual percentage rate applied to average month end net assets = 0.145%

            Base Fee = [($1,059,000,000 X 0.145%) / 4] = $383,887.50


 b. PERFORMANCE ADJUSTMENT OF +$125,141.34, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the rolling 60-month period applicable to the fiscal quarter ending May 31, 2009, are $1,030,500,000. The excess return of the WB Portfolio (+25.0%) over the Index (+15.0%) over such period is +10.0%. An excess return of +10.0%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of +33.5%, calculated as follows:


                      Adjustment Percentage= [(c / d) X e]


          Where:

             c = excess return over the performance period = +10.0%

      d = maximum excess return for appropriate performance range = +20.0%

   e = maximum adjustment percentage for appropriate performance range = +67%

            Adjustment Percentage = [(10.0% / 20.0%) X +67%] = 33.5%

           Therefore, the Performance Adjustment = [(f X g) X h] / 4

          Where:

                        f = adjustment percentage = 33.5%

  g = annual percentage rate applied to average month-end net assets = 0.145%

            h = average month-end net assets for the 60 months ended

                          May 31, 2009 = $1,030,500,000

 Performance Adjustment = [(33.5% X 0.145%) X $1,030,500,000] / 4 = $125,141.34

 c. AN ADJUSTED FEE OF $509,028.84, CALCULATED AS FOLLOWS:

                              Adjusted Fee = i + j

          Where:

                           i = Base Fee = $383,887.50

                    j = Performance Adjustment = $125,141.34

             Adjusted Fee = $383,887.50 + $125,141.34 = $509,028.84

 d. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the WB Portfolio and the Index are treated in a symmetrical manner, such as in the example.

 III. THE FOLLOWING EXAMPLE SERVES AS A GUIDE FOR THE CALCULATION OF THE ADJUSTED FEE DURING THE TRANSITION PERIOD.

 Assume that the advisor's compensation is being calculated for the fiscal quarter ended November 30, 2006, and the month-end net assets of the WB Portfolio over the 30-month period applicable to such fiscal quarter are as follows:



                       MONTH-END NET ASSETS OF WB PORTFOLIO ($MILLION)
    ------------------------------------------------------------------------------------------
           JAN.   FEB.   MAR.   APR.    MAY   JUNE   JULY   AUG.  SEPT.   OCT.   NOV.   DEC.
    2004                                     1,001  1,002  1,003  1,004  1,005  1,006  1,007
    2005  1,008  1,009  1,010  1,011  1,012  1,013  1,014  1,015  1,016  1,017  1,018  1,019
    2006  1,020  1,021  1,022  1,023  1,024  1,025  1,026  1,027  1,028  1,029  1,030

 Also, assume the cumulative performance of the WB Portfolio over the 30-month period applicable to the November 30, 2006, fiscal quarter is +18.0%, and the cumulative performance of the Index over such period is +13.0%. Thus, the excess return of the WB Portfolio over the applicable period is +5.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending November 30, 2006, would be $434,672.39 and is calculated as follows:


 a. BASE FEE OF $373,012.50, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the fiscal quarter ending November 30, 2006 ($1,029,000,000), are multiplied by the annual percentage rate of (0.145%) and divided by four. Therefore, the base fee is equal to:


                            Base Fee = [(a X b) / 4]


          Where:

        a = average month-end net assets over the fiscal quarter ending
                     November 30, 2006, calculated as follows:

    ($1,028,000,000 + $1,029,000,000 + $1,030,000,000) / 3 = $1,029,000,000

  b = annual percentage rate applied to average month end net assets = 0.145%

            Base Fee = [($1,029,000,000 X 0.145%) / 4] = $373,012.50

 b. PERFORMANCE ADJUSTMENT OF +$61,659.89, CALCULATED AS FOLLOWS: The average month-end net assets of the WB Portfolio over the performance period (June 1, 2004, to November 30, 2006) are $1,015,500,000. The excess return of the WB Portfolio (+18.0%) over the Index (+13.0%) over such period is +5.0%. An excess return of +5.0%, when applied to the performance adjustment schedule, corresponds to an adjustment percentage of +16.75%, calculated as follows:

                      Adjustment Percentage = [(c / d) X k]

          Where:

     c = percentage amount by which the performance of the WB Portfolio has exceeded the Index = +5.0%

     d = maximum transition period excess return for appropriate performance range, determined as follows:

                                 [(e / f) X g]

          Where:

   e = number of months elapsed from May 31, 2004, to November 30, 2006 = 30

          f = number of months in full rolling performance period = 60

      g = maximum excess return for appropriate performance range = +20.0%

                       d = [(30 / 60) X +20.0%] = +10.0%

          Where:

      maximum transition period adjustment percentage = [(e / f) X h] = k

          Where:

   e = number of months elapsed from May 31, 2004, to November 30, 2006 = 30

          f = number of months in full rolling performance period = 60

 h = maximum adjustment percentage for the appropriate performance range = +67%

   Maximum adjustment percentage for transition period = [(30 / 60) X +67%] =
                                   +33.5% = k

             Adjustment Percentage = [(c / d) X k] = l, therefore,

                   [(+5.0% / +10.00%) X +33.5%] = +16.75% = 1

      Therefore, the performance adjustment is equal to [(l X m) X n] / 4

          Where:

                       l = Adjustment Percentage = +16.75%
  m = annual percentage rate applied to average month-end net assets = 0.145%

 n = average month-end net assets for the transition period ended November 30,
                             2006 = $1,015,500,000

Performance Adjustment = [(+16.75% X 0.145%) X $1,015,500,000] / 4 = +$61,659.89


 C. AN ADJUSTED FEE OF $434,672.39, CALCULATED AS FOLLOWS:

                              Adjusted Fee = o + p

          Where:

                           o = Base Fee = $373,012.50

                     p = Performance Adjustment = $61,659.89

             Adjusted Fee = $373,012.50 + $61,659.89 = $434,672.39

 D. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the WB Portfolio and the Index are treated in a symmetrical manner, such as in the example.

Description of William Blair & Company, L.L.C.

William Blair & Company, L.L.C., 222 West Adams Street, Chicago, IL 60606, an independently owned full service investment advisory firm founded in 1935. William Blair & Company is organized as a Delaware limited liability company.


 For the fiscal years ended August 31, 2002, 2003, and 2004, the Fund incurred advisory fees of $11,597,000, $9,035,000 (before a performance-based decrease of $1,362,000), and $9,656,000 (before a performance-based decrease of $1,946,000), respectively.



                       VANGUARD INTERNATIONAL GROWTH FUND


SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.


Vanguard International Growth has entered into an investment advisory agreement with Schroder Investment


Management North America Inc. (Schroder) to manage the investment and reinvestment of a portion of the Fund's assets (the Schroder Portfolio) and to continuously review, supervise, and administer Vanguard International Growth Fund's investment program with respect to these assets. Schroder will invest or reinvest the assets of the Schroder Portfolio only in foreign (non-U.S.) securities. Schroder discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.



 As compensation for the services rendered by Schroder under the agreement, the Fund pays Schroder a basic fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Schroder's portion of the Fund for the quarter:



                  NET ASSETS                   ANNUAL RATE
                  ----------                   -----------
                  First $50 million                 0.350%
                  Next $950 million                 0.175%
                  Over $1 billion                   0.125%




 The basic fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of the Schroder Portfolio relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, as it may be reformulated from time to time. The trustees believe that the MSCI EAFE Index is an appropriate standard against which the investment performance of the Schroder Portfolio can be measured. The performance fee adjustment is as follows:

 (a) On assets of the Fund of $1 billion or less:



   THREE-YEAR PERFORMANCE DIFFERENTIAL BETWEEN
   SCHRODER PORTFOLIO AND MSCI EAFE INDEX                      PERFORMANCE ADJUSTMENT RATE
                          ---------------                      ---------------------------
   +12% or above                                   +0.0750% x average month-end net assets
   Between +6% and +12%                            +0.0375% x average month-end net assets
   Between +6% and -6%                                  -0- x average month-end net assets
   Between -6% and -12%                            -0.0375% x average month-end net assets
   -12% and below                                  -0.0750% x average month-end net assets


 (b) On assets of the Fund of more than $1 billion:



            THREE-YEAR PERFORMANCE DIFFERENTIAL BETWEEN
            SCHRODER PORTFOLIO AND MSCI EAFE INDEX                        PERFORMANCE ADJUSTMENT RATE
                                   ---------------                        ---------------------------
            +12% or above                                     +0.0500% x average month-end net assets
            Between +6% and +12%                              +0.0250% x average month-end net assets
            Between +6% and -6%                                    -0- x average month-end net assets
            Between -6% and -12%                              -0.0250% x average month-end net assets
            -12% and below                                    -0.0500% x average month-end net assets




 The following special rules will also apply to Schroders compensation:

 (a) SCHRODER PORTFOLIO UNIT VALUE. The Schroder Portfolio unit value shall be determined by dividing the total net assets of the Schroder Portfolio by a given number of units. The number of units in the Schroder Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the Schroder Portfolio, the number of units of the Schroder Portfolio shall be adjusted based on the unit value of the Schroder Portfolio on the day such changes are executed.


 (b) SCHRODER PORTFOLIO PERFORMANCE. The investment performance of the Schroder Portfolio for any period, expressed as a percentage of the Schroder Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the Schroder Portfolio unit value during such period; (2) the unit value of the Fund's cash distributions from the Schroder Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the Schroder Portfolio, expressed as a percentage of the Schroder Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the Schroder Portfolio, of dividends per unit of the Schroder Portfolio paid from investment income, and of capital gains taxes per unit of the Schroder Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the Schroder Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends (which date shall be the relevant ex-dividend date) and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes.



 (c) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.



 (d) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the Schroder Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.

 During the fiscal years ended August 31, 2002, 2003, and 2004, the Fund incurred the following advisory fees to Schroder:



                                                         2002        2003         2004
                                                         ----        ----         ----
Basic Fee                                          $8,751,000  $7,728,000  $10,313,000
Increase/(Decrease) for Performance Adjustment      1,642,000     526,000    (322,000)
                                                    ---------     -------    ---------
Total                                             $10,393,000  $8,254,000   $9,991,000



Sub-Advisor--Schroder Investment Management North America Limited


The Fund has entered into a sub-advisory agreement with Schroder and Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited has primary responsibility for choosing investments for the Fund.


 Under the terms of the sub-advisory agreement for the Fund, Schroder pays Schroder Limited advisory fees equal to 25% of the advisory fee actually paid to Schroder under its investment advisory agreement with the Fund. The sub-advisory arrangement became effective on April 1, 2003.


Description of Schroder


Vanguard International Growth Fund is managed by Schroder. Effective April 1, 2003, Schroder employs Schroder Limited as a sub-advisor to the Fund. Each of Schroder and Schroder Limited is a wholly-owned subsidiary of Schroders Incorporated, 875 3rd Avenue, New York, NY. Schroders plc is the holding company parent of a large world-wide group of financial service companies (referred to as "The Schroder Group") with subsidiaries and branches and representative offices located in 27 countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $180 billion.



BAILLIE GIFFORD OVERSEAS LTD


The Fund also entered into an investment advisory agreement with Baillie Gifford Overseas Ltd (Baillie Gifford) to manage the investment and reinvestment of a portion of the Fund's assets (the BG Portfolio) and continuously review, supervise, and administer the Fund's investment program with respect to these assets. Baillie Gifford will invest or reinvest the assets of the BG Portfolio only in foreign (non-U.S.) securities. Baillie Gifford discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.


 The Portfolio pays Baillie Gifford at the end of each fiscal quarter, an amount (the adjusted fee) equal to a base fee plus a performance-based adjustment to the base fee (the performance adjustment).


 The base fee for each fiscal quarter of the Fund is calculated by applying the following annual percentage rate schedule to the average month-end net assets of the BG Portfolio during such fiscal quarter, and dividing the result by 4.


                  NET ASSETS                                                                  ANNUAL RATE
                  ----------                                                                  -----------
                  On the first $1.5 billion                                                        0.150%
                  On the next $2.0 billion                                                         0.125%
                  On assets over $3.5 billion                                                      0.100%

The performance adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate adjustment percentage (shown below) to the annual percentage rate schedule applied to the average of the month-end net assets of the Fund over the previous 36 months, and dividing the result by four. The adjustment percentage for each fiscal quarter of the Fund shall be determined by applying the following performance adjustment schedule to the performance of the BG Portfolio relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index (the Index) over the rolling 36-month period applicable to such fiscal quarter.


            CUMULATIVE PERFORMANCE OF BG PORTFOLIO VS.
            INDEX OVER RELEVANT 36-MONTH PERIOD                   ADJUSTMENT PERCENTAGE
            -----------------------------------                   ---------------------
            Less than -9%                                                          -50%
            From -9% up to and including 0%             Linear decrease from -50% to 0%
            Greater than 0% and up to +9%               Linear increase from 0% to +50%
            More than +9%                                                          +50%


 I. The following example serves as a guide for the calculation of the adjusted fee.


 Assume the adjusted fee for the fiscal quarter ending February 28, 2006, is being calculated, the transition rules are not in effect, and the month-end net assets of the BG Portfolio over the rolling 36-month period applicable to such fiscal quarter are as follows:


                       MONTH-END NET ASSETS OF BG PORTFOLIO ($MILLION)
----------------------------------------------------------------------------------------------------
        JAN.    FEB.    MAR.    APR.     MAY    JUNE    JULY    AUG.   SEPT.    OCT.    NOV.    DEC.
2003   1,001   1,002   1,003   1,004   1,005   1,006   1,007   1,008   1,009   1,010
2004   1,011   1,012   1,013   1,014   1,015   1,016   1,017   1,018   1,019   1,020   1,021   1,022
2005   1,023   1,024   1,025   1,026   1,027   1,028   1,029   1,030   1,031   1,032   1,033   1,034
2006   1,035   1,036



 Also, assume the cumulative performance of the BG Portfolio over the rolling 36-month period applicable to such fiscal quarter is +24.5%, and the cumulative performance of the Index over such period is +20.0%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending February 28, 2006, would be $483,609.38 and is calculated as follows:


 (a) BASE FEE OF $388,125.00, CALCULATED AS FOLLOWS: The average month-end net assets of the BG Portfolio over the fiscal quarter ending February 28, 2006 ($1,035,000,000), when applied to the annual percentage rate schedule, corresponds to average month-end net assets of $1.5 billion or less, and an annual percentage rate of 0.150%. Therefore, the base fee is equal to:


                              Base fee = (a X b) / 4


          Where:

   a = average month-end net assets over the fiscal quarter ending February 28,
                                     2006,

                              calculated as follows:

      ($1,034,000,000 + $1,035,000,000+ $1,036,000,000) / 3 = $1,035,000,000

   b = annual percentage rate applied to average month end net assets = 0.150%

              Base Fee = ($1,035,000,000 X 0.150%) / 4 = $388,125.00

 (b) PERFORMANCE ADJUSTMENT OF +$95,484.38, CALCULATED AS FOLLOWS: The average month-end net assets of the BG Portfolio over the rolling 36-month period applicable to the fiscal quarter ending February 28, 2006, is $1,018,500,000. The excess return of the BG Portfolio (+24.5%) over the Index (+20.0%) over such period is +4.5%. An excess return of +4.5%, when applied to the performance adjustment schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an adjustment percentage of +25%, calculated as follows:


                      Adjustment Percentage = ([c / d]) X e

 Where:

              c = excess return over the performance period = +4.5%

       d = maximum excess return for appropriate performance range = +9.0%

    e = maximum adjustment percentage for appropriate performance range = +50%

                Adjustment Percentage = (4.5% / 9.0%) X 50% = +25%

            Therefore, the performance adjustment = [(f X g) X h] / 4


          Where:

                        f = Adjustment Percentage = +25%

   g = annual percentage rate applied to average month end net assets = 0.150%

             h = average month-end net assets for the 36 months ended

                       February 28, 2006 = $1,018,500,000

   Performance Adjustment = [(25% X 0.150%) X $1,018,500,000] / 4 = +$95,484.38

 (c) AN ADJUSTED FEE OF $483,609.38, CALCULATED AS FOLLOWS:

                              Adjusted fee = i + j

          Where:

                           i = Base Fee = $388,125.00

                     j = Performance Adjustment = $95,484.38

              Adjusted Fee = $388,125.00 + $95,484.38 = $483,609.38

 (d) CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.


 Notwithstanding any other provision of this agreement, the advisor shall receive no compensation hereunder with respect to any period of time that begins prior to February 6, 2003. Accordingly, the first adjusted fee payable hereunder shall be pro rated as necessary to account for the actual duration of time during the first fiscal quarter of the Fund for the 2003 calendar year that this agreement was effective, and all subsequent calculations of the adjusted fee payable hereunder shall be appropriately adjusted to ensure that the Advisor receives no compensation hereunder with respect to any period of time that begins prior to February 6, 2003.


 II. The performance adjustment will not be fully incorporated into the determination of the adjusted fee until the fiscal quarter ended February 28, 2006. Until that date, the following transition rules will apply:


 (a) FEBRUARY 6, 2003, THROUGH NOVEMBER 30, 2003. The adjusted fee was the base fee.


 (b) DECEMBER 1, 2003, THROUGH FEBRUARY 28, 2006. Beginning December 1, 2003, the performance adjustment will take effect on a progressive basis with regard to the number of months elapsed between February 28, 2003, and the end of the quarter for which the adjusted fee is being computed. During this period, the base fee for purposes of calculating the performance adjustment will be computed using the average month-end net assets of the BG Portfolio, as determined for a period commencing March 1, 2003, and the ending as of the end of the applicable fiscal quarter of the Fund. During this period, the performance adjustment will be calculated using the cumulative performance of the BG Portfolio and the Index for a period commencing March 1, 2003, and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since February 28, 2003, divided by 36.



 (c) ON AND AFTER FEBRUARY 28, 2006. The adjusted fee will be equal to the base fee plus the performance adjustment.

 III. The following example serves as a guide for the calculation of the adjusted fee during the transition period.

 Assume that the advisor's compensation is being calculated for the fiscal quarter ended August 31, 2004, and the month-end net assets of the BG Portfolio over the 18-month period applicable to such fiscal quarter are as follows:



                             MONTH-END NET ASSETS OF BG PORTFOLIO ($MILLION)
----------------------------------------------------------------------------------------------------
        JAN.    FEB.    MAR.    APR.     MAY    JUNE    JULY    AUG.   SEPT.    OCT.    NOV.    DEC.
        ----    ----    ----    ----     ---    ----    ----    ----   -----    ----    ----    ----
2003                   1,001   1,002   1,003   1,004   1,005   1,006   1,007   1,008   1,009   1,010
2004   1,011   1,012   1,013   1,014   1,015   1,016   1,017   1,018


 Also, assume the cumulative performance of the BG Portfolio over the 18-month period applicable to the August 31, 2004, fiscal quarter is +11.8%, and the cumulative performance of the Index over such period is +10.0%. Thus, the excess return of the BG Portfolio over the applicable period is +1.80%. The adjusted fee payable by the Fund to the advisor for the fiscal quarter ending February 28, 2006, would be $419,231.25 and is calculated as follows:


 (A) BASE FEE OF $381,375.00, CALCULATED AS FOLLOWS: The average month-end net assets of the BG Portfolio over the fiscal quarter ending August 31, 2004 ($1,017,000,000), when applied to the annual percentage rate schedule, corresponds to average month-end net assets of $1.5 billion or less, and an annual percentage rate of 0.150%. Therefore, the base fee is equal to:


                             Base Fee = (a X b) / 4

          Where:

   a = average month-end net assets over the fiscal quarter ending February 28, 2006, calculated as follows: ($1,016,000,000 + $1,017,000,000 + $1,018,000,000)
                              / 3 = $1,017,000,000

   b = annual percentage rate applied to average month end net assets = 0.150%

              Base Fee = ($1,017,000,000 X 0.150%) / 4 = $381,375.00

 (b) PERFORMANCE ADJUSTMENT OF +$37,856.25, CALCULATED AS FOLLOWS: The average month-end net assets of the BG portfolio over the performance period (February 28, 2003, to August 31, 2004) are $1,009,500,000. The excess return of the BG portfolio (+11.8%) over the Index (+10.0%) over such period is +1.80%. An excess return of +1.80%, when applied to the performance adjustment schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an adjustment percentage of +10%, calculated as follows:

                      Adjustment Percentage = ([c / d] X i)

          Where:

            c = percentage amount by which the performance of the Fund has exceeded the Index = +1.80%

            d = size of the adjusted range over which the linear
                         adjustment applies, determined as follows:

               adjusted range = [(e / f) X g] to [(e / f) X h] = d

   e = number of months elapsed from February 28, 2003 to August 31, 2004 = 18

           f = number of months in full rolling performance period = 36

        g = minimum excess return for appropriate performance range = 0.0%

       h = maximum excess return for appropriate performance range = +9.0%

         d = [(18 / 36) X 0.0%] to [(18 / 36) X +9.0%] = (0.0% to +4.5%),

       therefore, the size of adjustment range = (+4.5% - 0.0%) = +4.5% = d

          i = The maximum adjustment percentage for the transition
                         period, which is determined as follows:

                Maximum Adjustment Percentage = [(e / f) X j] = i

   e = number of months elapsed from February 28, 2003 to August 31, 2004 = 18

           f = number of months in full rolling performance period = 36

  j = Maximum Adjustment Percentage for the appropriate performance range = +50%

  Maximum adjustment percentage for transition period = [(18 / 36) X 50%) = +25%
                                      = i

      Adjustment Percentage = ([c / d] X i) = ([1.8% / 4.5%] X 25%) = +10.0%

       Therefore, the Performance Adjustment is equal to ([k X l] X m) / 4

          Where:

                        k = Adjustment Percentage, = +10%

   l = annual percentage rate applied to average month-end net assets = 0.150%
                     m = average month-end net assets for the
             transition period ended August 31, 2004 = $1,009,500,000


   Performance Adjustment = [(10% X 0.150%) X $1,009,500,000] / 4 = +$37,856.25

 (C) AN ADJUSTED FEE OF $419,231.25, CALCULATED AS FOLLOWS:

                              n + p = Adjusted fee

          Where:

                           n = Base Fee = $381,375.00

                     p = Performance Adjustment = $37,856.25

              Adjusted Fee = $381,375.00 + $37,856.25 = $419,231.25

 (d) CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

 IV. The following special rules will also apply to Baillie Gifford's compensation:

 (a) BG PORTFOLIO UNIT VALUE. The BG Portfolio unit value shall be determined by dividing the total net assets of the BG Portfolio by a given number of units. The number of units in the BG Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the BG Portfolio, the number of units of the BG Portfolio shall be adjusted based on the unit value of the BG Portfolio on the day such changes are executed.


 (b) BG PORTFOLIO PERFORMANCE. The investment performance of the BG Portfolio for any period, expressed as a percentage of the BG Portfolio unit value at the beginning of the period, will be the sum of: (1) the change in the BG Portfolio unit value during such period; (2) the unit value of the Fund's cash distributions from the BG Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (3) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the BG Portfolio, expressed as a percentage of the BG Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the BG Portfolio, of dividends per unit of the BG Portfolio paid from investment income, and of capital gains taxes per unit of the BG Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the BG Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the BG Portfolio unit value will be determined net of all fees and expenses of the Fund attributable to the BG Portfolio. Thus, the performance of the BG Portfolio will be net of all fees and expenses of the Fund attributable to the BG Portfolio when compared to the Index.



 (c) INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (1) the change in the level of the Index during such period, and (2) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.


 (d) PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the BG Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the SEC.



Description of Baillie Gifford Overseas Ltd


Baillie Gifford Overseas Ltd, 1 Rutland Court, Edinburgh, EH3 8EY, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.


 During the fiscal year ended August 31, 2004, the Fund incurred $10,313,000 (before a performance-based decrease of $322,000) in advisory fees.

                     VANGUARD CALVERT SOCIAL INDEX FUND AND
                        VANGUARD U.S. SECTOR INDEX FUNDS


Vanguard Calvert Social Index Fund and the Vanguard U.S. Sector Index Funds receive advisory services from Vanguard's Quantitative Equity Group on an at-cost basis. For the fiscal years ended August 31, 2002, 2003, and 2004, the Calvert


Social Index Fund's expenses relating to investment advisory services were less than $1,000. For the fiscal period January 26, through August 31, 2004, the U.S. Sector Index Funds incurred the following expenses relating to advisory services:



         FUND                                                            2004
         ----                                                            ----
         Consumer Discretionary Index Fund                             $1,000
         Consumer Staples Index Fund                                    2,000
         Energy Index Fund                                                N/A
                                                                            *
         Financials Index Fund                                          2,000
         Health Care Index Fund                                         2,000
         Industrials Index Fund                                           N/A
                                                                            *
         Information Technology Index Fund                              1,000
         Materials Index Fund                                           2,000
         Telecommunication Services Index Fund                            N/A
                                                                            *
         Utilities Index Fund                                           3,000

 *The Vanguard Energy, Industrials, and Telecommunication Services Index
  Funds did not commence operations until after August 31, 2004.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

Each Fund's current agreement with its advisor is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to the advisor (thirty (30) days for Alliance), (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Fund.

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. For the International Growth and U.S. Growth Funds, the board determines annually whether to approve and renew the Funds' investment advisory arrangements. For Calvert Social Index Fund and the U.S. Sector Index Funds, the board considers annually whether the Funds and their shareholders continue to benefit from the internalized management structure whereby each Fund receives investment management services at cost from Vanguard's Quantitative Equity Group. The board has a standing request that Vanguard and the advisors provide the board with certain information the board has deemed important to evaluate the short- and long-term performance of the advisors of the International Growth and U.S. Growth Funds, and the internalized management of the Calvert Social Index Fund and the U.S. Sector Index Funds. This information includes monthly, quarterly, and annual performance analyses from Vanguard and quarterly self-evaluations by each advisor. Vanguard also provides the board with written analyses of each external advisor's performance on a periodic basis. Each Fund's portfolio managers also meet with the board periodically to discuss the management and performance of the Fund and respond to the board's questions concerning the Fund's performance.

 When considering whether to renew an investment advisory contract (in the case of the International Growth and U.S. Growth Funds), or continue the internalized management structure of the Calvert Social Index Fund and the U.S. Sector Index Funds, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided as well as other material facts, such as the investment performance of the Fund's assets managed by the advisor and the fair market value of the services provided. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as the Fund grows. Additional information is provided to the board detailing other sources of advisor or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant, and the advisor's control of the investment expenses of each Fund, such as transaction costs, including ways in which portfolio transactions for the Funds are conducted and brokers are selected.

 For the International Growth and U.S. Growth Funds, the board also takes into account the nature of the fee arrangements, which include breakpoints that will adjust the fee downward as the size of the Fund increases and a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

 The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following table reflects a sample of the most recent data for each Fund (except Vanguard U.S. Sector Index Funds which did not commence operations until January 26, 2004):



                                                AVERAGE ANNUAL RETURN (BEFORE TAXES) FOR
                                                     PERIODS ENDED AUGUST 31, 2004
                                                                                                                     ADVISORY FEES
                                                                                                                   EXPRESSED AS AN
                                                  1 YEAR                                                     ANNUAL EFFECTIVE RATE
                                               (OR SINCE                 5 YEARS                                     OF THE FUND'S
                                               INCEPTION    (OR SINCE INCEPTION)   10 YEARS  EXPENSE RATIO      AVERAGE NET ASSETS
                                               ---------    --------------------   --------  -------------      ------------------
U.S. GROWTH FUND INVESTOR SHARES*                   3.11                 -13.17%      4.65%          0.53%                     14%
 Russell 1000 Growth Index                          5.36                  -7.35       8.46            N/A                     N/A
 Average Large-Cap Growth  Fund+                    2.90                  -6.22       8.03           1.61                    0.64
 Dow Jones Wilshire 5000 Index                     11.50                  -0.92      10.32            N/A                     N/A

INTERNATIONAL GROWTH FUND INVESTOR SHARES*        18.14%                  -0.09%      4.76%          0.63%                   0.13%
 Average International Fund+                       18.71                  -1.31       3.35           1.76                    0.73
 MSCI EAFE Index                                   22.64                  -1.16       3.42            N/A                     N/A
 CALVERT SOCIAL INDEX FUND INVESTOR SHARES**
   (Inception May 8, 2000)                         8.75%                  -6.23%       N/A           0.25%                   0.03%
 Calvert Social Index                              8.98                   -6.13        N/A            N/A                     N/A
 Average Large-Cap Growth Fund+                    2.90                  -11.51        N/A           1.61                    0.64
 Dow Jones Wilshire 5000 Index                    11.50                   -3.15        N/A            N/A                     N/A

CONSUMER DISCRETIONARY INDEX FUND++
 (Inception January 26, 2004)                     -6.19%                    N/A        N/A           0.28                    0.01%
 Morgan Stanley Capital International(R)
 U.S. Investable Market 2500 Index
 (MSCI/(R)/ US IMI/2500)                          -3.79                     N/A        N/A            N/A                     N/A
 MSCI US IMI/ Consumer Discretionary Index        -6.03                     N/A        N/A                                    N/A

CONSUMER STAPLES INDEX FUND
 VIPER SHARES++
 (Inception January 26, 2004)                      2.83%                    N/A        N/A           0.28                    0.01
 MSCI US IMI/ 2500 Index                          -3.79                     N/A        N/A            N/A                     N/A
 MSCI US IMI/ Consumer Staples Index               2.52                     N/A        N/A            N/A                     N/A
 FINANCIALS INDEX FUND
 VIPER SHARES++
                                      B-45

 (INCEPTION JANUARY 26, 2004)                      0.12%                    N/A        N/A           0.28                    0.01


                    Average Annual Return (Before Taxes for
                         Reriods Ended August 31, 2004


                                                                                                                     ADVISORY FEES
                                                                                                                   EXPRESSED AS AN
                                                  1 YEAR                                                     ANNUAL EFFECTIVE RATE
                                               (OR SINCE                 5 YEARS                                     OF THE FUND'S
                                               INCEPTION    (OR SINCE INCEPTION)   10 YEARS  EXPENSE RATIO      AVERAGE NET ASSETS
                                               ---------    --------------------   --------  -------------      ------------------

MSCI US IMI/ 2500 Index                          -3.79                     N/A        N/A            N/A                     N/A
MSCI US IMI/ Financials Index                     0.22                     N/A        N/A            N/A                     N/A

 HEALTH CARE INDEX FUND
 VIPER SHARES++
 (Inception January 26, 2004)                     -5.24%                    N/A        N/A           0.28                    0.02
 MSCI US IMI/ 2500 Index                          -3.79                     N/A        N/A            N/A                     N/A
 MSCI US IMI/Health Care Index                    -5.15                     N/A        N/A            N/A                     N/A
 INFORMATION TECHNOLOGY INDEX FUND
 VIPER SHARES++
 (Inception January 26, 2004)                    -20.50%                   N/A         N/A           0.28                    0.01

 *Information about the Fund's other share classes may be found elsewhere in this Statement of Additional Information. **Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Performance measurement began May 31, 2000.
 +Derived from data provided by Lipper Inc.
++Returns are based on the NAV of a VIPER Share. Information about the Funds' other share class may be found elsewhere in the Statement of Additional
Informtion.



 Based upon its most recent evaluation of each Fund's investment staff, the portfolio management process, the short- and long-term performance results, the current advisory arrangements for the International Growth and U.S. Growth Funds, and the at-cost internalized management arrangements for the Calvert Social Index Fund and the U.S. Sector Index Funds, the board determined that it would be in the best interests of each Fund's shareholders to renew the investment advisory agreements for the International Growth and U.S. Growth Funds, and to continue the internalized management arrangements for the Calvert Social Index Fund and the U.S. Sector Index Funds.



U.S. GROWTH FUND (ALLIANCE CAPITAL MANAGEMENT, L.P.):

* The board determined that the performance results for the Fund during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 1000 Growth

 Index; (2) the average large-cap growth fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

* The board assessed that the advisory fee paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

* The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Alliance.



U.S. GROWTH FUND (WILLIAM BLAIR & COMPANY, L.L.C.):

* The board determined that the performance results for the Fund during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the Russell 1000 Growth

 Index; (2) the average large-cap growth fund (derived from data provided by Lipper Inc.); and (3) other appropriate market indexes.

* The board assessed that the advisory fee paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.


* The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with William Blair & Company.



INTERNATIONAL GROWTH (SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.):

* The board determined that the performance results for the Fund during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the MSCI EAFE Index; (2) the average international fund (derived from data provided by Lipper Inc.); and
 (3) other appropriate market indexes.

* The board assessed that the advisory fee paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

* The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Schroder.



INTERNATIONAL GROWTH (BAILLIE GIFFORD OVERSEAS LTD):

* The board determined that the performance results for the Fund during the advisor's tenure were reasonable, as compared with relevant performance standards, including the performance results of: (1) the MSCI EAFE Index; (2) the average international fund (derived from data provided by Lipper Inc.); and
 (3) other appropriate market indexes.


* The board assessed that the advisory fee paid by the Fund was reasonable, based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.


* The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Baillie Gifford.



CALVERT SOCIAL INDEX FUND AND THE U.S. SECTOR INDEX FUNDS (VANGUARD):

When the board considers whether Vanguard should continue providing internalized investment management services at cost to a Fund, the board takes into account numerous factors, including:

* The nature, extent, and quality of the services provided.
* The investment performance of the Fund's assets.
* The fair market value of the services provided.
* A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.
* Control of the operating expenses of the Fund.



Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost internalized management arrangements for the Funds, the board determined that it would be in the best interests of each Fund's shareholders to continue the internalized management arrangement.

                             PORTFOLIO TRANSACTIONS


The advisors, pursuant to their agreements with the Funds, are authorized (with the approval of the Funds' board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Funds and are directed to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds under the circumstances. Each advisor has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


 In placing securities transactions, each advisor will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances in which it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers who supply investment research and statistical information and provide other services in addition to execution services to the Funds and/or the advisors. Each advisor considers the investment services it receives useful in the performance of its obligations under the agreement, but is unable to determine precisely the amount by which such services may reduce its expenses.


 Currently, it is each Fund's policy that each advisor may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An advisor will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the advisor and/or a Fund. However, the Funds have informed the advisors not to pay higher commission rates specifically for the purpose of obtaining research services.


  During the fiscal years ended August 31, 2002, 2003, and 2004, the Funds paid the following amounts in brokerage commissions:


         FUND                                       2002                    2003                  2004
         ----                                       ----                    ----                  ----
          U.S. Growth Fund                   $16,362,000             $10,043,000            $8,887,000
          International Growth Fund            9,579,000               5,495,000            11,495,000
          Calvert Social Index Fund               19,300                  12,000                15,500
         U.S. SECTOR INDEX FUNDS
          Consumer Discretionary Index Fund          N/A                     N/A                   72*
          Consumer Staples  Index Fund               N/A                     N/A                  377*
          Energy Index Fund                          N/A                     N/A                  N/A*
          Financials Index Fund                      N/A                     N/A                  335*
          Health Care Index Fund                     N/A                     N/A                2,572*
          Industrials Index Fund                     N/A                     N/A                  N/A*
          Information Technology Index Fund          N/A                     N/A                  203*
          Materials Index Fund                       N/A                     N/A                  455*
          Telecommunication Services Index Fund      N/A                     N/A                  N/A*
          Utilities Index Fund                       N/A                     N/A                  799*
         *Since inception of the Vanguard Consumer Discretionary, Consumer
          Staples, Financials, Health Care, Information Technology, Materials,
          and Utilities Index Funds, on January 26, 2004. The Vanguard Energy,
          Industrials, and Telecommunication Services Index Funds did not
          commence operations until after August 31, 2004.


Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

                             PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS


We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a
majority of independent directors.                     majority of non-independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees
committees are independent of management.              include non-independent members.
                                                       Incumbent board member failed to attend at least
                                                       75% of meetings in the previous year.
                                                       Actions of committee(s) on which nominee serves
                                                       are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


  The following factors will be among those considered in evaluating these proposals.


FACTORS FOR APPROVAL                                               FACTORS AGAINST APPROVAL
--------------------                                               ------------------------
Company requires senior executives to hold minimum                 Total potential dilution (including all stock-based plans)
senior executives to hold a minimum of company stock               exceeds 15% of shares outstanding.
(frequently expressed as a multiple of salary).

Company requires stock acquired through option exercise            Annual option grants have exceeded 2% of shares outstanding.
to be held for a certain period of time.

Compensation program includes performance-vesting                  Plan permits repricing or replacement of options without
awards, indexed options or other performance-linked                shareholder approval.
performance-vesting grants.

Concentration of option grants to senior executives is limited     Plan permits issuance of options with exercise prices below the
(indicating that the plan is very broad-based).                    grant date market value of the company's stock.

Stock-based compensation is clearly used as a substitute for       Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
                                                                   Plan contains automatic share replenishment (evergreen)





B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the Internal Revenue Code, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 Our positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:


FACTORS FOR APPROVAL                                    FACTORS AGAINST APPROVAL
--------------------                                    ------------------------
Plan is relatively short-term (3-5 years).              Plan is long term (>5 years).

Plan requires shareholder approval for renewal.         Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent  Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer feature     Classified board.
(chewable pill) that mandates shareholder vote in
certain situations.

Ownership trigger is reasonable (15-20%)                Board with limited independence.

Highly independent,non-classified board.


B. CUMULATIVE VOTING


We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.


                             YIELD AND TOTAL RETURNS


The annualized yields of each Fund for the 30-day period ended August 31, 2004, are set forth below (Vanguard Energy, Industrials, and Telecommunication Services Index Funds did not commence operations until after August 31, 2004) :



                                                      SHARE CLASS
                                                      -----------
FUND                                    INVESTOR         ADMIRAL       INSTITUTIONAL      VIPER
----                                    --------         -------       -------------      -----
U.S. Growth Fund                         0.23%            0.45%            N/A                N/A
International Growth Fund                 N/A              N/A             N/A                N/A
Calvert Social Index Fund                 1.3              N/A             1.5%               N/A

U.S. SECTOR INDEX FUNDS
 Consumer Discretionary Index Fund        N/A              N/A             N/A               0.59%
 Consumer Staples Index Fund              N/A             1.74             N/A               1.74
 Financials Index Fund                    N/A             2.60             N/A               2.60
 Health Care Index Fund                   N/A             0.97             N/A               0.97
 Information Technology Index Fund        N/A             0.21             N/A               0.21
 Materials Index Fund                     N/A             1.76             N/A               1.76
 Utilities Index Fund                     N/A             3.45             N/A               3.45

 The average annual total returns (both before and after taxes) of each Fund for the one-, five-, and ten-year periods ended August 31, 2004, are set forth below (The Vanguard U.S. Sector Index Funds commenced operations on January 24, 2004, so performance information for a full year is not yet available.) :





                                                                                            5 YEARS
                                                                                          (OR SINCE
                                                                                          INCEPTION)
                                                                1 YEAR ENDED                   ENDED           10 YEARS ENDED
INVESTOR SHARES                                               AUGUST 31, 2004        AUGUST 31, 2004          AUGUST 31, 2004
---------------                                               ---------------        ---------------          ---------------
U.S. GROWTH FUND
 Return Before Taxes                                                    3.11%                 -13.17%                   4.65%
 Return After Taxes on Distributions                                    3.06                  -14.13                    3.33
 Return After Taxes on Distributions and Sale of Fund Shares            2.09                  -10.38                    3.94
INTERNATIONAL GROWTH FUND
 Return Before Taxes                                                   18.14%                 -0.09%                    4.76%
 Return After Taxes on Distributions                                   17.94                  -0.97                     3.86
 Return After Taxes on Distributions and Sale of Fund Shares           12.12                  -0.40                     3.73
CALVERT SOCIAL INDEX FUND
(Inception: May 8 2000)*
 Return Before Taxes                                                    8.75%                 -6.23%                     N/A
 Return After Taxes on Distributions                                    8.59                  -6.44                      N/A
 Return After Taxes on Distributions and Sale of Fund Shares            5.89                  -5.32                      N/A

*Subscription period for the Fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Performance measurement began May 31, 2000.






                                                          1 YEAR ENDED
                                                       AUGUST 31, 2004                SINCE INCEPTION
ADMIRAL SHARES                                     (OR SINCE INCEPTION        THROUGH AUGUST 31, 2004
--------------                                     -------------------        -----------------------

U.S. GROWTH FUND
 (Inception: August 13, 2001)
 Return Before Taxes                                             3.29%                         -8.80%
INTERNATIONAL GROWTH FUND
 (Inception: August 13, 2001)
 Return Before Taxes                                            18.36%                          3.00%
CONSUMER STAPLES INDEX FUND
 (Inception: January 30, 2004)
 Return Before Taxes                                             1.21%                            N/A
FINANCIALS INDEX FUND
 (Inception: February 4, 2004)
 Return Before Taxes                                            -0.23%                            N/A
HEALTH CAREINDEX FUND
 (Inception: February 5, 2004)
 Return Before Taxes                                            -7.26%                            N/A
INFORMATION TECHNOLOGY INDEX FUND
 (Inception: March 25, 2004)
 Return Before Taxes                                           -13.22%                            N/A
MATERIALS INDEX FUND
 (Inception: February 11, 2004)
  Return Before Taxes                                           -0.54%                            N/A
UTILITIES INDEX FUND
 (Inception: April 28, 2004)
 Return Before Taxes                                             4.54%                            N/A

                                                        SINCE INCEPTION
VIPER SHARES*                                   THROUGH AUGUST 31, 2004
-------------                                   -----------------------
CONSUMER DISCRETIONARY INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                             -6.19%
CONSUMER STAPLES INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                              2.83%
FINANCIALS INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                              0.12%
HEALTH CARE INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                             -5.24%
INFORMATION TECHNOLOGY INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                            -20.50%
MATERIALS INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                              5.36%
UNTILITIES INDEX FUND
 (Inception: January 26, 2004)
 Return Before Taxes                                              4.54%
*Returns are based on the NAV of VIPER Shares.



                                                  1 YEAR ENDED                      SINCE INCEPTION
INSTITUTIONAL SHARES                            AUGUST 31,2004              THROUGH AUGUST 31, 2004
--------------------                            --------------              -----------------------
 CALVERT SOCIAL INDEX FUND
(Inception: January 14, 2003)
 Return Before Taxes                                     8.83%                               12.06%





                     INFORMATION ABOUT THE VIPER SHARE CLASS


Each Vanguard U.S. Sector Index Fund (the VIPER Funds) offers and issues an exchange-traded class of shares called VIPER Shares. For this reason, the U.S. Sector Index Funds are referred to in this section individually as a "VIPER Fund" or "Fund" or collectively as the "VIPER Funds" or "Funds." Each VIPER Fund issues VIPER Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.


 Each VIPER Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of--or soon to be part of--its target index (Deposit Securities). Each VIPER Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each VIPER Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.


EXCHANGE LISTING AND TRADING


The VIPER shares have been approved for listing on the American Stock Exchange (the AMEX) and will trade on the Exchange at market prices that may differ from net asset value.

 There can be no assurance that, in the future, VIPER Shares will continue to meet all of the AMEX's listing requirements. The AMEX may, but is not required to, delist a Fund's VIPER Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the VIPER Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by each Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will also delist a Fund's VIPER Shares upon termination of the VIPER Share class.


 As with any stock traded on an exchange, purchases and sales of VIPER Shares will be subject to usual and customary brokerage commissions.


CONVERSIONS AND EXCHANGES


Owners of conventional shares issued by a VIPER Fund (Investor, Admiral, or Institutional Shares) may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same fund.



 Investors that are not Authorized Participants must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, an investor must contact her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.


 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; her ownership of conventional shares and VIPER Shares will be known only to her broker. Next, the broker will instruct Vanguard to convert the appropriate amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held in an account at Vanguard in the name of DTC. (DTC will keep track of which VIPER Shares belong to the broker and the broker, in turn, will keep track of which VIPER Shares belong to its customers.) Because DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned
300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth
0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on her tax return (unless she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.



 The conversion process works differently if the investor opts to hold VIPER Shares through an account at Vanguard Brokerage Services/(R)/ (VBS/(R)/). If the investor converts her conventional shares to VIPER Shares through VBS, all conventional shares for which she requests conversion will be converted into the equivalent amount of VIPER Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.


 Here are some important points to keep in mind when converting conventional shares of a VIPER Fund into VIPER Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day, although processing may take up to three business days depending on when the conversion request is received.

- During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and her investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, the investor will be able to liquidate all or part of her investment by instructing Vanguard or her broker (depending on whether her shares are held in her own account or her broker's omnibus account) to redeem her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of her investment by instructing her broker to sell her VIPER Shares.


BOOK ENTRY ONLY SYSTEM


Vanguard/(R) /VIPERs(TM) are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (NYSE), the AMEX and the National Association of Securities Dealers (NASD). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).


 Beneficial ownership of VIPER Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in VIPER Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of VIPER Shares.


 Each VIPER Fund recognizes DTC or its nominee as the record owner of all VIPER Shares for all purposes. Beneficial Owners of VIPER Shares are not entitled to have VIPER Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of VIPER Shares.


 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the VIPER Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding VIPER Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.


 Share distributions shall be made to DTC or its nominee as the registered holder of all VIPER Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in VIPER Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of VIPER Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.


 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such VIPER Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.


 DTC may determine to discontinue providing its service with respect to VIPER Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of VIPER Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which VIPER Shares may be listed).

PURCHASE AND ISSUANCE OF VIPER SHARES IN CREATION UNITS

The VIPER Funds issue and sell VIPER Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The VIPER Funds will not issue fractional Creation Units.

 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

FUND DEPOSIT

The consideration for purchase of a Creation Unit from a VIPER Fund generally consists of the in kind deposit of a designated portfolio of equity securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).


 Vanguard, through the National Securities Clearing Corporation (NSCC) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each VIPER Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a VIPER Fund until such time as the next-announced Fund Deposit composition is made available. Each VIPER Fund reserves the right to accept a nonconforming Fund Deposit.


 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change to reflect rebalancing adjustments and corporate actions by a Fund, or in response to adjustments to the weighting or composition of the component stocks of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.


 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate VIPER Fund, and the Fund's determination shall be final and binding.


PROCEDURES FOR PURCHASING CREATION UNITS


To be eligible to place orders with the Distributor and to purchase Creation Units from a VIPER Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Trust's Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.


 An Authorized Participant may place an order to purchase (or redeem) Creation Units of a VIPER Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. Purchases (and redemptions) of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.


 To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.

 Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

 Neither the Trust, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly.)

 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.

PLACEMENT OF PURCHASE ORDERS USING CLEARING PROCESS

For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent or Index Receipt Agent to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate VIPER Fund, together with such additional information as may be required by the Distributor.


 An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.



PLACEMENT OF PURCHASE ORDERS OUTSIDE CLEARING PROCESS


An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 A VIPER Fund may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, cash totaling at least 115% of the market value of the undelivered Deposit Securities (the Additional Cash Deposit). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date and federal funds in the appropriate amount are deposited with the Custodian by 11 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11 a.m., Eastern time, the next Business Day, then the Fund may reject the order and the investor shall be liable to the Fund for losses, if any, resulting therefrom. Pending delivery of the missing Deposit Securities, the purchaser must deposit additional cash with the Fund to the extent necessary to maintain the Additional Cash Deposit in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. If the purchaser fails to deliver missing Deposit Securities by 1 p.m. on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or fails to pay additional money to maintain the Additional Cash Deposit at 115% of the marked-to-market value of the missing securities within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Fund. In addition, the Fund will be entitled to collect a transaction fee of $4,000 in all such cases. The delivery of Creation Units so purchased will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.



REJECTION OF PURCHASE ORDERS

Each of the VIPER Funds reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, a VIPER Fund will reject a purchase order if:

-    the order is not in proper form;

- the investor(s), upon obtaining the VIPER Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;

- the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above;

- acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

- circumstances outside the control of the Fund, the Transfer Agent, the Custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Distributor, DTC, NSCC, or any other participant in the purchase process, and similar extraordinary events.


The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The VIPER Funds, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.

TRANSACTION FEE ON PURCHASES OF CREATION UNITS


Each of the VIPER Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, the transaction fee for U.S. Sector VIPERs is $1,000, regardless of how many Creation Units are purchased. The Funds reserve the right to exempt investors providing seed capital from the purchase transaction fee. An additional charge of up to $5,500 may be imposed for purchases effected outside the Clearing Process. The maximum transaction fees for purchases and redemptions of the U.S. VIPERs are as follows:



                  Consumer Discretionary Index VIPERs          $2,166
                  Consumer Staples Index VIPERs                 1,292
                  Energy Index VIPERs                           1,292
                  Financials Index VIPERs                       2,458
                  Health Care Index VIPERs                      1,795
                  Industrials Index VIPERs                      1,848
                  Information Technology Index VIPERs           2,219
                  Materials Index VIPERs                        1,318
                  Telecommunication Services Index VIPERs       1,106
                  Utilities Index VIPERs                        1,265


 When a VIPER Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities.


REDEMPTION OF VIPER SHARES IN CREATION UNITS


VIPER Shares may be redeemed only in Creation Units; a Fund will not redeem VIPER Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of VIPER Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.


 An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.


 Vanguard, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through NSCC.


TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS


Each of the VIPER Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the redemption of Creation Units. For redemptions of the U.S. Sector Index VIPERs effected through the Clearing Process, the transaction fee is $1,000, regardless of how many Creation Units are redeemed. An additional charge may be imposed for redemptions effected outside the Clearing Process. The maximum transaction fee for redemptions is shown in the table above.

 When a VIPER Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS


An order to redeem Creation Units through the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by a Fund after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which the redemption request is deemed received.



PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS


An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of VIPER Shares directly through DTC. An order to redeem a Creation Unit of a VIPER Fund outside the Clearing Process is deemed received on the Transmittal Date if (1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If the Fund's custodian does not receive the required number of VIPER Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.



 After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.


 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Calculation of Net Asset Value," computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Custodian on such Transmittal Date.

 Each of the VIPER Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the net asset value of its VIPER Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).

 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular stock included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the stock. In addition, each VIPER Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended August 31, 2004, appearing in the Funds' 2004 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge. (Because the Energy, Industrials, and Telecommunication Services Index Funds did not commence operations until after August 31, 2004, the financial statements and related information for these Funds are not yet available.)


                                LEGAL DISCLAIMERS


(THE FOLLOWING APPLIES TO EACH U.S. SECTOR INDEX FUND)



EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE

FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.


 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE

FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

                                                                 SAI023   122004

                                     PART C

                              VANGUARD WORLD FUNDS
                               OTHER INFORMATION

ITEM 22. EXHIBITS

EXHIBITS DESCRIPTION
(a) Declaration of Trust, filed on November 27, 2002, Post-Effective Amendment No. 84, is hereby incorporated by reference.
(b) By-Laws, filed on July 31, 2003, Post-Effective Amendment No. 87, is hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders--Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contracts, for William Blair & Company, filed on April 19, 2004, Post-Effective Amendment No. 94; for Baillie Gifford Overseas, Ltd, Schroder Investment Management North America Inc., and Schroder Investment Management North America Limited, filed on July 31, 2003, Post-Effective Amendment No. 87; and for Alliance Capital Management, filed on November 27, 2002, Post-Effective Amendment No. 84, are hereby incorporated by reference. The Vanguard Group, Inc. provides investment advisory services to the Funds at cost pursuant to the Amended and restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)    Underwriting Contracts--Not applicable
(f) Bonus or Profit Sharing Contracts--Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreements, for Brown Brothers Harriman & Co., filed on January 15, 2004, Post-Effective Amendment No. 93; for Citibank, N.A., filed on November 27, 2002, Post-Effective Amendment No. 84; for Wachovia Bank, and JP Morgan Chase Bank, filed on June 15, 2004, Post-Effective Amendment No. 95, are hereby incorporated by reference.
(h) Other Material Contracts--Amended and Restated Funds' Service Agreement, filed on November 27, 2002, Post-Effective Amendment No. 84, is hereby incorporated by reference. Indemnity Agreement between The Vanguard Group, Inc., and William Blair & Company, L.L.C., filed on April 19, 2004, Post-Effective Amendment No. 94 is hereby incorporated by reference.
(i)    Legal Opinion--Not Applicable
(j) Consent of Independent Registered Public Accounting Firm, is filed herewith
(k)    Omitted Financial Statements--Not Applicable
(l)    Initial Capital Agreements--Not Applicable
(m)    Rule 12(b)-1 Plan--Not Applicable
(n)    Rule 18f-3 Plan, is filed herewith.
(o)    Reserved
(p) Code of Ethics, for Schroder Investment Management North America, Inc., and Schroder Investment Management North America, Ltd., and The Vanguard Group, filed on December 4, 2003, Post-Effective Amendment No. 90; for Baillie Gifford Overseas, Ltd, filed on February 6, 2003, Post-Effective Amendment No. 85; and for Alliance Capital Management, filed on November 27, 2002, Post-Effective Amendment No. 84; for William Blair & Company, L.L.C., filed on June 15, 2004, Post-Effective Amendment No. 95, are hereby incorporated by reference.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 24. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Alliance Capital Management L.P. (Alliance), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Alliance, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Alliance pursuant to the Advisers Act (SEC File No. 801-56720).

William Blair & Company, L.L.C. (William Blair & Company), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of William Blair & Company, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by William Blair & Company pursuant to the Advisers Act (SEC File No. 801-688).

Schroder Investment Management North America, Inc. (Schroder), is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Schroder, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

Baillie Gifford Overseas Ltd (Baillie Gifford) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Baillie Gifford, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules B and D of Form ADV filed by Baillie Gifford pursuant to the Advisers Act (SEC File No. 801-21051).

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 26. PRINCIPAL UNDERWRITERS

a.     Not Applicable
b.     Not Applicable
c.     Not Applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31
(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's custodians, Citibank, N.A., 111 Wall Street, New York, NY 10005, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, and Wachovia Bank, N.A. 123 S. Broad Street, PA4942, Philadelphia, PA 19109.

ITEM 28. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 29. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 15th day of December, 2004.

                                               VANGUARD WORLD FUNDS

                                   BY:_____________(signature)________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURE                       TITLE                                      DATE
------------------------------------------------------------------------------------------------

By:       /S/ JOHN J. BRENNAN        President, Chairman, Chief                 December 15, 2004
    -----------------------------      Executive Officer, and Trustee
            (Heidi Stam)
          John J. Brennan*

By:       /S/ CHARLES D. ELLIS       Trustee                                   December 15, 2004
    -----------------------------
            (Heidi Stam)
          Charles D. Ellis*

By:       /S/ RAJIV L. GUPTA         Trustee                                  December 15, 2004
    -----------------------------
            (Heidi Stam)
          Rajiv L. Gupta*


By:   /S/ JOANN HEFFERNAN HEISEN     Trustee                                   December 15, 2004
    -----------------------------
            (Heidi Stam)
        JoAnn Heffernan Heisen*


By:      /S/ BURTON G. MALKIEL       Trustee                                   December 15, 2004
    -----------------------------
            (Heidi Stam)
          Burton G. Malkiel*


By:    /S/ ALFRED M. RANKIN, JR.     Trustee                                   December 15, 2004
    ----------------------------
            (Heidi Stam)
        Alfred M. Rankin, Jr.*


By:    /S/ J. LAWRENCE WILSON        Trustee                                    December 15, 2004
    ----------------------------
            (Heidi Stam)
        J. Lawrence Wilson*


By:     /S/ THOMAS J. HIGGINS        Treasurer and Principal                    December 15, 2004
    -----------------------------     Financial Officer and Principal
            (Heidi Stam)              Accounting Officer
         Thomas J. Higgins*



*By Power of Attorney. For Charles D. Ellis, see File Number 33-19446, filed on
 January 31, 2003; for all other trustees and officers, see File Number 2-57689, filed on December 26, 2002. All as incorporated by Reference.

                                  EXHIBIT INDEX

Consent of Independent Registered {ublic Accountant . . . . .Ex-99.J
Rule 18f-3. . . . . . . . . . . . . . . . . . . . . . . . . . Ex-99.N